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                                                                   EXHIBIT 10.20


                             AGREEMENT OF SALE (O&O)

       This Agreement of Sale (the "Agreement") is made this ___ day of February, 2000, between Beasley FM Acquisition Corp., a Delaware corporation (the "Seller") and Beasley Family Towers, Inc., a Delaware corporation (the "Buyer") (together, the "Parties").

                                   WITNESSETH:

       WHEREAS, Seller owns certain real and personal property comprising multiple parcels of real property and three (3) communications tower facilities (the "Towers") located in Grantsboro, North Carolina and Fayetteville, North Carolina used in the operation of radio broadcast stations WMGV-FM, WUKS-FM and WAZZ-AM (collectively, the "Tower Sites" and each, a "Tower Site");

       WHEREAS, Seller desires to sell and Buyer desires to purchase the Towers and certain real and personal property belonging to Seller and associated with the Tower Sites;

       NOW, THEREFORE, in consideration of the mutual premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties, intending to be legally bound hereby, agree as follows:

       1.     Agreement To Sell And Purchase.

       Seller agrees to sell, transfer, assign, convey and deliver to Buyer and Buyer agrees to purchase and accept from Seller, the following assets upon the terms and conditions contained herein (collectively, the "Assets"):

              (a) Those certain tracts of land, and easements or appurtenances incident to such tracts of land, that are associated with the Tower Sites (collectively, such land, easements and appurtenances, the "Land"), and the Towers, each such Tower and its corresponding parcel of Land more particularly described in Exhibit A attached hereto; and

              (b) The leases for use of space on certain of the Towers located at the Tower Sites as more particularly discussed in Section 5(d) of this Agreement.

       2.     Assumption of Liabilities.

              (a) Upon the terms and subject to the conditions contained herein, Buyer shall assume and become responsible for any and all liabilities and obligations arising out of, or relating to events occurring after 12:01 am Eastern Standard Time on the Closing Date (the "Adjustment Time") under the Tower Leases (as defined in Section 5(d) hereof), and with respect to the ownership of the Land and Towers, and the operation of the business relating to the Assets (collectively, the "Assumed Liabilities").

              (b) Subject to the provisions of Section 13 hereof, it is understood and agreed that all liabilities to third parties relating to the Assets that arise out of any act, event, or transaction of Seller or the ownership of the Assets or the operation of the business relating to the

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Assets prior to the Closing Date (the "Retained Liabilities") shall remain the responsibility of Seller. Buyer shall not be required to defend any suit or claim arising out of any Retained Liabilities, and Seller shall and hereby agrees to satisfy in due course all such Retained Liabilities, and subject to
Section 13 hereof Seller shall protect and forever hold Buyer harmless from all claims with respect to such Retained Liabilities. It is understood and agreed that all liabilities relating to the Assets that arise out of any act, event, or transaction of Buyer following the Closing Date (the "Assumed Liabilities") shall be the responsibility of Buyer. Seller shall not be required to defend any suit or claim arising out of any Assumed Liabilities, and Buyer shall and hereby agrees to satisfy in due course all such Assumed Liabilities, and subject to
Section 13 hereof Buyer shall protect and forever hold Seller harmless from all claims with respect to such Assumed Liabilities.

       3.     Purchase Price.

              (a) The purchase price for the Assets shall be the amount of One Million One Hundred Thirty Five Thousand Two Hundred Eight Dollars ($1,135,208.00) (the "Purchase Price"). The Purchase Price shall be adjusted at the Closing by the amount of any prorations derived by operation of Section 6 hereof, and for any other normal income and expense items related to the operation of the Tower Sites as of 12:01 am on the day on which the Closing occurs. The Purchase Price shall be allocated among the Assets in accordance with Section 3(b).

              (b) Buyer and Seller agree to allocate the aggregate of the Purchase Price, the Assumed Liabilities and other relevant items among the Assets in accordance with section 1060 of the Internal Revenue Code of 1986, as amended (the "Code"). Buyer and Seller will each report the federal, state, and local and other tax consequences of the purchase and sale contemplated hereby (including the filing of IRS Form 8594) in a manner consistent with such allocation.

       4.     Delivery of Purchase Price.

              (a) The Purchase Price shall be payable at Closing (as defined in Section 8 below) in the manner set forth in Section 4(b).

              (b) As payment of the Purchase Price, Buyer shall deliver to Seller at Closing an unsecured promissory note of Buyer in the aggregate principal amount of One Million One Hundred Thirty Five Thousand Two Hundred Eight Dollars ($1,135,208.00), substantially in the form of Exhibit B (the "Purchase Note").

       5.     Transfer of Towers; Title Insurance.

              (a) Transfer of title to each parcel of Land shall be by deed from the Seller to the Buyer (each, a "Deed"), which Deeds shall be in the form of Exhibit C attached hereto and incorporated herein. Transfer of ownership of the Towers and assumption of the Assumed Liabilities pursuant to Section 2 hereof shall be pursuant to the Assignment, Bill of



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Sale and Assumption Agreement from the Seller to Buyer in the form of Exhibit D attached hereto and incorporated herein (the "Assignment, Bill of Sale and Assumption Agreement").

              (b) The Assets shall be transferred to Buyer free and clear of all liens, encumbrances other than Permitted Encumbrances, if any; otherwise the title to the Land shall be good and marketable or such as will be insured by a reputable title insurance company at regular rates. "Permitted Encumbrances" shall mean: (i) encumbrances for taxes, assessments, or governmental charges or levies which are not yet due and payable, or that, subject to adequate security for payment, are being contested; (ii) existing building restrictions, ordinances, easements of roads, privileges, or rights of public service companies or other rights of way, other restrictions or conditions of record, if any or other encumbrances disclosed in this Agreement (including the Exhibits attached hereto); (iii) easements, rights of way or other encumbrances that do not have a material adverse effect on the Assets or the operation of the business relating to the Assets as currently operated; (iv) encumbrances imposed by law, such as materialmen's, mechanic's, carrier's, workmen's, or repairmen's liens or other similar encumbrances attaching in the ordinary course of business or securing obligations that are not overdue; (v) encumbrances securing indebtedness, which will be removed prior to or at the Closing; and (vi) encumbrances pursuant to contracts and leases to be assumed by Buyer pursuant to
Section 2.

              (c) As soon as practicable following the Closing, or at such other time as the parties agree, Seller, at its expense, shall obtain and deliver to Buyer a commitment for title insurance (the "Title Commitment") issued by a nationally recognized title company in the ALTA Owner's Form Policy of Title Insurance (each a "Title Policy" and collectively, "Title Policies") covering each tract of Land, setting forth the current status of title thereto, showing all recorded liens, claims, encumbrances, easements, rights-of-way, encroachments, reservations, restrictions and any other matters of public record affecting title to the Land pursuant to which such title company agrees to issue to Buyer the Title Policies. The cost of the Title Policies shall be borne by the BUYER. Seller shall execute such customary documents as the title company reasonably requests, including, but not limited to, an affidavit of debts and liens and customary closing statements.

              (d) Buyer and Seller acknowledge that certain of the Towers are occupied, or will be occupied, by various tenants pursuant to tower leases between third party lessees and the Seller, for space on certain of the Towers, such tower leases all made effective prior to the effective date of this Agreement (the "Tower Leases"). Buyer acknowledges receipt of copies of the Tower Leases from Seller. At Closing, Seller will assign all of its right, title, and interest in the Tower Leases to Buyer, and Buyer shall assume the obligations under such Tower Leases, in the Assignment, Bill of Sale and Assumption Agreement. In the event that the Buyer receives after Closing any lease payment from tenants pursuant to Tower Leases for rent that accrued prior to Closing, Buyer shall remit such lease payment promptly to Seller. Conversely, in the event Seller receives after Closing any lease payments from tenants pursuant to the Tower Leases for rent that accrued after Closing, Seller shall remit such lease payments promptly to Buyer.


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       6.     Apportionment of Real Estate Taxes, Rent, Utilities.

              (a) Current real estate taxes, rent, utilities and all other normal income and expense items related to the Assets shall be apportioned between the parties to reflect the principle that all expenses and income arising from the operation of the Assets up through the Adjustment Time shall be for the account of Seller, and all expenses and income arising from the operation of the business relating to the Assets acquired by Buyer after the Adjustment Time shall be for the account of Buyer.

              (b) As soon as practicable following the Closing Date, or at such other time as the parties agree, Buyer shall deliver to Seller a certificate from Buyer which sets forth as of the Adjustment Time, all adjustments to be made as provided in Section 6(a) above (the "Buyer's Certificate"). Buyer shall provide Seller or its representatives access to copies of such portions of books and records Seller may reasonably request solely for the purposes of verifying such adjustments. The Buyer's Certificate shall be final and conclusive unless objected to by Seller in writing within ninety (90) days after delivery. Buyer and Seller shall attempt jointly to reach agreement as to the amount of the adjustments to be made hereunder within thirty
(30) days after receipt of such written objection, which agreement, if achieved, shall be binding upon all parties to this Agreement and not subject to dispute or review.

              (c) In the event of a disagreement between Buyer and Seller with respect to the accounting to be made hereunder, the parties agree that a public accounting firm chosen jointly by Buyer and Seller shall be the final arbiter of such disagreement.

              (d) Any amounts due for the adjustments provided for herein shall be paid within thirty (30) business days after final determination.

       7.     Expenses.

              (a) Seller shall pay the costs of preparation of the Deeds, acknowledgement of the Deeds, Federal, state and local revenue stamps, and real estate transfer taxes.

              (b) All other costs and expenses incurred by the Parties in this transaction, including, but not limited to attorneys' fees, shall be paid by the party incurring them.

       8.     Closing; Closing Conditions.

              (a) Closing of the transactions contemplated by this Agreement (the "Closing") shall occur at a place and time mutually agreeable to Seller and Buyer (the "Closing Date"). Seller and Buyer shall both make a good faith effort to close under this Agreement promptly.

              (b) Seller's obligation to close hereunder shall be conditioned upon (i) all representations and warranties of Buyer being then true and complete in all material respects as if made on and as of the Closing Date, except to the extent that any such representation or


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warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date, (ii) all consents of third parties required for Buyer to consummate the transactions contemplated under this Agreement shall have been obtained, (iii) no order, decree or judgment of any court, agency or other governmental authority shall have been issued based on or arising out of the conduct, action, inaction, qualifications or status of Buyer or any of its affiliates, which would render it unlawful as of the Closing Date to effect the transactions contemplated by this Agreement in accordance with its terms, (iv) the delivery by Buyer of the Purchase Price in the manner set forth in Section 4(b), and (v) the delivery by Buyer of Buyer's Closing Documents (as defined in Section 9 hereof) on or before the Closing Date.

              (c) Buyer's obligation to close hereunder shall be conditioned upon (i) all representations and warranties of Seller being then true and complete in all material respects as if made on and as of the Closing Date, except to the extent that any such representation or warranty is made as of a specific date, in which case such representation or warranty shall have been true and correct as of such date, (ii) all consents of third parties required for Seller to consummate the transactions contemplated under this Agreement shall have been obtained, (iii) no order, decree or judgment of any court, agency or other governmental authority shall have been issued based on or arising out of the conduct, action, inaction, qualifications or status of Seller or any of its affiliates, which would render it unlawful as of the Closing Date to effect that transactions contemplated by this Agreement in accordance with its terms, and (iv) the delivery by Seller of Seller's Closing Documents as set forth in Section 9 hereof.

       9.     Closing Deliveries.

              (a) At Closing, Seller shall execute and/or deliver to Buyer the following (collectively "Seller's Closing Documents"):

                     (i)    The Deeds;

                     (ii)   The Assignment, Bill of Sale and Assumption
                            Agreement;

                     (iii) A certificate from an officer of Seller reasonably acceptable to Buyer confirming the accuracy of the representations and warranties in Section 10 as of the Closing Date;

                     (iv) Authorizing resolutions or minutes from Seller approving this Agreement and the transactions contemplated herein;

                     (v) A FIRPTA affidavit to the effect that Seller is not a "foreign person" (as defined in Section 1445(f)(3) of the Code and the regulations issued thereunder); and

                     (vi) Three (3) lease agreements, each lease agreement by and between Buyer, as lessor, and Seller, as lessee, and each lease agreement substantially in the form of Exhibit E (the "Lease Agreements").


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              (b)    At Closing, Buyer shall execute and/or deliver to Seller
the following (collectively "Buyer's Closing Documents"):

                     (i) Authorizing resolutions from Buyer approving this Agreement and the transactions contemplated herein; and

                     (ii) A certificate from an officer of Buyer reasonably acceptable to Seller confirming the accuracy of the representations and warranties in Section 11 as of the Closing Date;

                     (iii) The Purchase Note executed by a duly authorized officer of Buyer;

                     (iv) Three (3) lease agreements, each lease agreement by and between Buyer, as lessor, and Seller, as lessee, and each lease agreement substantially in the form of Exhibit E (the "Lease Agreements"); and

                     (v)    The Assignment, Bill of Sale and Assumption
                            Agreement.

              (c) Seller's Closing Documents and Buyer's Closing Documents shall be collectively called herein the "Closing Documents". Buyer and Seller agree that such other documents as may be legally necessary or appropriate to carry out the terms of this Agreement or as reasonably requested by the other party shall be executed and delivered by the appropriate party at Closing.

       10.    Representations and Warranties of Seller.

       As a material inducement to Buyer to enter into this Agreement, Seller represents and warrants to Buyer as follows:

              (a) Seller has good and marketable title to the Towers and the Land (or such condition of title as will be insured by any reputable title insurance company at their regular rates), and the Assets are free and clear of liens, encumbrances, restrictions and security interests other than Permitted Encumbrances.

              (b) Seller has full power and authority to execute and deliver this Agreement and Seller's Closing Documents, and to perform its obligations hereunder and thereunder.

              (c) This Agreement and Seller's Closing Documents, when executed and delivered, will constitute valid and binding agreements of Seller, enforceable against Seller in accordance with their terms.

              (d) The sale of the Assets shall not materially conflict with, or result in, a breach of the terms of any agreements or instruments to which the Seller is a party or which


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would result in the creation or imposition of any lien, charge or encumbrance on, or give to others any interest in or right to, any of the Assets.

              (e) Seller has paid or will pay, at or prior to Closing, all outstanding obligations for utilities and taxes through the Closing Date except for such items as are covered by the proration of items of income and expense as set forth in Section 6 hereof.

              (f) No third-party authorization or approval of, or filing with, any person, entity, or authority will be required in connection with the execution and delivery of this Agreement or the transactions contemplated by this Agreement.

              (g) Assuming all consents and approvals required for Seller to consummate the transactions contemplated under this Agreement shall have been obtained, neither the execution, delivery, and performance of, nor Seller's compliance with, the terms and provisions of this Agreement will conflict with, or result in, a breach of any of the terms, conditions, or provisions of the Articles of Incorporation or Bylaws of Seller, or any judgment, order, injunction, decree, regulation, or ruling of any court or any other governmental authority to which Seller is subject or any material agreement or contract to which Seller is a party or to which it is subject, or constitute a material default thereunder.

              (h)    Seller is not a foreign person within the meaning of
Section 1445(f)(3) of the Internal Revenue Code of 1986, as amended, and the regulations issued thereunder.

       11.    Representations and Warranties of Buyer.

       As a material inducement to Seller to enter into this Agreement, Buyer represents and warrants to Seller as follows:

              (a) Buyer has full power and authority to execute and deliver this Agreement and Buyer's Closing Documents, and to perform its respective obligations hereunder and thereunder.

              (b) This Agreement and Buyer's Closing Documents, when executed and delivered, will constitute valid and binding agreements of Buyer enforceable against Buyer, in accordance with their terms.

              (c) Assuming all consents and approvals required for Buyer to consummate the transactions contemplated under this Agreement shall have been obtained, neither the execution, delivery, and performance of, nor Buyer's compliance with, the terms and provisions of this Agreement will conflict with or result in a breach of any of the terms, conditions, or provisions of the Articles of Incorporation or Bylaws of Buyer or any judgment, order, injunction, decree, regulation, or ruling of any court or any other governmental authority to which Buyer is subject or any material agreement or contract to which Buyer is a party or to which it is subject, or constitute a material default thereunder.


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       12.    Representations and Warranties Survive Closing.

       All of the provisions of this Agreement and of the Closing Documents and all of the representations, warranties, considerations, and agreements contained herein and in the Closing Documents shall survive Closing and continue in full force and effect for a period of twelve (12) months from the Closing Date; provided that if a claim for indemnification is made by either party under
Section 13 hereof within such twelve (12) month period, the provisions of
Section 13 shall survive until the resolution of such claim. No claim may be brought under this Agreement unless written notice describing in reasonable detail the nature of the claim is given on or prior to the last day of the twelve (12) month period following the Closing Date.

       13.    Indemnification.

              (a) For a period of one (1) year from the date of this Agreement, Seller shall indemnify, defend, and hold Buyer, its affiliates, partners, employees, officers, directors, agents, and representatives harmless from and against any and all reasonable losses, costs, expenses, liabilities, penalties, claims, and other damages including, but not limited to, reasonable attorney's fees and other costs and expenses, including reasonable costs of investigation, reasonably incurred and resulting from:

                     (i) any breach of Seller's representations or warranties, or the breach of any other provision contained in this Agreement;

                     (ii) nonfulfillment by Seller of any of its covenants or agreements contained herein or in any Seller's Closing Document;

                     (iii)  the Retained Liabilities;

                     (iv) any and all losses, liabilities or damages resulting from Sellers' operations or ownership of any Tower Site prior to the Closing Date, including any and all liabilities arising under the Assets which relate to events occurring prior to the Closing Date.

              (b) For a period of one (1) year from the date of this Agreement, Buyer shall indemnify, defend and hold Seller, its affiliates, employees, officers, directors, agents and representatives harmless from and against any and all losses, costs, expenses, liabilities, penalties, claims, and other damages, including but not limited to, reasonable attorney's fees and other costs and expenses, including reasonable costs of investigations, reasonably incurred and resulting from:

                     (i) any breach of Buyer's representations or warranties, or the breach of any other provision contained in this Agreement;


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                     (ii)   nonfulfillment by Buyer of any of its covenants or
                            agreements contained herein or in any Buyer's Closing Document;

                     (iii)  the Assumed Liabilities;

                     (iv) any and all losses, liabilities or damages resulting from Buyer's operations or ownership of any Tower Site subsequent to the Closing Date, including any and all liabilities arising under the Assets which related to events occurring subsequent to the Closing Date.

              (c) In the event either Buyer or Seller (the "Indemnified Party") becomes aware of circumstances which would entitle such party to indemnification by the other party hereunder (the "Indemnifying Party"), the Indemnified Party shall give the Indemnifying Party prompt written notice, with reasonable detail, of such claim. Upon receipt of such notice by the Indemnified Party to the Indemnifying Party, the Indemnifying Party shall have the option of defending against such pending litigation through engagement of legal counsel of its choice, provided, however, that the Indemnifying Party's choice of legal counsel must be acceptable to the Indemnified Party in its reasonable discretion. In the event the Indemnifying Party elects to defend, the Indemnifying Party shall keep the Indemnified Party fully informed on a timely basis of the status of the pending litigation. In the event that the Indemnifying Party elects to defend and is unsuccessful in such defense, it shall promptly pay to the Indemnified Party any and all losses, costs, expenses, liabilities, penalties, claims and other damages as described above, including but not limited to, reasonable attorney's fees and other costs and expenses associated with the pending litigation being so defended. In the event the Indemnifying Party elects not to defend and the Indemnified Party defends, but is unsuccessful, then the Indemnifying Party shall promptly pay to the Indemnified Party any and all losses, costs, expenses, liabilities, penalties, claims and other damages, as described above, including, but not limited to, reasonable attorney's fees and other costs and expenses incurred, including reasonable costs of investigation. In the event that Indemnifying Party elects not to defend and the Indemnified Party defends successfully, then the Indemnifying Party shall promptly pay to the Indemnified Party any and all costs and expenses incurred, including, but not limited to, reasonable attorney's fees and other costs and expenses incurred, including reasonable costs of investigation. The Indemnifying Party shall reimburse the Indemnified Party upon demand for any payment made by the Indemnified Party at any time after Closing, based on the final judgement of any court of competent jurisdiction or pursuant to a bona fide compromise or settlement of claims, demands or actions in respect to any damages to which the foregoing indemnification relates.

              (d) Limitations on Seller Indemnification. Notwithstanding anything in this Agreement to the contrary, Seller's obligation to indemnify Buyer shall be subject to all of the following limitations:

                     (i) The amount of any losses, costs, expenses, liabilities, penalties, claims, and other damages ("Losses") incurred by Buyer shall be reduced by (A) the amount Buyer recovers



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                            (after deducting all attorneys' fees, expenses, and
                            other out-of-pocket costs of recovery) from any insurer or other party liable for such Losses, and Buyer shall use commercially reasonable efforts to effect any such recovery and (B) any tax benefit realized by Buyer or its owners as a result of any such Loss.

                     (ii) Buyer shall be entitled to indemnification only for Losses as to which Buyer has given Seller written notice describing in reasonable detail the nature and basis for such indemnification ("Notice of Claim") on or prior to the first anniversary of the Closing Date.

                     (iii) Seller shall not be required to make any indemnification under clause of Section 13(a) until the aggregate amount of Losses resulting from or arising out of the matters referred to in Section 13(a)(i) exceeds Ten Thousand Dollars ($10,000.00); provided that if the aggregate amount of such Losses exceeds such amount, Seller shall be required to indemnify Buyer for all Losses indemnifiable under
                            Section 13(a)(i) without regard to such Ten Thousand Dollar ($10,000.00) limitation.

                     (iv)   Any amounts owed to Buyer by Seller pursuant to this
                            Section 13 shall be limited to One Hundred
                            Twenty-Five Thousand Dollars ($125,000.00) and Seller shall have no other liability or responsibility for indemnification hereunder.

              (e) Buyer's Exclusive Remedy. Subsequent to the Closing, indemnification under this Section 13 shall be the exclusive remedy of Buyer with respect to any legal, equitable or other claim for relief based upon this Agreement or arising hereunder.

              (f) Limitation on Buyer's Indemnification. Notwithstanding anything in this Agreement to the contrary, Buyer's obligation to indemnify Seller shall be subject to all of the following limitations:

                     (i) The amount of any Losses incurred by Seller shall be reduced by (A) the amount Seller recovers (after deducting all attorneys' fees, expenses and other out-of-pocket costs of recovery) from any insurer or other party liable for such Losses, and Seller shall use commercially reasonable efforts to effect any such recovery and (B) any tax benefit realized by Buyer or its owners as a result of any such Loss.


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                     (ii)   Seller shall be entitled to indemnification only for
                            Losses as to which Seller has given Buyer a Notice of Claim on or prior to the first anniversary of the Closing Date.

                     (iii) Buyer shall not be required to make any indemnification under clause (i) of Section 13(b) until the aggregate amount of Losses resulting from or arising out of the matters referred to in Section 13(b)(i) exceeds Ten Thousand Dollars ($10,000.00); provided that if the aggregate amount of such Losses exceeds such amount, Buyer shall be required to indemnify Seller for all Losses indemnifiable under
                            Section 13(b)(i) without regard to such Ten Thousand Dollar ($10,000.00) limitation.

                     (iv)   Any amounts owed to Seller by Buyer pursuant to this
                            Section 13 shall be limited to One Hundred
                            Twenty-Five Thousand Dollars ($125,000.00) and Buyer shall have no other liability or responsibility for Indemnification hereunder.

              (g) Seller's Exclusive Remedy. Subsequent to the Closing, indemnification under this Section 13 shall be the exclusive remedy of Seller with respect to any legal, equitable or other claim for relief based upon this Agreement or arising hereunder.

       14.    Termination; Liquidated Damages.

              (a) Right of Termination. This Agreement may be terminated prior to Closing:

                     (i) By written notice from a party that is not then in material breach of this Agreement if:

                            (A) The other party has continued in material breach of this Agreement for twenty (20) days after written notice of such breach from the terminating party;

                            (B) Closing does not occur by May 31, 2000 or such other date as is mutually agreed to by Buyer and Seller.

              (b)    Obligations Upon Termination.

                     (i) Upon termination of this Agreement, each party shall thereafter remain liable for breach of this Agreement prior to such termination and remain liable to pay and perform any obligation under
                            Section 13.


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                     (ii)   If Closing shall not have occurred, Seller's sole
                            remedy at law or in equity for any breach or default by Buyer described in Section 14(a)(i)(A) shall be the termination by Seller of this Agreement by giving of written notice to Buyer pursuant to
                            Section 14(a)(i)(A).

              (c) Termination Notice. Each notice given by a party pursuant to Section 14(a) to terminate this Agreement shall specify the subsection of
Section 14(a) pursuant to which such notice is given. If at the time a party gives a termination notice, such party is entitled to give such notice pursuant to more than one subsection of Section 14(a), the subsection pursuant to which such notice is given and termination is effected shall be deemed to be the subsection specified in such notice provided that the party giving such notice is at such time entitled to terminate this Agreement pursuant to the specified subsection.

       15.    Default; Disputes.

       If Seller fails to perform under this Agreement, the Buyer may exercise any right he has against the Seller, including bringing an action for specific performance. The remedies provided by this Section are in addition to any right or remedies provided elsewhere in this Agreement or at law or in equity. In the event a dispute arises between the Parties over the interpretation of this Agreement, or the performance, alleged non-performance or breach by either Party hereunder, the Parties hereby agree to seek resolution of such dispute in good faith through an alternative dispute resolution process mutually agreeable to the Parties prior to the institution of any legal proceedings related thereto.

       16.    Liabilities.

       Buyer shall not, in connection with the purchase and sale of Assets contemplating herein, assume any liabilities or obligations of the Seller except as specifically set forth herein.

       17.    Third Party Brokerage.

       Seller and Buyer hereby represent and warrant to each other that neither Seller or Buyer has dealt with any broker or finder in connection with the transaction which is the subject of this Agreement. Each party hereby agrees to indemnify, save harmless and defend the other from and against all claims, losses, liabilities and expenses, including reasonable attorney's fees, arising out of any claim made by any broker, finder or other intermediary who claims to have dealt with such party in connection with the transaction which is the subject of this Agreement. The provisions of the paragraph shall survive Closing hereunder.

       18.    Entire Agreement.

       This Agreement (which includes the exhibits and schedules attached hereto) constitutes the entire agreement between the Parties and there are no other understandings, representations or warranties, oral or written, relating to the subject matter hereof.

       19.    Amendment.

       This Agreement may not be changed, modified or amended, in whole or in part, except in writing, signed by all parties.

       20.    Notice.

       Notices given pursuant to this Agreement shall be in writing and shall be given by actual delivery or by mailing the same to the party entitled thereto at the addresses set forth below or at any such other address as any Party may designate in writing to any other Party pursuant to the provisions of this Section. Notice given by mail shall be sent by United States mail, certified or registered, return receipt requested or by nationally recognized courier serviced providing receipt of delivery. Notices shall be deemed to be received on the date of actual receipt, in the case of personal delivery, or on the date of mailing, in the case of mailing. Notices shall be served or mailed to the following addresses, subject to change as provided above:

       If to the Seller:    Beasley FM Acquisition Corp.
                            3033 Riviera Drive, Suite 200
                            Naples, FL  34103
                            Attn:  Mr. George G. Beasley
                            Chief Executive Officer
                            Phone: (941) 263-5000
                            Fax:   (941) 434-8950

       If to the Buyer:     Beasley Family Towers, Inc.
                            3033 Riviera Drive, Suite 200
                            Naples, FL  34103
                            Attn:  Ms. B. Caroline Beasley
                            Secretary
                            Phone: (941) 263-5000
                            Fax:   (941) 434-8950

       With a copy (which shall not constitute notice) to:

                            Joseph D. Sullivan, Esq.
                            Latham & Watkins
                            1001 Pennsylvania Avenue, N.W.
                            Washington, DC 20004-2505
                            Phone: (202) 637-2200
                            Fax:   (202) 637-2201

       21.    Construction.

       Whenever used in this Agreement the singular shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders.

       22.    Assignment and Recording.

       Seller hereby covenants not to assign or record this Agreement except with the prior written consent of the Buyer. Buyer may assign this Agreement freely to any affiliated entity, provided such assignment shall not relieve Buyer of its obligations hereunder.

       23.    Binding Effect.

       This Agreement and all of its terms and conditions shall extend to and be binding upon the Parties hereto and upon their respective heirs, executors, administrators, successors and assigns.

       24.    Further Assurances.

       Seller and Buyer agree to execute and deliver any further documents or assurances that in law or otherwise are necessary, desirable or proper to consummate the transactions contemplated by this Agreement and to vest, perfect, assign or confirm, of record or otherwise, in Buyer title to the Assets.

       25.    Governing Law.

       This Agreement is made and shall be governed by and construed in accordance with the internal laws of the State of North Carolina.

       26.    Headings.

       The headings and captions in this Agreement are for convenience only and are not part of this Agreement.

       27.    Interpretation.

       Neither this Agreement nor any provision contained herein shall be interpreted for or against either party solely because that party or that party's legal representative drafted the provision.

       28.    Counterparts.

       This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute the same Agreement.

       29.    Severability.

       If any provision of this Agreement is found by a court of competent jurisdiction to be invalid or unenforceable, then such provision shall be severed from this Agreement and the remainder shall remain in full force and effect.

       30.    Covenant of Seller.

       Seller shall make all commercially reasonable efforts to resolve any title or restriction issues prior to the Closing, but will continue these efforts subsequent to the Closing to the extent reasonably necessary.

       IN WITNESS WHEREOF, the Parties hereto, intending to be legally bound, have caused this Agreement to be duly executed on the day and year first written above.

                                     SELLER:

                                     BEASLEY FM ACQUISITION CORP.

                                     By:
                                          --------------------------------
                                          Name:  George G. Beasley
                                          Title: Chief Executive Officer

                                     BUYER:

                                     BEASLEY FAMILY TOWERS, INC.

                                     By:
                                          --------------------------------
                                          Name:  B. Caroline Beasley
                                          Title: Secretary

                                INDEX OF EXHIBITS

              Exhibit A                  Description of Land and Towers

              Exhibit B                  Form of Purchase Note

              Exhibit C                  Form of Deeds

              Exhibit D                  Form of Assignment, Bill of Sale and
                                         Assumption Agreement

              Exhibit E                  Form of Lease Agreements

                                    EXHIBIT A

                         DESCRIPTION OF LAND AND TOWERS

WMGV-FM

PARCEL 1:

That certain communications tower situated on that certain tract of land more particularly described as follows:

BEGINNING at a point in the southern right of way line of NC Highway 55 which point of beginning is located South 77 degrees 59' 05" West 259.23 feet and North 88 degrees 03' 16" West 171.67 feet from NCGS Monument "Brown", said beginning also being the northeastern corner of the property conveyed to McGlone by deed recorded in Book 140 at Page 734 in the office of the Register of Deeds of Pamlico County. Thence from this point of beginning so located along and with the southern right of way line of NC Highway 55 South 88 degrees 03' 16" East
171.67 feet to the northwestern corner of the property conveyed to Credle by deed recorded in Book 176 at Page 508 in the Pamlico County Registry; thence along and with the Credle western lie South 07 degrees 04' 02" West 298.91 feet to an iron pipe; thence along the Credle southern line North 87 degrees 03' 42" East 124.68 feet to an iron pipe; thence along the Credle eastern line North 07 degrees 12' 35" East 100.04 feet by an iron pipe; thence North 83 degrees 04' 37" East 99.16 feet to a point thence North 79 degrees 59' 30" East 103.67 feet to a point; thence North 75 degrees 04' 32" East 210.37 feet to an iron pipe; thence South 15 degrees 01' 10" West 1044.05 feet along and with the eastern line of Lot No. 11 as is shown and delineated on a map recorded in Map Book 1 at Page 20 in the Office of the Register of Deeds of Pamlico County to a point; thence North 62 degrees 39' 53" West 359.92 feet to an iron axle; thence North 75 degrees 34' 52" West 346.40 feet to an iron pipe in the eastern line of the T.G. Wylie Field Road; thence along and with the eastern line of said road North 06 degrees 30' 15" East 592.27 feet to an iron pipe in the southwestern corner of the McGlone lot; thence along and with the southern line of the McGlone Lot South 83 degrees 29' 48" East 149.99 feet to an iron pipe; thence along and with the eastern line of the McGlone lot; North 06 degrees 30' 26" East 300.00 feet to the southern right of way line of NC Highway 55, the point and place of beginning. Said property contains 14.09 acres more or less according to a survey dated October 25, 1995 prepared by James I. Phillips, RLS and Associates.

PARCEL 2:

A non-exclusive easement and right of way for the purposes of locating a radio tower guidewire or guidewires over the following described property: BEGINNING at a point in the eastern line of the T.G. Wylie Field Road which said point of beginning lies the following courses and distances from the northeastern corner of the property conveyed to McGlone by deed recorded in Book 140 at Page 734 in the Pamlico County Registry; South 06 degrees 30' 26" West 300.00 feet, thence North 83 degrees 29' 48" West 149.99 feet; thence South 06 degrees 30' 15" West
568.73 feet; thence from this point of beginning so located along and with the eastern line of the T.G. Wylie Field Road South 06 degrees 30' 15" West 83.52 feet to a point, thence crossing the T.G. Wylie Field Road and running South 70 degrees 23' 56" West 485.69 feet to a point; thence North 19 degrees 36' 02" West 75.00 feet to a point; thence North 70 degrees 23' 56" East 522.44 feet to the point of beginning. This easement is appurtenant to Parcel 1. The aforesaid tract is a portion of the Lot No. 11 and Lot No. 12 as the same are shown and delineated on a map recorded in Map Book 1 at Page 20 in the Office of the Register of Deeds of Pamlico County.

PARCEL 3:

A non-exclusive right of way and easement for the purpose of ingress, egress, regress, access, installation and maintenance of utilities to and from Parcel 1 and Parcel 3 as the same are shown and delineated on a map entitled "Survey for Brown Distributing Company, Inc. and said easement is appurtenant to Parcel 1 and Parcel 3 as shown on the aforesaid map as well as in the adjoining property hereafter acquired by the owner of Parcel 1. Said easement runs over the T.G. Wylie Field Road as the same is shown and delineated on the aforesaid map the eastern line of said easement being more particularly described as follows:
Beginning at the northwestern corner of the property deeded to McGlone which property is described in the deed recorded in Book 140 at Page 734 in the Office of the Register of Deeds of Pamlico County, which point is also in the southern right of way line of NC Highway 55. Thence running along and with the eastern line of said easement South 06 degrees 30' 15" West 350.12 feet to a point; thence continuing along the same course 652.25 feet to a point. Said easement being 40 feet in width and is for the purpose of ingress, egress, regress, access and the installation and maintenance of utilities and further subdivision.

PARCEL 4:

All that certain tract or parcel of land lying and being situate in Number One Township, Pamlico County, North Carolina and being more particularly described as follows:

BEGINNING at a point in the eastern line of the T.G. Wylie Field Road which said point of beginning lies the following course and distances from the northeastern corner of the property conveyed to McGlone by deed recorded in Book 140 at Page 734 in the Office of the Register of Deeds of Pamlico County; South 06 degrees 30' 26" West 300.00 feet; North 83 degrees 29' 48" West 149.99 feet; south 06 degrees 30' 15" West 592.27 feet to the point of beginning. THENCE FROM THIS POINT OF BEGINNING SO LOCATED along and with the eastern line of the T. G. Wylie Field Road South 06 degrees 30' 15" West 59.98 feet to a point; thence South 64 degrees 05' 58" East 908.62 feet to a point; thence North 40 degrees 23' 56" East 114.03 feet to a point; thence North 62 degrees 44' 22" West 257.89 feet to a point; thence North 62 degrees 39' 53" West 359.92 feet to an axle; thence North 75 degrees 34' 542" West 346.40 feet to the point of beginning.

The above-described parcels of land are all of the same parcels described in the deed from Frederick J. McCune, etc. al. to Grantsboro Tower Company, which deed is recorded in Book 286 at Page 174 in the Pamlico County Registry. And being the same that was acquired by Grantor by instrument dated October 31, 1996, recorded November 15, 1996 in Book 0317 Page 0880 in the Pamlico County, North Carolina Registry.

THIS CONVEYANCE IS MADE SUBJECT TO THE FOLLOWING EXCEPTIONS:

Ad Valorem Taxes for the year 2000, and subsequent years, not yet delinquent

Easement recorded in Book 272, Page 199.

Easement to Carolina Power and Light Company recorded in Book 190, Page 569 and Book 154, Page 82.

General right-of-way to Pamlico Beaufort Electric Membership Corporation, recorded in Book 135, Page 867.

Right-of-way easement to Tideland Electric Membership Corporation, recorded in Book 210, Page 867.

General right-of-way to Tide Water Power Company recorded on Book 107, Page 301.

WUKS-FM

That certain six hundred fifty (650) foot uniform cross-section guyed communications tower with three (3) foot fact situated on that certain single parcel of land as more particularly described as follows:

Lying and being in Shannon, Robeson County, State of North Carolina, identified with the Robeson County tax collector's office as 66862-300 and being 1.5 miles north on Road 1001.

WAZZ-AM

That certain communications tower situated on that certain tract of land (not including the studio building thereon) more particularly described as follows:

BEGINNING at a point in the eastern margin of Lot 6 as shown in Section II and
Section III of Huske Heights as recorded in Plat Book 11, Page 4, Cumberland County Registry, said point being located North 34 degrees 34 minutes West 71.02 feet from the northeast corner of said Lot 6; thence South 31 degrees 59 minutes West 300.75 feet to a point in the eastern margin of Bragg Boulevard; thence running with the eastern margin of said Bragg Boulevard North 58 degrees 21 minutes West 10.00 feet to a point; thence running along the northwest line of said Lot 6 North 31 degrees 59 minutes East 200.00 feet to a point; thence running along a north east line of Franchise Realty Corporation property as recorded in Deed Book 933, Page 1, North 58 degrees 01 minutes West 172.38 feet to a point; thence North 31 degrees 55 minutes East 160.59 feet to an old iron pipe; thence running along the eastern margin of a portion of Lot 9, Lot B, Lot 7 and a portion of Lot 6, South 34 degrees 34 minutes East 199.03 feet to the point and place of BEGINNING, and containing .634 acres, more or less, and being a portion of Lots 6, 7, 8, 9, of Section II and Section III, of Huske Heights, as recorded in Plat Book 11, Page 4, Cumberland County Registry, North Carolina. The above description as prepared by William Larry King, Registered Land Surveyor L 13339, August 6, 1981.

Included within and as a part of the above described property is the following described strip of land which is an easement and not a part of the property owned in fee simple.

Being the northwestern most ten (10.0') feet of Lot Six (6) of the Huske Heights Subdivision, Section III, per plat of same duly recorded in Plat Book 11, Page 4, and being described by metes and bounds as follows:

BEGINNING at a stake in the northern margin of Bragg Boulevard, the westernmost corner of Lot Six (6) of the said Huske Heights Subdivision, Section III, and runs thence with the northwestern line of said Lot Six (6) of the Huske Heights Subdivision, Section III, North 31 degrees 35 minutes East 307.30 feet to an iron stake, the northernmost corner of said Lot Six (6) of the Huske Heights Subdivision, Section III; and runs thence along the northwestern line of said Lot Six (6) of the Huske Heights Subdivision, Section III, South 34 degrees 34 minutes East 10.93 feet to a point in said line; and runs thence, a new line that is located parallel to and 10.0 feet measured southeastwardly and perpendicularly from the northwestern line of said Lot Six (6), South 31 degrees 35 minutes West 302.89 feet to a point in the northern margin of Bragg Boulevard in the southwestern line of said Lot Six (6) of the Huske Heights Subdivision,
Section III; and runs thence along the northern margin of Bragg Boulevard in the southwestern line of said Lot Six (6) of the Huske Heights Subdivision, Section III; and runs thence along the northern margin of Bragg Boulevard, North 59 degrees 25 minutes West 10.0 feet to an iron stake, the point of BEGINNING.

BEGINNING at an existing iron pipe in the southwestern property line of the City of Fayetteville property as recorded in Book 640, Page 227, and also being in the northeastern line of Lot 9 as shown in a Plat of Section II and III of Huske Heights as recorded in Plat Book II, Page 4, and also being the northernmost corner of the property described in the deed from N. Hunter Wyche, Jr., Trustee, to Chesapeake Holdings - Nottoway Limited as recorded in Book 4041, Page 192, and also being a corner of the Mao Yun Lin property as recorded in Book 3673, Page 673; and proceeding thence for a FIRST CALL along the dividing line between the properties recorded in Book 4041 Page 192 and Book 3673, Page 673, South 31 degrees, 59 minutes West 180.11 feet to the westernmost corner of the property described in Book 4041, Page 192; an thence a new line, an extension of the southwestern line of the property described in Book 4041, Page 192, North 58 degrees, 01 minutes West 12.00 feet to a point; thence parallel with and 12.00 feet perpendicular to the first call herein, North 31 degrees, 59 minutes East
185.33 feet to a point in the aforesaid City of Fayetteville property said point also being in the northeastern line of the aforementioned Lot 9; thence along that line South 34 degrees, 30 minutes East 13.09 feet to THE POINT AND PLACE OF BEGINNING containing 2,192.63 square feet and being a portion of the aforementioned property conveyed to Mao Yun Lin as recorded in Book 3673, Page 673.

The property hereinabove described was acquired by Grantor by Deed dated November 27, 1996, recorded March 6, 1997, in Book 4625 Page 0178 in the Cumberland County, North Carolina Registry.

The real property conveyed hereunder shall be exclusive of the building used as a studio for radio broadcast stations WAZZ and WFLB-FM, and inclusive of the transmitter building situated near the base of the WAZZ-AM tower on the Tower site.

                                    EXHIBIT B

                              FORM OF PURCHASE NOTE

                                 PROMISSORY NOTE

$1,135,208.00                                                 February ___, 2000


       BEASLEY FAMILY TOWERS, INC., a Delaware corporation ("Payor"), for value received, promises to pay to the order of BEASLEY FM ACQUISITION CORP., a Delaware corporation, ("Payee"), the principal amount of ONE MILLION ONE HUNDRED THIRTY FIVE THOUSAND TWO HUNDRED EIGHT DOLLARS ($1,135,208.00), together with accrued interest thereon, calculated and payable as set forth below in this Note. The principal and interest on this Note is payable in lawful money of the United States of America in immediately available funds at such place in the United States as Payee may from time to time designate in writing to Payor.

       This Note is made pursuant to that certain Agreement of Sale (the "Sale Agreement"), dated February ____, 2000, by and among Payor and Payee.

       1.     Payment of Principal and Interest.

              (a) Calculation and Payment of Interest. Interest on the principal balance of this Note outstanding from time to time until paid in full shall accrue at the rate of six and seventy-seven one hundredths percent (6.77%) compounded annually (the "Rate"), computed on the basis of a 365 or 366-day year, as appropriate, for the actual number of days elapsed, commencing on the date hereof.

              (b) Payments Prior to Maturity Date. On the first day of each month Maker shall pay in advance Seven Thousand One Hundred Eighty-Eight Dollars and Two Cents ($7,188.02). All remaining principal, together with accrued and unpaid interest thereon shall be due and payable on the "Maturity Date" (defined below). Each monthly payment shall be credited first to interest then accrued and the remainder, if any, to principal, and interest shall thereupon cease to accrue upon the principal paid.

              (c) Payment on Maturity Date. The principal balance of, and any accrued and unpaid interest on, this Note shall be payable twenty (20) years from the effective date of this Note (such date the "Maturity Date").

       2.     Prepayment.

              (a) Payor may, at its option at any time, without premium or penalty, prepay all or any portion of this Note.

              (b) Any prepayment of this Note shall be applied as follows: first, to payment of accrued interest; and second, to payment of principal.

       3.     Events of Default.

       The following shall constitute "Events of Default" under this Note:

              (a) Failure by Payor to make any payment required under this Note when the same shall become due and payable (whether at maturity or otherwise) and the continuation of such failure for a period of ninety (90) days; or

              (b)    Payor pursuant to or within the meaning of any Bankruptcy
Law:

                     (i)    commences a voluntary case or proceeding;

                     (ii) consents to the entry of an order for relief against it in an involuntary case or proceeding;

                     (iii) consents to the appointment of a Custodian of it or for all or any substantial portion of its property or assets;

                     (iv) makes a general assignment for the benefit of its creditors; or

              (c) an involuntary case or proceeding is commenced against Payor under any Bankruptcy Law and is not dismissed, bonded or discharged within ninety (90) days thereafter, or a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                     (i) is for relief against Payor in an involuntary case or proceeding;

                     (ii) appoints a Custodian of Payor or for all or substantially all of its properties; or

                     (iii) orders the liquidation of Payor; and in each case the order or decree remains unstayed and in effect for ninety (90) days.

              (d) The following terms used in this Note have the meaning, assigned below:

       "Bankruptcy Law" means Title 11, United States Code, or any similar federal, state or foreign law for the relief of debtors or any arrangement, reorganization, assignment for the benefit of creditors or any other marshalling of the assets and liabilities of Payor.

              "Custodian" means any receiver, trustee, assignee, liquidator, custodian or similar official under any Bankruptcy Law.

              "Event of Default" means any of the occurrences specified in
   Section 2 of this Note.

       If any Event of Default shall have occurred and be continuing, Payee may proceed to protect and enforce its rights either by suit in equity or by action at law, or both, whether for specific performance of any provision of this Note or in aid of the exercise of any power granted to Payee under this Note.

       4.     Assignment.

       The holders of this Note may not assign or otherwise transfer all or any portion of their rights and obligations under this Note to any other person or entity, without the prior written consent of the Payor, which consent shall not be unreasonably withheld.

       5.     Miscellaneous.

              (a) Section Headings. The section headings contained in this Note are for reference purposes only and shall not affect the meaning or interpretation of this Note.

              (b) Amendment and Waiver. No provision of this Note may be amended or waived unless Payor shall have obtained the written agreement of Payee. No failure or delay in exercising any right, power or privilege hereunder shall imply or otherwise operate as a waiver of any rights of Payee, nor shall any single or partial exercise thereof preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

              (c) Successors, Assigns and Transferors. The foregoing, the obligations of Payor and Payee under this Note shall be binding upon, and inure to the benefit of, and be enforceable by, Payor and Payee, and their respective successors and permitted assigns, whether or not so expressed.

              (d) Governing Law. This Note shall be governed by, and construed in accordance with, the laws of the State of North Carolina, without giving effect to any conflicts of laws principles thereof that would otherwise require the application of the law of any other jurisdiction.

              (e) Notices. Any notice, request, instruction or other document to be given hereunder by either party to the other shall be in writing and shall be deemed given when received and shall be (i) delivered personally or (ii) mailed by certified mail, postage prepaid, return receipt requested or (iii) delivered by Federal Express or a similar overnight courier or (iv) sent via facsimile transmission to the fax number given below, as follows:

              If to Payor, addressed to:

                       Beasley Family Towers, Inc.
                       3033 Riviera Drive, Suite 200
                       Naples, FL  34103
                       Attn:  Ms. B. Caroline Beasley
                       Secretary
                       Fax:   (941) 434-8950

              With a copy to:

                       Latham & Watkins
                       1001 Pennsylvania Avenue, N.W.
                       Washington, DC  20004-2505
                       Attn:  Joseph D. Sullivan, Esq.
                       Fax:   (202) 637-2201

              If to Payee, addressed to:

                       Beasley FM Acquisition Corp.
                       3033 Riviera Drive, Suite 200
                       Naples, FL  34103
                       Attn:  Ms. Caroline Beasley
                       Secretary
                       Fax:   (941) 434-8950

or to such other place and with such other copies as either party may designate as to itself by written notice to the other party.

       IN WITNESS WHEREOF, Payor has executed and delivered this Note as of the date hereinabove first written.

                                       BEASLEY FAMILY TOWERS, INC.

                                       By:
                                            -----------------------------
                                            Name:  B. Caroline Beasley
                                            Title: Secretary

                                    EXHIBIT C

                                  FORM OF DEEDS

                                    EXHIBIT D

                           FORM OF ASSIGNMENT, BILL OF
                          SALE AND ASSUMPTION AGREEMENT

This Assignment, Bill of Sale and Assumption Agreement (this "Agreement") is made effective as of 12:01 a.m. Eastern Time, on the ____ day of February, 2000 by and between Beasley FM Acquisition Corp. ("Seller") and BEASLEY FAMILY TOWERS, INC. ("Purchaser").

                                    RECITALS

   A. Reference is made to that certain Agreement of Sale (the "Asset Purchase Agreement") dated as of February __, 2000 by and between Seller and Purchaser. Capitalized terms used but not defined herein shall have the meanings given such terms in the Asset Purchase Agreement.

   B. The Asset Purchase Agreement provides that Seller shall sell, convey and assign to Purchaser all of Seller's right, title and interest to the Towers and Tower Leases and Purchaser shall assume the Assumed Liabilities, as defined in
Section 2 of the Asset Purchase Agreement.

       NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows (capitalized terms used herein but not defined herein shall have the meaning given to them in the Asset Purchase Agreement):

       1. Seller hereby bargains, sells, conveys, assigns and delivers all of Seller's right, title and interest in and to:

              a. The Towers, such Towers more particularly described in Exhibit A of the Asset Purchase Agreement; and

              b.     The Tower Leases.

Items a. and b. above are hereinafter referred to as the "Assigned Assets."

       2. Purchaser hereby accepts the sale, conveyance and assignment of the Assigned Assets, effective as of 12:01 a.m. Eastern Time on February __, 2000.

       3. Purchaser hereby assumes and agrees to pay and perform the Assumed Liabilities pursuant to Section 2 of the Asset Purchase Agreement, effective as of 12:01 a.m. Eastern Time on February __, 2000.

       4. After the date hereof, Purchaser and Seller will, at the request of the other party, promptly obtain, execute and deliver, or cause to be obtained, executed and delivered, to the other party such assignments, bills of sale, endorsements, and other such instruments or documents to be executed by Seller or Purchaser, as the case may be, in addition to this

Agreement, in form and substance reasonably satisfactory to the other party, as such other party may reasonably deem necessary or desirable so as (i) to vest in Purchaser title to and possession of the Assigned Assets and (ii) to perfect and record, if necessary, the sale, assignment, conveyance, transfer and delivery to Purchaser of the Assigned Assets.

       5. This Agreement is made pursuant to, and is subject to all of the terms, representations, warranties and covenants of, the Asset Purchase Agreement, the terms of which are hereby incorporated by reference. In the event of any conflict between this Agreement and the Asset Purchase Agreement, the terms of the Asset Purchase Agreement shall govern.

       IN WITNESS WHEREOF, Seller and Purchaser have executed and delivered this Agreement as of the day and year first written above.

                                     SELLER:

                                     BEASLEY FM ACQUISITION CORP.

                                     By:
                                         --------------------------------
                                         Name:  George G. Beasley
                                         Title: Chief Executive Officer

                                     PURCHASER:

                                     BEASLEY FAMILY TOWERS, INC.

                                     By:
                                         --------------------------------
                                         Name:  B. Caroline Beasley
                                         Title: Secretary

                                    EXHIBIT E

                            FORM OF LEASE AGREEMENTS

                         LEASE AGREEMENT (O&O -WMGV-FM)

       THIS LEASE AGREEMENT ("Lease"), made this ____ day of February, 2000 by and between BEASLEY FAMILY TOWERS, INC., a Delaware corporation ("Lessor"), and BEASLEY FM ACQUISITION CORP., a Delaware corporation ("Lessee").

                                   WITNESSETH:

       WHEREAS, Lessor owns a communications tower as such tower is described on Exhibit B (the "Tower"), together with other improvements on a certain tract of real estate located at Grantsboro, North Carolina, as such land is more fully described in Exhibit A attached hereto (hereinafter referred to as the "Tower Site"; the term "Tower Site" shall also include any appurtenant easements or improvements on such land, including, without limitation, any buildings or other structures);

       WHEREAS, Lessor desires to lease the Tower Site and space on the Tower for the purpose of Lessee's radio broadcast transmission activities; and

       WHEREAS, Lessee wishes to lease such Tower Site and space on the Tower from Lessor.

       NOW, THEREFORE, IN CONSIDERATION OF the foregoing and the mutual covenants herein contained, the parties hereto agree as follows:

       1.     LEASE COMMENCEMENT.

              1.01 COMMENCEMENT OF TERM. The term of this Lease and the payment of rent and other performances in accordance with the terms of this Lease shall commence on the date hereof.

              1.02 EXHIBITS. All Exhibits referred to in this Lease are incorporated herein by reference.

       2.     DESCRIPTION OF THE LEASEHOLD.

              2.01 LEASED PREMISES. Lessor hereby leases to Lessee, and Lessee leases from Lessor, with a right of access thereto and parking therefor in accordance with Section 9:

                     (a) Space on the Tower as more fully described in Exhibit C hereto, for the purposes of the broadcast transmission of WMGV-FM;

                     (b) Space in the transmitter building on the Tower Site as such space is more fully described in Exhibit D hereto (the "Transmitter Building"), for the purposes of the housing, operation and maintenance of Lessee's transmitter and related equipment, (such space "Lessee's Transmitter Building Space"); and

                     (c) All interior space in the building on the Tower Site housing an electrical power generator (the "Generator Building," the Generator Building and the Transmitter Building, the "Buildings" and the interior space of the Generator Building, "Lessee's Generator Building Space," and Lessee's Transmitter Building Space and Lessee's Generator Building Space, "Lessee's Building Space").

                     (d) All of the property leased under this Paragraph 2.01 shall hereinafter be called the "Leased Premises".

              2.02   OWNERSHIP OF PROPERTY; ACCESS.

                     (a) Except for "Lessee's Property" (as defined below), all tenant improvements including all fixtures and trade fixtures shall become the property of the Lessor, and shall remain with the Leased Premises after the Lessee vacates same.

                     (b) The Lessee's antenna, transmission line, and other equipment, including, without limitation, that certain electrical power generator housed in the Generator Building, together with any replacements thereof and modifications and additions thereto, which are permitted hereunder, shall be and remain lessee's property, and are hereinafter referred to as "Lessee's Property". Lessee will be solely responsible for the maintenance of Lessee's Property, including all expenses associated with such repair.

                     (c) Lessee shall have reasonable right of access to the Leased Premises at all times in emergency situations and whenever reasonably necessary for equipment maintenance and repair. Lessee shall also have reasonable rights of access at any time to the Leased Premises for ingress, egress, utilities, the locating and usage of cabling and related equipment, operations, maintenance, repair or remodeling, or other engineering purposes.

       3.     PERMITTED USES.

              3.01   BY LESSEE.

                     (a) Subject to all appropriate government approvals, including the Federal Communications Commission ("FCC"), the Leased Premises may be used only for activities related to the operation of radio broadcast stations. Such operations, shall be conducted in accordance with the standards imposed by the FCC and any other governmental body with authority over such transmission and operations.

                     (b) Except as expressly permitted by this Lease and unless prior written approval of Lessor has been given, Lessee shall not construct or make any improvements or install any equipment on the Tower. Lessee may repair and maintain equipment as it reasonably deems necessary to its operations within Lessee's space in all respects in compliance with the terms hereof. Lessee's space on the Tower, Lessee's Building Space, Lessee's interior and exterior equipment, and all other improvements shall be maintained in an orderly and professional manner.

              3.02   BY LESSOR.

                     (a) Subject to the rights elsewhere granted to Lessee in this Lease and with prior notice to Lessee and no loss of service or interruption (beyond a temporary, non-recurring and de minimis amount), Lessor reserves the right to use the Tower, at its own expense, as it sees fit and to fasten additional equipment to the Tower for any purpose, including the right to install transmitting and/or receiving antennas of others; provided that Lessor shall use reasonable efforts to restrict any loss of Lessee's service or interruption pursuant to this Section 3.02(a) to the hours of 1:00 a.m. to 5:00 a.m.

                     (b) Subject to the rights elsewhere granted to Lessee in this Lease, Lessor shall have the right to use for itself or lease to others the remainder of the Tower Site or use of any of the improvements thereon, space on the Tower or in any building constructed by Lessor for any purpose, including, but not limited to, any kind of broadcasting or communication, simultaneous transmissions on AM, FM, SSB, VBIF, UHF, and/or microwave frequencies, and all rental revenues received therefrom shall belong exclusively to Lessor. Prior to permitting the fastening of a material amount of additional equipment, Lessor shall cause a structural analysis of the Tower to be conducted by a reputable mechanical consultant chosen by Lessor in order to ensure that any such additions conform to recognized engineering standards.

                     (c) Except as expressly provided for herein, Lessor shall have no liability for any action or omission taken in exercise of its rights hereunder upon reasonable reliance on recommendation of its engineering personnel.

                     (d) Subject to the terms of this Lease, Lessor also reserves the right to erect one (1) or more additional towers on the Tower Site.

       4.     TERM.

              4.01 TERM. This Lease shall have a term of twenty (20) years from the Commencement Date established in Paragraph 1.01 hereof.

       5.     RENT.

              5.01 RENTAL. Lessee shall pay rent for each consecutive twelve-month period beginning on the Commencement Date (each a "Lease Year") during the term of this Lease. Such rental payment shall be payable in equal and successive monthly installments in advance beginning with the Commencement Date and continuing thereafter on the first day of each month during the term of this Lease, such rental payments to be made according to the following schedule:

--------------------------------------------------------------------------------
   Lease Year            Rent Per Lease Year                Monthly Rent
--------------------------------------------------------------------------------
        1                    $63,910.80                      $5,325.90
--------------------------------------------------------------------------------
        2                    $63,910.80                      $5,325.90
--------------------------------------------------------------------------------
        3                    $63,910.80                      $5,325.90
--------------------------------------------------------------------------------
        4                    $63,910.80                      $5,325.90
--------------------------------------------------------------------------------
        5                    $63,910.80                      $5,325.90
--------------------------------------------------------------------------------
        6                    $63,910.80                      $5,325.90
--------------------------------------------------------------------------------
        7                    $63,910.80                      $5,325.90
--------------------------------------------------------------------------------
        8                    $63,910.80                      $5,325.90
--------------------------------------------------------------------------------
        9                    $63,910.80                      $5,325.90
--------------------------------------------------------------------------------
       10                    $63,910.80                      $5,325.90
--------------------------------------------------------------------------------
       11                    $63,910.80                      $5,325.90
--------------------------------------------------------------------------------
       12                    $63,910.80                      $5,325.90
--------------------------------------------------------------------------------
       13                    $63,910.80                      $5,325.90
--------------------------------------------------------------------------------
       14                    $63,910.80                      $5,325.90
--------------------------------------------------------------------------------
       15                    $63,910.80                      $5,325.90
--------------------------------------------------------------------------------
       16                    $63,910.80                      $5,325.90
--------------------------------------------------------------------------------
       17                    $63,910.80                      $5,325.90
--------------------------------------------------------------------------------
       18                    $63,910.80                      $5,325.90
--------------------------------------------------------------------------------
       19                    $63,910.80                      $5,325.90
--------------------------------------------------------------------------------
       20                    $63,910.80                      $5,325.90
--------------------------------------------------------------------------------

              5.02 PAYMENT OF RENTALS. Rentals to be paid hereunder shall be paid monthly in lawful money of the United States of America and shall be paid in advance on the first day of each month during the term of this Lease by crediting the payment owed to Lessee by Lessor under that certain Promissory Note made by Lessor in favor of Lessee dated ______, 2000, on the first day of each month during the term of this Lease. In the event of prepayment of the Promissory Note by Lessor or other action resulting in amounts equal to any monthly rental payment not being concurrently due from Lessor under the Promissory Note, then Lessee shall pay the monthly rental amount in advance on the first day of the month in question by mailing payment to the Lessor c/o Beasley Family Tower, Inc., 3303 Riviera Drive, Suite 200, Naples, FL 34103,
Attn: Ms. Caroline Beasley, or to such other person or address as Lessor may in writing direct. The payment of the monthly rental for the first month of the term of this Lease shall be prorated based on the number of days remaining in such month, including the first day on which this Lease become effective.

              5.03 ELECTRICITY AND OTHER UTILITIES. In addition to the payments prescribed under Section 5.01 of this Lease, Lessee shall pay for its own telephone lines and service, electrical service (including electrical service to the Tower used by Lessee as measured by a separate electrical meter at Lessee's expense). Lessor shall pay for the electrical service to the Tower for the Tower lighting.

       6.     AUTHORITY.

              6.01 QUIET ENJOYMENT. Lessor represents and warrants that it has the full power and authority to enter into this Lease, and covenants and agrees that Lessee, upon paying the rents described herein and observing and keeping the covenants, agreements, and stipulations of this Lease on Lessee's part to be observed and kept, shall lawfully, peaceably, and quietly hold, occupy, and enjoy the Leased Premises, and all other rights and privileges granted herein, without hindrance, eviction, or molestation by Lessor or any party claiming by or through Lessor.

              6.02 LESSEE'S APPROVAL. Lessee represents and warrants that it has the full power and authority to enter into and perform this Lease. Any and all necessary corporate resolutions, encumbrance certificates, etc., shall be supplied by Lessee upon the request of Lessor.

       7.     PERMITS.

              7.01 PERMITS. Lessor shall obtain all necessary licenses or permits in connection with the Tower and Building except that Lessee shall obtain, at its own expense, any and all necessary licenses or permits from such governmental authorities as shall have jurisdiction in connection with the (b) the operations, installation, repair, alteration, or replacement of Lessee's equipment (including, without limitation, Lessee's antenna and transmission and/or receiving equipment); or (c) with any of Lessee's activities thereon or contemplated by this Lease. At Lessor's request, Lessee shall furnish Lessor with copies of same, and shall abide by the terms and provisions of such licenses and permits.

       8.     MAINTENANCE OF LEASED PREMISES AND LESSEE'S PROPERTY.

              8.01   DURING TERM OF LEASE.

                     (a) Lessee, at its own cost and expense, shall maintain and repair Lessee's Property, including specifically its antenna, related equipment, transmission lines, transmitters, and other equipment. Lessor shall perform the same tasks with respect to Lessor's Tower and Buildings. All such maintenance shall be conducted by the parties in accordance with good engineering standards and in conformity with the requirements of the FCC or any other body having jurisdiction over the Lessee and its property, including, without limitation, any rules, regulations, or guidelines of the FCC implementing the National Environmental Policy Act of 1969 pertaining to electromagnetic or radio frequency radiation. Each of Lessor and Lessee shall take all reasonable precautions to avoid interference or hindrance to and with the operations of the other party hereto. In this regard, each party hereto agrees to eliminate, without cost to the other party hereto, any interference or hindrance to such other party's operation. Maintenance and repair of Lessee's Property shall be performed only by a reputable contractor and in accordance with the provisions of subsections (d), (e), and (f) hereof.

                     (b) Lessor retains the right to inspect Lessee's Property during normal business hours upon reasonable notice to Lessee, except that, in the event of an emergency, as determined by Lessor, Lessor may enter at any time, giving notice of such emergency to Lessee as soon as is practical. In the event that Lessor reasonably determines that Lessee has not maintained Lessee's Property and equipment in good order and repair according to industry standards, and that such repairs are necessary for the safety of the Tower, the Buildings, and Tower Site, or the prevention of interference with Lessor or any other user of the Tower or any other broadcaster, Lessor may, at its option, make such emergency repairs to the property as it deems reasonably necessary, and any amount expended by Lessor therefor shall be reimbursed to it by Lessee immediately upon presentation of a statement and shall be deemed additional rent. Lessor shall not be liable for inconvenience, disturbance, loss of business, or other damage to Lessee by reason of repairing any of Lessee's Property which Lessee has failed to properly maintain.

                     (c) With respect to the non-emergency repairs which Lessor, in its reasonable discretion, determines that Lessee should make to maintain Lessee's Property and equipment in good order, and that such repairs are necessary for the safety of the Tower, the Buildings, and Tower Site, or the prevention of interference with Lessor, in violation of the terms of this Agreement, Lessor shall so notify Lessee in writing, specifying the maintenance and repairs required to be performed by Lessee. In the event that, within ten
(10) business days following such written notice (or such longer period as may be reasonably necessary taking into account all facts and circumstances), Lessee shall not have performed such maintenance and repairs, Lessor may, at its sole option, make such repairs as it deems reasonably necessary, and any amount expended by Lessor therefor shall be deemed additional rent. Lessor shall not be liable for inconvenience, disturbance, loss of business, or other damage to Lessee by reason of repairing the property and equipment of Lessee which Lessee has failed to properly maintain.

                     (d) No work (including electrical work), except for emergency repairs that Lessee shall perform to return to, or maintain the station on air in the event of a failure, will be performed by the Lessee in connection with the installation, alteration, maintenance, repair, or removal of any of Lessee's transmission lines, antenna, and other equipment on the Tower unless the Lessee submits to Lessor a copy of the proposed contract and also detailed plans and specifications of the work to be done, and both the contract and the plans and specifications have been approved in writing by Lessor not to be unreasonably withheld, delayed or conditioned. Lessee, upon demand therefor by Lessor, agrees to pay Lessor as additional rent all amounts reasonably expended by Lessor in connection with review of any such contract, plans, and specifications.

                     (e) With respect to any work to be performed by or on behalf of Lessee in connection with the installation, alteration, maintenance, repair, or removal of any equipment on the Tower (including any ascension of the Tower), in the Buildings, or in or about the Tower Site, Lessee may only employ a contractor who has been approved in writing and in advance by Lessor. Lessor agrees that it will not unreasonably withhold its approval of any contractor who has the requisite experience and industry standard insurance coverage and who will, at the sole option of Lessor, provide a bond to cover any work which it has been retained to perform. Lessor agrees to consult on call in any emergency situation and immediately give its approval or disapproval.

                     (f) All work by or on behalf of the Lessee or Lessor shall be carried out (i) in a good and workmanlike manner; (ii) in accordance with established engineering standards and public ordinances, rules, and regulations applicable to such work, including, without limitation, any rules, regulations, or guidelines of the FCC implementing the National Environmental Policy Act of 1969, pertaining to electromagnetic or radio frequency radiation; (iii) in accordance with plans and specifications, including mechanical and electrical drawings, which have been submitted to and approved in writing and in advance by Lessor; and (iv) in accordance with Lessor's security procedures with respect to protection of the Tower Site.

                     (g) Notwithstanding the receipt of the approvals by Lessor as required in this paragraph, Lessee shall not be relieved of its responsibilities and liabilities for interference or otherwise as herein provided, nor shall said approval be deemed a waiver of any other rights of Lessor under this Lease.

                     (h) In the event that any notice of lien or lien shall be filed against any part of the Tower Site for work claimed to have been done or materials claimed to have been furnished to Lessee, the same shall be dismissed, withdrawn, discharged or bonded (to Lessor's reasonable satisfaction) by Lessee within thirty (30) days thereafter at Lessee's expense; and if Lessee shall fail to take such action as shall cause such lien to be discharged within thirty (30) days, Lessor may, at its option, discharge the same by deposit or by bonding proceedings. Lessor may require the lienor to prosecute the appropriate action to enforce the lienor's claim. In such case, Lessor shall give immediate notice to Lessee of such pending action or proceeding so that Lessee may have an opportunity to legally contest or defend the action or proceeding. If, after such notice to Lessee, a judgment is recovered on the claim, Lessor, at its sole option, may pay the judgment. Any reasonable amount paid or expense incurred or sum of money paid by Lessor (including reasonable attorney's fees) by reason of the failure of Lessee to comply with the foregoing provisions of this paragraph, or in defending any such action, shall be paid to Lessor by Lessee, and shall be treated as additional rent hereunder.

              8.02 AT EXPIRATION OR TERMINATION. At the expiration or termination of this Lease, Lessee shall promptly surrender possession of the Leased Premises to Lessor in as good a condition as the same were received at the commencement of the term, reasonable wear and tear and damage by fire or other casualty beyond Lessee's reasonable control excepted.

       9.     USE AND MAINTENANCE OF COMMON PREMISES.

              9.01 USE OF COMMON PREMISES. Lessee, at its own risk, shall have the right to use in common with Lessor and its licensees, invitees, and other tenants, and in connection with Lessee's permissible activities and operations
(a) any access road from any public highway to the Tower Site or to any building on the Tower Site; (b) any parking lot on the Tower Site; and (c) all common areas in the Transmitter Building (such items (a), (b) and (c) called collectively herein the "Common Premises").

              9.02   MAINTENANCE OF COMMON PREMISES.

                     (a) Lessor shall maintain the Common Premises and any fence around the Tower in good repair. Lessee shall comply with any security policies reasonably established from time to time by Lessor.

                     (b) Lessor assumes the obligation and responsibility for complying with the requirements of the FCC regarding obstruction, marking and lighting of the

Tower. Lessor shall maintain the Tower and support systems in good repair and in good operating condition in accordance with the requirements of governmental authorities.

                     (c) In the event that Lessor determines that repairs, alterations, or improvements are necessary or desirable to the Tower or any building or structure constructed by Lessor on the Tower Site, any common areas, or the leased spaces of other tenants, Lessor may, upon reasonable notice and for the shortest practical period of time (except for emergency situations), close entrance doors, common areas, drive-ways, rights-of-way, service areas, parking areas, or any other facilities at its discretion without being liable to Lessee; provided that if any of the above would restrict Lessee's ability to broadcast, Lessor shall use reasonable efforts to restrict any closure or interruption pursuant to this Section 9.02 to the hours of 1:00 a.m. to 5:00 a.m.. The closing of entrances, doors, common areas, parking areas, or other facilities for the making of the repairs, alterations, or improvements described herein shall, under no circumstances, constitute an eviction of the Lessee or be grounds for termination of this Lease or the withholding of any rental payments or other payments or performances required to be paid or made by Lessee under the terms hereof, provided, Lessor shall use reasonable efforts to ensure that any action taken in accordance with this paragraph shall not adversely affect the rights of Lessee hereunder. Under no such circumstances shall Lessee be entitled to terminate this Lease nor shall it be entitled to compensation for any loss or damage it may sustain (including loss of use, loss of advertising/sponsorship revenues, and consequential damages) by reason of such changes or alterations.

       10.    ALTERATIONS BY LESSEE.

              10.01  ALTERATIONS.

                     (a) Lessee shall have the right, at its own expense, to make such changes and alterations in the Lessee's Property situated on the Tower, subject to Paragraph 8.01 and Paragraph 11 hereof, as its operations may require, including the renovation, replacement, or removal of its antenna; provided, however, that such changes or alterations conform with recognized engineering standards and, if necessary, have been approved by the FCC and any other authority having jurisdiction over Lessee; and provided further, that plans and specifications are first submitted to and approved in writing by Lessor. Lessee shall make no changes in the equipment or equipment position without such approval, and Lessor shall not unreasonably fail to give such approval within ten (10) business days.

                     (b) This Lease is based upon carefully computed tower loading capacity. If any change proposed by Lessee in the type, location, or positioning of Lessee's Property should, in Lessor's judgment, require a computer or other type of feasibility study to determine Tower loading capacity, such study shall be performed by an engineer chosen by Lessor, and approved by Lessee (such approval not to be unreasonably withheld, delayed or conditioned) whose decision shall be final and binding upon both parties. The cost of such study or any other costs reasonably incurred by Lessor in determining the feasibility of any proposed change or alteration in the type, location, or positioning of Lessee's Property shall be borne entirely by Lessee.

       11.    INTERFERENCE.

              11.01  PRELIMINARY STEPS TO AVOID INTERFERENCE.

       Before Lessee shall make any new installation on the Leased Premises or on the Tower after the date hereof, notification of the particulars of such proposed installation shall be submitted to Lessor hereto and any other lessees or users of Tower space whose names and addresses are supplied to Lessee by Lessor in writing, and the Lessor and such other users will be requested to advise, in writing, the Lessee and Lessor, as applicable, within ten (10) days after receipt of such notification, whether they have any reasonable objections thereto on the grounds that objectionable interference may result; provided, this Section 11.01 shall not apply to any currently installed Lessee's Property or its replacement, maintenance or repair. If the Lessor or any other user shall reasonably object within this period to such plans and Lessee is unwilling to alter its plans to meet the objections, the dispute shall be submitted to an independent professional engineer chosen by Lessor, and such engineers decision shall be final and binding upon all parties. The cost of any such studies shall be borne by Lessee.

              11.02 INTERFERENCE WITH LESSOR, LESSEE, OR OTHERS. Notwithstanding the provisions of Paragraph 11.01, should any change, after the date hereof, in the facilities or mode of operation of Lessee or Lessee's failure to comply with the Maintenance Standards, as defined in Paragraph 11.04, cause any objectionable electrical or physical interference (including interference from any other structure erected on the Tower Site) to the television and/or radio broadcasting and/or receiving operations of any other lessee, then, promptly after written notification of such interference, the Lessee, at its sole expense, will take such steps as may be reasonably required to correct such interference, including, but not limited to, changing frequency, ceasing transmission, reducing power, and/or the installation of any filters or other equipment, provided that, if such interference is caused, after the date hereof, by the failure of the Lessor or any other lessee suffering the interference to comply with the Maintenance Standards, as defined in Paragraph 11.04, then Lessor shall, or shall cause the other lessee suffering the interference, at its sole expense, to comply with such Maintenance Standards. Any dispute as to the cause of interference, or the steps reasonably required to correct it, arising under this Paragraph 11.02, shall be submitted to an independent professional engineer chosen by Lessor, and such engineer's decision shall be final and binding upon the parties. If such interference is found to be caused by such changed facilities or operation, the fees and charges of the engineer to whom the dispute is referred shall be borne by the party whose changed facilities or mode of operations gave rise to the claimed interference. If such interference is found not to be caused by such changed facilities or operations, the fees and charges of the engineer to whom the dispute is referred shall be borne by the objecting party. All other leases and/or agreements to lease space at the Tower Site shall contain this language.

              11.03 INTERFERENCE BY OTHER USER. Any subsequent agreement under which Lessor allows any other person to occupy any portion of the Tower, Tower Site or any building on the Tower Site shall provide that, should the installation, operation, or maintenance of the equipment or the activities of such other person cause any objectionable interference with the operations of Lessor or Lessee, then, promptly after written notification of such, such other tenant or user, at its sole expense, will take such steps as may be reasonably necessary to correct such interference, including, but not limited to, changing frequency, ceasing transmission, reducing power, and/or the installation of any filter or other equipment, provided that if such interference is caused by the failure of any other lessee to comply with the Maintenance Standards, as defined in Paragraph 11.04, such other lessee will, at its sole expense, comply with such Maintenance Standards. To the best of its ability, Lessor shall not permit any operations by other tenants, the effect of which would be to prohibit Lessee from operating in the manner contemplated herein, without the prior written consent of Lessee. Lessor shall have no liability for any action or omission taken upon reasonable reliance on the recommendation of qualified engineering personnel. Lessor agrees that it will take commercially reasonable efforts to ensure that the installation, operation or maintenance of its equipment which is installed after the commencement date of this Lease on, in or around the Tower, Tower Site or any buildings on the Tower Site shall not cause any objectionable interference with the operations of Lessee. Immediately upon notification of such interference by Lessee, Lessor shall at its sole expense take such steps as may be reasonably necessary to correct such interference, including, but not limited to, changing frequency, ceasing transmission, reducing power, and/or the installation of any filter or other equipment.

              11.04 DEFINITION OF "MAINTENANCE STANDARDS". For the purposes of this Lease, compliance with "Maintenance Standards" shall mean that a tenant or user of the Tower shall (a) maintain and operate its equipment in accordance with the requirements, rules, regulations, and guidelines of the FCC, and the standards of manufacturers of the equipment; and (b) maintain and operate its equipment in accordance with good engineering practice.

       12.    UTILITIES.

              12.01 UTILITIES. Subject to the required approvals and cooperation of any governmental authority or public utilities, Lessee shall arrange and be responsible for the installation and provision of electrical and telephone lines serving Lessee's Property at any building on the Tower Site owned by Lessor. Lessee shall be responsible for procurement of and payment for all telephone services as described in Paragraph 5.03 and used by Lessee.

       13.    TAXES.

              13.01 PAYMENT OF TAXES. Lessee shall pay all real estate taxes, assessments, or levies assessed or imposed against the Leased Premises. [Foregoing obligation is subject to $200,000 12-month limit when aggregated with other borrowers under Credit Agreement per 1.5D of First Amendment to Credit Agreement]. Lessee shall pay all personal property or other taxes assessed or imposed on Lessee's Property, and shall cooperate with Lessor to ensure that such property is properly separated from that of Lessor or other tenants for assessment purposes.

       14.    INSURANCE.

              14.01 PUBLIC LIABILITY. Lessee shall procure and maintain comprehensive public liability insurance, naming Lessor as an additional insured as its interests shall appear, covering all of the Lessee's operations and activities on the Leased Premises, including but not limited to, the operations of contractors and subcontractors and the operation of vehicles and equipment (including the Tower elevator), with limits of liability for the term of this Lease of not less than Five Million Dollars ($5,000,000.00) in the aggregate for personal injury or death in any occurrence and not less than Five Million Dollars ($5,000,000.00) to cover property damage, with a liability umbrella of not less than One Million Dollars ($1,000,000.00). Certificates evidencing such insurance shall be furnished to Lessor upon its request. The amounts specified hereunder shall be revised every five (5) years to such amounts as Lessor may reasonably require upon the advice of its insurance consultants. [Foregoing obligation is subject to $200,000 12-month limit when aggregated with other borrowers under Credit Agreement per 1.5D of First Amendment to Credit Agreement].

              14.02 CONTRACTOR LIABILITY. Lessee shall also cause the contractors erecting, installing, or maintaining Lessee's Property or performing any other work for Lessee on the Tower Site to procure reasonable public liability insurance acceptable to Lessor and naming the Lessee and Lessor as named insureds. Certificates evidencing such insurance shall be furnished to Lessor in advance of any work being performed.

              14.03 TOWER AND BUILDING INSURANCE. Lessee shall procure and maintain physical damage insurance on the Tower and any building on the Tower Site used or leased by Lessee pursuant to this Lease in an amount sufficient to repair or replace the Tower and any such building with such coverage to be on an "All Risks" basis, including, without limitation, coverage for the perils of fire, lightning, windstorm, hall, flood, earthquake, collapse, explosion, aircraft and vehicle damage, vandalism, and malicious mischief. [Foregoing obligation is subject to $200,000 12-month limit when aggregated with other borrowers under Credit Agreement per 1.5D of First Amendment to Credit Agreement]. Lessee shall be solely responsible for its insurance on Lessee's Property, together with business interruption insurance.

              14.04 TOWER AND/OR BUILDING DAMAGE. In the event that the Tower and/or the Buildings is destroyed or damaged by fire, lightning, windstorm, flood, earthquake, explosion, collapse, aircraft, or other vehicle damage or other casualty covered by insurance, Lessor shall promptly reconstruct or repair the Tower and/or the Buildings affected to such good condition as existed before the destruction or damage, and give possession to Lessee of substantially the same space leased hereunder. Lessee shall promptly pay over to Lessor any insurance proceeds it receives from insurance policies Lessee is required to procure under Section 14.03 hereof for the purpose of use by Lessor to fund reconstruction of the Towers and/or Buildings as required of Lessor under this
Section 14.04. If the Tower and/or one or both of the Buildings is in need of such repair or is so damaged by fire, lightning, windstorm, flood, earthquake, explosion, aircraft or other vehicle damage, collapse, or other casualty that reconstruction or repair cannot reasonably be undertaken without dismantling Lessee's antenna, then upon written notice to Lessee, Lessor may remove any such antenna and interrupt the signal activity of Lessee, but will use its best efforts to have the antenna replaced as soon as reasonably possible. Lessor agrees to provide Lessee alternative space, if available, on the Tower and/or in such building during such reconstruction/repair period. If such space is not available, then Lessee shall be responsible for procuring its own alternative space. No monetary or other rental shall be due pursuant to the terms of this Lease for such time as Lessee is unable to conduct its broadcasting activities on the Tower without significant diminution of signal quality as a result of such total or partial destruction or damage or need of repair, and Lessor shall refund to Lessee any rent paid in advance for such time. Should Lessor not either (a) inform Lessee in writing within ninety (90) days of the date of destruction of Lessor's intent to replace the Tower and/or one or both of the Buildings or (b) replace the Tower and/or the affected Buildings within one (1) year if Lessor has provided the notice described in clause (a) above, of the date of destruction, or repair the same within such shorter time period after the casualty as may be reasonable, then Lessee, upon thirty (30) days' written notice to Lessor, may terminate this Lease, provided if Lessor has provided the notice described in clause (a) above, Lessee must make such election within one hundred twenty (120) days prior to the expiration of said repair or replacement period. Lessee agrees that it shall maintain adequate business interruption insurance at all times during the term of this Lease to adequately protect it from any interruption of signal activities due to Tower and/or damage to one or both of the Buildings (including costs of reinstallation of its equipment and lines), and Lessor shall have no liability on account of such business interruption or reinstallation costs due to damage or destruction under this paragraph.

       15.    EMINENT DOMAIN.

                     (a) In the event that all of the Tower Site (or any portion of the Tower Site necessary for the Tower, guy wires, or other appurtenances necessary to Lessee's broadcasting operations) is acquired or transferred or condemned pursuant to eminent domain proceedings (or the threat thereof), the obligation of the parties under this Lease shall be terminated as of the date of acquisition or transfer. Lessor shall be entitled to the entire condemnation award. If Lessor determines to build a new tower as a replacement for the Tower on the condemned property, Lessor agrees to lease space to Lessee on the new tower and space in one or more new buildings reasonably comparable to the space leased to Lessee pursuant to this Lease and on terms reasonably equivalent to the terms of this Lease.

                     (b) In the event that this Lease is terminated due to eminent domain proceedings, then Lessee shall be relieved of any further obligations to make any rental payments or performances for any period after the date of such termination of this Lease; and subject to offset or withholding by Lessor to cover any unpaid additional rent or other authorized charges which may be owed through the date of termination, Lessee shall be entitled to a refund of any advance rental sums which it has paid in proportion to the period of the Lease through such date of termination.

       16.    SUCCESSORS AND ASSIGNMENT.

              16.01 SUCCESSORS. All rights and liabilities herein given to or imposed upon the respective parties hereto shall, to the extent that such are assignable, extend to and bind the several and respective successors and assigns of the parties hereto.

              16.02 ASSIGNMENT. Lessee shall not assign, sublet, or transfer this Lease or any interest therein, or permit or allow through any act or default of itself, or of any other person, any transfer thereof by operations of law or otherwise without the prior written consent of Lessor except:

                     (a) Lessee may assign this Lease to any bona fide third party purchaser of substantially all the assets comprising of Lessee's radio station broadcasting from the Tower Site, who shall execute an assignment and assumption agreement in form reasonably acceptable to Lessor; and

                     (b) Lessee may assign or transfer all or a portion of the assets of Lessee, including this Lease, to any corporation controlling, controlled by, or under common control with, Lessee.

                     (c) Any assignment or subletting by Lessee except as permitted herein shall be void and of no effect. Any permitted assignment shall not relieve Lessee of any of its liabilities hereunder. A change in control of Lessee, but not the mortgaging by Lessee of its rights hereunder, shall constitute an assignment of this Lease. Lessor agrees to enter into documentation reasonably requested by any lender to Lessee in connection with Lessee's mortgaging of its rights hereunder.

                     (d) Lessor may assign or transfer this Lease without the consent of Lessee, but shall notify Lessee following any transfer or assignment.

       17. RIGHT TO REMOVE LESSEE'S PROPERTY IN EVENT OF TERMINATION. In the event either party elects to terminate this Lease in accordance with the provisions herein or at the expiration of the term hereof, Lessee or its mortgagee shall have the right to remove Lessee's Property, except any fixtures (it being specifically understood and agreed that Lessee's antenna, transmitters, transmission line, and similar broadcasting equipment shall not be deemed fixtures) on the Leased Premises within thirty (30) days of such termination. Such removal shall be conducted in accordance with Paragraph 8.01 hereof Lessee shall promptly repair any and all damage caused by such removal. Any of Lessee's Property remaining on the Leased Premises after the expiration of the thirty (30) day period shall be deemed to be the property of Lessor, which Lessor may have removed at Lessee's expense.

       18.    LESSOR'S PROTECTION.

              18.01  DEFAULT BY LESSEE.

                     (a) If Lessee shall make default in making any payment herein provided for and any such default shall continue for a period of ten (10) business days after written notice to Lessee, or if Lessee shall make default in the performance of any obligation of Lessee herein (other than as to payment of money) and any such default shall continue for a period of thirty (30) days after written notice to Lessee, or if Lessee shall file a voluntary petition in bankruptcy, or if Lessee shall file any petition or institute any proceedings under any Insolvency or Bankruptcy Act or any amendment thereto hereafter made, seeking to effect its reorganization or a composition with its creditors, or if, in any proceedings based on the insolvency of Lessee or relating to bankruptcy proceedings, a receiver or trustee shall be appointed for Lessee or the Leased Premises, or if any proceedings shall be commenced for the reorganization of Lessee (which, in the case of involuntary proceedings, are not dismissed or stayed within 30 days of the commencement thereof), or if the leasehold estate created hereby shall be taken on execution or by any process of law, or if Lessee shall admit in writing its inability to pay its obligations generally as they become due, then Lessor may, at its option, terminate this Lease without notice, and declare all amounts due or to become due hereunder immediately due and payable, and Lessor's agents and servants may immediately, or any time thereafter, reenter the Leased Premises by reasonably necessary force, summary proceedings, or otherwise, and remove all persons and properly therein, without being liable to indictment, prosecution, or damage therefor, and Lessee hereby expressly waives the service of any notice in writing of intention to reenter said Leased Premises. Lessor may, in addition to any other remedy provided by law or permitted herein, at its option, relet the Leased Premises (or any part thereof) on behalf of Lessee, applying any monies collected first to the payment of expenses of resuming or obtaining possession, and, second, to the payment of the costs of placing the premises in rentable condition, including any leasing commission, and, third, to the payment of rent due hereunder, and any other damages due to the Lessor. Any surplus remaining thereafter shall be paid to Lessee, and Lessee shall remain liable for any deficiency in rental, the amount of which deficiency shall be paid upon demand therefor to Lessor.

                     (b) Should Lessor re-enter and terminate according to the provisions of this subparagraph, Lessor may remove and store the Lessee's Property at the expense and for the account of Lessee. Alternatively, Lessor may sell, or cause to be sold, Lessee's Property at public sale to the highest bidder for cash, and remove from the proceeds of such sale any rent or other payment then due Lessor under this Lease. Any disposition of the Lessee's Property pursuant thereto shall be subject to the rights of any lender to Lessee holding a mortgage on Lessee's Property and shall be made in a manner that is commercially reasonable within the meaning of the Uniform Commercial Code as in effect in the State of North Carolina at the time of such disposition.

       19.    INDEMNIFICATION.

                     (a) Each party warrants and represents that it has the authority to enter into this Lease and to grant the rights it grants hereunder, and that performance of its obligations pursuant to this Lease will not violate the rights of any third party whatsoever. Lessee agrees to indemnify and defend Lessor against any claim for damages, losses, liabilities, costs, or expenses, including reasonable attorney's fees, arising (a) out of any breach by Lessee of its warranties, representations, or covenants under this Lease; (b) out of the use, management, or occupancy of the Leased Premises by Lessee, its agents, or invitees; (c) out of any omissions, negligence or willful misconduct of Lessee, its agents, servants, employees, licensees, or invitees; (d) out of failure of Lessee to comply with any laws, statutes, ordinances, or regulations; (e) out of Lessee's failure to maintain equipment in proper working order; and (f) out of Lessee's failure to comply with any of its other obligations under the terms of this Lease.

                     (b) Lessor agrees to indemnify and defend Lessee against any claim for damages, losses, liabilities, costs, or expenses, including reasonable attorney's fees, arising (a) out of any breach by Lessor of its warranties, representations, or covenants under this Lease; (b) out of the use, management, or occupancy of the Leased Premises by Lessor, its agents, or invitees; (c) out of any omissions, negligence or willful misconduct of Lessor, its agents, servants, employees, licensees, or invitees; (d) out of failure of Lessor to comply with any laws, statutes, ordinances, or regulations; (e) out of Lessor's failure to maintain equipment in proper working order; and (f) out of Lessor's failure to comply with any of its other obligations under the terms of this Lease.

                     (c) Any party seeking indemnification hereunder ("Indemnified Party") shall provide the other party ("Indemnifying Party") reasonably prompt notice of known claims giving rise to any claim for indemnity, and the Indemnifying Party shall have the right and opportunity to undertake the legal defense of such claims. The Indemnified Party and its counsel may nevertheless participate in (but not control) such proceedings, negotiations, or defense at its own expense. In all such cases, the Indemnified Party will give all reasonable assistance to the Indemnifying Party, including making the Indemnified Party's employees and documents available as reasonably requested without charge.

       20.    ESTOPPEL CERTIFICATE AND ATTORNMENT.

              20.01 ESTOPPEL CERTIFICATE. Within ten (10) days after either party's request, the other party shall deliver, executed in recordable form, a declaration to any person designated by the requesting party (a) ratifying this Lease; (b) stating the commencement and termination dates; and (c) certifying
(i) that this Lease is in full force and effect, and has not been assigned, modified, supplemented, or amended (except by such writings as shall be stated);
(ii) that all conditions under this Lease to be performed have been satisfied (stating exceptions, if any); (iii) that no defenses or offsets against the enforcement of this Lease by the requesting party exist (or stating those claimed); (iv) advance rent, if any, paid by Lessee; (v) the date to which rent has been paid; (vi) the amount of security deposited with Lessor (if hereafter applicable for any reason); and (vii) such other information as the requesting party reasonably requires. Persons receiving such statements shall be entitled to rely upon them.

              20.02 ATTORNMENT. Lessee shall, in the event of a sale or assignment of Lessor's interest in any of the Leased Premises, or, if any of the Leased Premises or any building thereon comes into the hands of any Trustee under a Deed of Trust or a mortgagee or any other person, whether because of a foreclosure, exercise of a power of sale under a mortgage or Deed of Trust, or otherwise, attorn to the purchaser or such mortgagee, Trustee, or other person, and recognize the same as Landlord hereunder. Lessee shall execute at Lessor's request any attornment agreement reasonably required by any mortgagee, Trustee, or other such person to be executed containing such provisions as such mortgagee, Trustee, or other person reasonably requires, provided, however, that such attornment shall not modify the terms of this Lease.

              20.03 FAILURE TO EXECUTE INSTRUMENTS. Either party's failure, without good and reasonable cause, to execute instruments or certificates provided for in this Paragraph 20, within fifteen (15) days after the receipt by such party of a written request, shall be a default under his Lease.

       21.    MISCELLANEOUS.

              21.01 RELATIONSHIP OF PARTIES. Nothing contained herein and no acts of the parties herein shall be deemed or construed as creating any relationship between the parties hereto other than the relationship of Lessor and Lessee or Landlord and Tenant.

              21.02 GOVERNING LAW. This Lease shall be governed and construed and enforced in accordance with the laws of the State of North Carolina.

              21.03 CAPTIONS. The captions contained in this Lease are included solely for convenience and shall in no event affect or be used in connection with the interpretation of this Lease.

              21.04 AMENDMENTS. This Lease only may be amended or modified as may be agreed upon by written instrument executed by the parties hereto.

              21.05 INTEREST AND ATTORNEY'S FEES. All sums becoming due or payable under this Lease, including all money expended pursuant to the provisions hereof or on account of any default in the performance and observance of any agreements or covenants herein, shall bear interest at the rate of eight and one half percent (8.5%) per annum (or at such lesser rate which is the maximum permitted by applicable law) from thirty (30) days after the date such sums become due or payable, or, in the event one of the parties expends money because of a default by the other, from thirty (30) days after the date the defaulting party received written notice that such money was expended.

              The prevailing party shall be entitled to its reasonable attorney's fees to collect any payment or to compel any performance ultimately held to be due under the provisions of this Lease.

              21.06 BROKERS AND THIRD PARTIES. Each party represents that it has not had dealings with any real estate broker or other person who may claim a commission or finder's fee with respect to this Lease in any manner. Each party shall hold harmless the other party from all damages resulting from any claims that may be asserted against the Indemnified Party by any broker, finder, or other person with whom the Indemnifying Party has or purportedly has dealt.

              21.07 NOTICES. Notices given pursuant to this Lease shall be in writing and shall be given by actual delivery or by mailing the same to the party entitled thereto at the addresses set forth below or at any such other address as any Party may designate in writing to any other Party pursuant to the provisions of this paragraph. Notice given by mail shall be sent by United States mail, certified or registered, return receipt requested or by nationally recognized courier serviced providing receipt of delivery. Notices shall be deemed to be received on the date of actual receipt, in the case of personal delivery, or on the date of mailing, in the case of mailing. Notices shall be served or mailed to the following addresses, subject to change as provided above:

       If to the Lessor:    Beasley Family Towers, Inc.

                            3033 Riviera Drive, Suite 200
                            Naples, FL 34103
                            Attn:  Ms. B. Caroline Beasley
                            Secretary
                            Phone: (941) 263-5000
                            Fax:   (941) 434-8950


       With a copy (which shall not constitute notice) to:

                            Joseph D. Sullivan, Esq.
                            Latham & Watkins
                            1001 Pennsylvania Ave., N.W.
                            Washington, DC 20004-2505
                            Phone: (202) 637-2200
                            Fax:   (202) 637-2201

       If to the Lessee:    Beasley FM Acquisition Corp.
                            3033 Riviera Drive, Suite 200
                            Naples, FL  34103
                            Attn:  Mr. George G. Beasley
                            Chief Executive Officer
                            Phone: (941) 263-5000
                            Fax:   (941) 434-8950



              21.08 WAIVER. It is agreed that the waiving of any of the covenants of this Lease by either party shall be limited to the particular instance, and shall not be deemed to waive any other breaches of such covenant or any provision herein contained.

              21.09 ACCORD AND SATISFACTION. No receipt of money by Lessor after the termination of this Lease or after the service of any notice or after the commencement of any suit reinstates, continues, or extends the term of this Lease or affects any such notice or suit.

              21.10 LIMITATION OF LIABILITY. Except as otherwise expressly stated herein, Lessor shall not be liable or responsible to the Lessee or to anyone claiming under or through the Lessee for any loss or damage caused by the acts or omissions of any other tenants or any other users of the Tower, Building, or Tower Site, or for any loss or damage to Lessee's Property caused by fire, water, bursting pipes, leaking gas, sewage, steam pipes, drains, ice, or materials falling from the Tower, or the malfunction of any utility, facility, or installation, or by reason of any other existing condition or defect in the Leased Premises; nor shall Lessor be liable or responsible to the Lessee for any injury or damage suffered by the Lessee and allegedly caused by technical interference with the Lessee's operations, by the activities of any other tenants or users of the Tower, Building, and Tower Site, or any other broadcasters. Except for Lessor's own negligent acts, willful misconduct or for breaches of its obligations under this Agreement, Lessor shall not be liable to Lessee, or to any other person for property damage or personal injury, including death. Lessor shall not be liable under any circumstances for loss of use, loss of sponsorship or advertising revenue, or any other consequential damages sustained by Lessee.

              21.11 PARTIAL INVALIDITY. The invalidity of any provision, clause, or phrase contained in this Lease shall not serve to render the balance of this Lease ineffective or void; and the same shall be construed as if such had not been herein set forth.

              21.12 DOCUMENTARY STAMPS. Lessee shall bear the cost of any documentary stamps occasioned by this Lease should it wish to record this Lease.

              21.13 RULES AND REGULATIONS. Lessor may from time to time issue such rules and regulations in writing which it may consider necessary and desirable. Lessee agrees to abide by such rules and regulations so long as they do not unreasonably interfere with Lessee's use and occupancy of the Leased Premises or conflict with this Lease.

              21.14 FORCE MAJEURE. Lessor assumes no responsibility for any losses or damages to Lessee's Property caused by acts of God, including, but not limited to, wind, lightning, rain, ice, earthquake, floods, or rising water, or by aircraft or vehicle damage. Lessor furthermore assumes no responsibility for losses or damages to Lessee's Property caused by any person other than employees and agents of Lessor. In the event that Lessor shall be delayed, hindered in or prevented from the performance of any act required hereunder by reason of acts of God (including, but not limited to, wind, lightning, rain, ice, earthquake, flood, or rising water), aircraft or vehicle damage or other casualty, unforeseen soil conditions, acts of third parties who are not employees of Lessor, strikes, lock-outs, labor troubles, inability to procure material, failure of power, governmental actions, laws or regulations, riots, insurrection, war, or other reasons beyond its control, then the performance of such act shall be excused for the period of delay and the period for performance of any such act shall be extended for a period equivalent to the period of such delay.

              21.15 ENTIRE AGREEMENT. This Lease, together with its Exhibits, constitutes and sets forth the entire agreement and understanding of the parties with respect to the subject matter hereof, and supersedes all prior or contemporaneous offers, negotiations, and agreements (whether oral or written) between the parties (or any of their related entities) concerning the subject matter of this Lease.

              21.16 COUNTERPARTS AND DUPLICATES. This Lease may be executed in counterparts, which, when combined, shall constitute a single instrument. The Lease may also be executed in duplicate editions, each of which shall be effective as an original.

       IN WITNESS WHEREOF, the parties have hereunto set their respective hands and seals, as of the day and year first above written.

ATTEST:                    `            LESSOR:

                                        BEASLEY FAMILY TOWERS, INC.


                                        By:                              (SEAL)
----------------------------                 ----------------------------
Witness                                      Name:  B. Caroline Beasley
                                             Title: Secretary

                                        LESSEE:

                                        BEASLEY FM ACQUISITION CORP.


                                        By:                              (SEAL)
----------------------------                 ----------------------------
Witness                                      Name:  George G. Beasley
                                             Title: Chief Executive Officer

                                    EXHIBIT A

                        DESCRIPTION OF WMGV-FM TOWER SITE

PARCEL 1:

That certain tract of land more particularly described as follows:

BEGINNING at a point in the southern right of way line of NC Highway 55 which point of beginning is located South 77 degrees 59' 05" West 259.23 feet and North 88 degrees 03' 16" West 171.67 feet from NCGS Monument "Brown", said beginning also being the northeastern corner of the property conveyed to McGlone by deed recorded in Book 140 at Page 734 in the office of the Register of Deeds of Pamlico County. Thence from this point of beginning so located along and with the southern right of way line of NC Highway 55 South 88 degrees 03' 16" East
171.67 feet to the northwestern corner of the property conveyed to Credle by deed recorded in Book 176 at Page 508 in the Pamlico County Registry; thence along and with the Credle western lie South 07 degrees 04' 02" West 298.91 feet to an iron pipe; thence along the Credle southern line North 87 degrees 03' 42" East 124.68 feet to an iron pipe; thence along the Credle eastern line North 07 degrees 12' 35" East 100.04 feet by an iron pipe; thence North 83 degrees 04' 37" East 99.16 feet to a point thence North 79 degrees 59' 30" East 103.67 feet to a point; thence North 75 degrees 04' 32" East 210.37 feet to an iron pipe; thence South 15 degrees 01' 10" West 1044.05 feet along and with the eastern line of Lot No. 11 as is shown and delineated on a map recorded in Map Book 1 at Page 20 in the Office of the Register of Deeds of Pamlico County to a point; thence North 62 degrees 39' 53" West 359.92 feet to an iron axle; thence North 75 degrees 34' 52" West 346.40 feet to an iron pipe in the eastern line of the T.G. Wylie Field Road; thence along and with the eastern line of said road North 06 degrees 30' 15" East 592.27 feet to an iron pipe in the southwestern corner of the McGlone lot; thence along and with the southern line of the McGlone Lot South 83 degrees 29' 48" East 149.99 feet to an iron pipe; thence along and with the eastern line of the McGlone lot; North 06 degrees 30' 26" East 300.00 feet to the southern right of way line of NC Highway 55, the point and place of beginning. Said property contains 14.09 acres more or less according to a survey dated October 25, 1995 prepared by James I. Phillips, RLS and Associates.

PARCEL 2:

A non-exclusive easement and right of way for the purposes of locating a radio tower guidewire or guidewires over the following described property: BEGINNING at a point in the eastern line of the T.G. Wylie Field Road which said point of beginning lies the following courses and distances from the northeastern corner of the property conveyed to McGlone by deed recorded in Book 140 at Page 734 in the Pamlico County Registry; South 06 degrees 30' 26" West 300.00 feet, thence North 83 degrees 29' 48" West 149.99 feet; thence South 06 degrees 30' 15" West
568.73 feet; thence from this point of beginning so located along and with the eastern line of the T.G. Wylie Field Road South 06 degrees 30' 15" West 83.52 feet to a point, thence crossing the T.G. Wylie Field Road and running South 70 degrees 23' 56" West 485.69 feet to a point; thence North 19 degrees 36' 02" West 75.00 feet to a point; thence North 70 degrees 23' 56" East 522.44 feet to the point of beginning. This easement is appurtenant to Parcel 1. The aforesaid tract is a portion of the Lot No. 11 and Lot

No. 12 as the same are shown and delineated on a map recorded in Map Book 1 at Page 20 in the Office of the Register of Deeds of Pamlico County.

PARCEL 3:

A non-exclusive right of way and easement for the purpose of ingress, egress, regress, access, installation and maintenance of utilities to and from Parcel 1 and Parcel 3 as the same are shown and delineated on a map entitled "Survey for Brown Distributing Company, Inc. and said easement is appurtenant to Parcel 1 and Parcel 3 as shown on the aforesaid map as well as in the adjoining property hereafter acquired by the owner of Parcel 1. Said easement runs over the T.G. Wylie Field Road as the same is shown and delineated on the aforesaid map the eastern line of said easement being more particularly described as follows:
Beginning at the northwestern corner of the property deeded to McGlone which property is described in the deed recorded in Book 140 at Page 734 in the Office of the Register of Deeds of Pamlico County, which point is also in the southern right of way line of NC Highway 55. Thence running along and with the eastern line of said easement South 06 degrees 30' 15" West 350.12 feet to a point; thence continuing along the same course 652.25 feet to a point. Said easement being 40 feet in width and is for the purpose of ingress, egress, regress, access and the installation and maintenance of utilities and further subdivision.

PARCEL 4:

All that certain tract or parcel of land lying and being situate in Number One Township, Pamlico County, North Carolina and being more particularly described as follows:

BEGINNING at a point in the eastern line of the T.G. Wylie Field Road which said point of beginning lies the following course and distances from the northeastern corner of the property conveyed to McGlone by deed recorded in Book 140 at Page 734 in the Office of the Register of Deeds of Pamlico County; South 06 degrees 30' 26" West 300.00 feet; North 83 degrees 29' 48" West 149.99 feet; south 06 degrees 30' 15" West 592.27 feet to the point of beginning. THENCE FROM THIS POINT OF BEGINNING SO LOCATED along and with the eastern line of the T. G. Wylie Field Road South 06 degrees 30' 15" West 59.98 feet to a point; thence South 64 degrees 05' 58" East 908.62 feet to a point; thence North 40 degrees 23' 56" East 114.03 feet to a point; thence North 62 degrees 44' 22" West 257.89 feet to a point; thence North 62 degrees 39' 53" West 359.92 feet to an axle; thence North 75 degrees 34' 542" West 346.40 feet to the point of beginning.

The above-described parcels of land are all of the same parcels described in the deed from Frederick J. McCune, etc. al. to Grantsboro Tower Company, which deed is recorded in Book 286 at Page 174 in the Pamlico County Registry. And being the same that was acquired by Grantor by instrument dated October 31, 1996, recorded November 15, 1996 in Book 0317 Page 0880 in the Pamlico County, North Carolina Registry.

                                    EXHIBIT B

                              DESCRIPTION OF TOWER

WMGV-FM

PARCEL 1:

That certain communications tower situated on that certain tract of land more particularly described as follows:

BEGINNING at a point in the southern right of way line of NC Highway 55 which point of beginning is located South 77 degrees 59' 05" West 259.23 feet and North 88 degrees 03' 16" West 171.67 feet from NCGS Monument "Brown", said beginning also being the northeastern corner of the property conveyed to McGlone by deed recorded in Book 140 at Page 734 in the office of the Register of Deeds of Pamlico County. Thence from this point of beginning so located along and with the southern right of way line of NC Highway 55 South 88 degrees 03' 16" East
171.67 feet to the northwestern corner of the property conveyed to Credle by deed recorded in Book 176 at Page 508 in the Pamlico County Registry; thence along and with the Credle western lie South 07 degrees 04' 02" West 298.91 feet to an iron pipe; thence along the Credle southern line North 87 degrees 03' 42" East 124.68 feet to an iron pipe; thence along the Credle eastern line North 07 degrees 12' 35" East 100.04 feet by an iron pipe; thence North 83 degrees 04' 37" East 99.16 feet to a point thence North 79 degrees 59' 30" East 103.67 feet to a point; thence North 75 degrees 04' 32" East 210.37 feet to an iron pipe; thence South 15 degrees 01' 10" West 1044.05 feet along and with the eastern line of Lot No. 11 as is shown and delineated on a map recorded in Map Book 1 at Page 20 in the Office of the Register of Deeds of Pamlico County to a point; thence North 62 degrees 39' 53" West 359.92 feet to an iron axle; thence North 75 degrees 34' 52" West 346.40 feet to an iron pipe in the eastern line of the T.G. Wylie Field Road; thence along and with the eastern line of said road North 06 degrees 30' 15" East 592.27 feet to an iron pipe in the southwestern corner of the McGlone lot; thence along and with the southern line of the McGlone Lot South 83 degrees 29' 48" East 149.99 feet to an iron pipe; thence along and with the eastern line of the McGlone lot; North 06 degrees 30' 26" East 300.00 feet to the southern right of way line of NC Highway 55, the point and place of beginning. Said property contains 14.09 acres more or less according to a survey dated October 25, 1995 prepared by James I. Phillips, RLS and Associates.

PARCEL 2:

A non-exclusive easement and right of way for the purposes of locating a radio tower guidewire or guidewires over the following described property: BEGINNING at a point in the eastern line of the T.G. Wylie Field Road which said point of beginning lies the following courses and distances from the northeastern corner of the property conveyed to McGlone by deed recorded in Book 140 at Page 734 in the Pamlico County Registry; South 06 degrees 30' 26" West 300.00 feet, thence North 83 degrees 29' 48" West 149.99 feet; thence South 06 degrees 30' 15" West
568.73 feet; thence from this point of beginning so located along and with the eastern line of the T.G. Wylie Field Road South 06 degrees 30' 15" West 83.52 feet to a point, thence crossing the T.G. Wylie Field Road and running South 70 degrees 23' 56" West 485.69 feet to a point; thence North 19 degrees 36' 02" West 75.00 feet to a point; thence North 70 degrees 23' 56" East 522.44 feet to the point of beginning. This easement is appurtenant to Parcel 1. The aforesaid tract is a portion of the Lot No. 11 and Lot No. 12 as the same are shown and delineated on a map recorded in Map Book 1 at Page 20 in the Office of the Register of Deeds of Pamlico County.

PARCEL 3:

A non-exclusive right of way and easement for the purpose of ingress, egress, regress, access, installation and maintenance of utilities to and from Parcel 1 and Parcel 3 as the same are shown and delineated on a map entitled "Survey for Brown Distributing Company, Inc. and said easement is appurtenant to Parcel 1 and Parcel 3 as shown on the aforesaid map as well as in the adjoining property hereafter acquired by the owner of Parcel 1. Said easement runs over the T.G. Wylie Field Road as the same is shown and delineated on the aforesaid map the eastern line of said easement being more particularly described as follows:
Beginning at the northwestern corner of the property deeded to McGlone which property is described in the deed recorded in Book 140 at Page 734 in the Office of the Register of Deeds of Pamlico County, which point is also in the southern right of way line of NC Highway 55. Thence running along and with the eastern line of said easement South 06 degrees 30' 15" West 350.12 feet to a point; thence continuing along the same course 652.25 feet to a point. Said easement being 40 feet in width and is for the purpose of ingress, egress, regress, access and the installation and maintenance of utilities and further subdivision.

PARCEL 4:

All that certain tract or parcel of land lying and being situate in Number One Township, Pamlico County, North Carolina and being more particularly described as follows:

BEGINNING at a point in the eastern line of the T.G. Wylie Field Road which said point of beginning lies the following course and distances from the northeastern corner of the property conveyed to McGlone by deed recorded in Book 140 at Page 734 in the Office of the Register of Deeds of Pamlico County; South 06 degrees 30' 26" West 300.00 feet; North 83 degrees 29' 48" West 149.99 feet; south 06 degrees 30' 15" West 592.27 feet to the point of beginning. THENCE FROM THIS POINT OF BEGINNING SO LOCATED along and with the eastern line of the T. G. Wylie Field Road South 06 degrees 30' 15" West 59.98 feet to a point; thence South 64 degrees 05' 58" East 908.62 feet to a point; thence North 40 degrees 23' 56" East 114.03 feet to a point; thence North 62 degrees 44' 22" West 257.89 feet to a point; thence North 62 degrees 39' 53" West 359.92 feet to an axle; thence North 75 degrees 34' 542" West 346.40 feet to the point of beginning.

The above-described parcels of land are all of the same parcels described in the deed from Frederick J. McCune, etc. al. to Grantsboro Tower Company, which deed is recorded in Book 286 at Page 174 in the Pamlico County Registry. And being the same that was acquired by Grantor by instrument dated October 31, 1996, recorded November 15, 1996 in Book 0317 Page 0880 in the Pamlico County, North Carolina Registry.

                                    EXHIBIT C

                      [TOWER SPACE DIAGRAM OR DESCRIPTION]

                                    EXHIBIT D

               [TRANSMITTER BUILDING SPACE DIAGRAM OR DESCRIPTION]

                         LEASE AGREEMENT (O&O - WUKS-FM)

       THIS LEASE AGREEMENT ("Lease"), made this ____ day of February, 2000 by and between BEASLEY FAMILY TOWERS, INC., a Delaware corporation ("Lessor"), and BEASLEY FM ACQUISITION CORP., a Delaware corporation ("Lessee").

                                   WITNESSETH:

       WHEREAS, Lessor owns a communications tower as such tower is described on Exhibit B hereto (the "Tower"), together with other improvements on a certain tract of real estate located at Fayetteville, North Carolina, as such land is more fully described in Exhibit A attached hereto (hereinafter referred to as the "Tower Site"; the term "Tower Site" shall also include any appurtenant easements or improvements on such land, including, without limitation, any buildings or other structures);

       WHEREAS, Lessor desires to lease the Tower Site and space on the Tower for the purpose of Lessee's radio broadcast transmission activities; and

       WHEREAS, Lessee wishes to lease such Tower Site and space on the Tower from Lessor.

       NOW, THEREFORE, IN CONSIDERATION OF the foregoing and the mutual covenants herein contained, the parties hereto agree as follows:

       1.     LEASE COMMENCEMENT.

              1.01 COMMENCEMENT OF TERM. The term of this Lease and the payment of rent and other performances in accordance with the terms of this Lease shall commence on the date hereof.

              1.02 EXHIBITS. All Exhibits referred to in this Lease are incorporated herein by reference.

       2.     DESCRIPTION OF THE LEASEHOLD.

              2.01 LEASED PREMISES. Lessor hereby leases to Lessee, and Lessee leases from Lessor, with a right of access thereto and parking therefor in accordance with Section 9:

                     (a) Space on the Tower as more fully described in Exhibit C hereto;

                     (b) Space in the transmitter building on the Tower Site, as such space is more fully described in Exhibit D hereto (the "Transmitter Building"), for the purposes of the housing, operation and maintenance of Lessee's transmitter and related equipment (such space "Lessee's Building Space"); and

                     (c) That ____ by ____ foot portion of the real property within the fence surrounding the Transmitter Building on which Lessee's electrical power generator is located ("Lessee's Generator Real Property").

                     (d) All of the property leased under this Paragraph 2.01 shall hereinafter be called the "Leased Premises".

              2.02   OWNERSHIP OF PROPERTY; ACCESS.

                     (a) Except for "Lessee's Property" (as defined below), all tenant improvements including all fixtures and trade fixtures shall become the property of the Lessor, and shall remain with the Leased Premises after the Lessee vacates same.

                     (b) The Lessee's antenna, transmission line, and other equipment, together with any replacements thereof and modifications and additions thereto which are permitted hereunder, shall be and remain Lessee's property, and are hereinafter referred to as "Lessee's Property". Lessee will be solely responsible for the maintenance of Lessee's Property, including all expenses associated with such repair.

                     (c) Lessee shall have reasonable right of access to the Leased Premises at all times in emergency situations and whenever reasonably necessary for equipment maintenance and repair. Lessee shall also have reasonable rights of access at any time to the Leased Premises for ingress, egress, utilities, the locating and usage of cabling and related equipment, operations, maintenance, repair or remodeling, or other engineering purposes.

       3.     PERMITTED USES.

              3.01   BY LESSEE.

                     (a) Subject to all appropriate government approvals, including the Federal Communications Commission ("FCC"), the Leased Premises may be used only for activities related to the operation of radio broadcast stations. Such operations, shall be conducted in accordance with the standards imposed by the FCC and any other governmental body with authority over such transmission and operations.

                     (b) Except as expressly permitted by this Lease and unless prior written approval of Lessor has been given, Lessee shall not construct or make any improvements or install any equipment on the Tower. Lessee may repair and maintain equipment as it reasonably deems necessary to its operations within Lessee's space in all respects in compliance with the terms hereof. Lessee's space on the Tower, Lessee's Building Space, Lessee's Generator Real Property, Lessee's interior and exterior equipment, and all other improvements shall be maintained in an orderly and professional manner.

              3.02   BY LESSOR.

                     (a) Subject to the rights elsewhere granted to Lessee in this Lease and with prior notice to Lessee and no loss of service or interruption (beyond a temporary, non-recurring and de minimis amount), Lessor reserves the right to use the Tower, at its own expense, as it sees fit and to fasten additional equipment to the Tower for any purpose, including the right to install transmitting and/or receiving antennas of others; provided that Lessor shall use reasonable efforts to restrict any loss of Lessee's service or interruption pursuant to this
Section 3.02(a) to the hours of 1:00 a.m. to 5:00 a.m.

                     (b) Subject to the rights elsewhere granted to Lessee in this Lease, Lessor shall have the right to use for itself or lease to others the remainder of the Tower Site or use of any of the improvements thereon, space on the Tower or in any building constructed by Lessor for any purpose, including, but not limited to, any kind of broadcasting or communication, simultaneous transmissions on AM, FM, SSB, VBIF, UHF, and/or microwave frequencies, and all rental revenues received therefrom shall belong exclusively to Lessor. Prior to permitting the fastening of a material amount of additional equipment, Lessor shall cause a structural analysis of the Tower to be conducted by a reputable mechanical consultant chosen by Lessor in order to ensure that any such additions conform to recognized engineering standards.

                     (c) Except as expressly provided for herein, Lessor shall have no liability for any action or omission taken in exercise of its rights hereunder upon reasonable reliance on recommendation of its engineering personnel.

                     (d) Subject to the terms of this Lease, Lessor also reserves the right to erect one (1) or more additional towers on the Tower Site.

       4.     TERM.

              4.01 TERM. This Lease shall have a term of twenty (20) years from the Commencement Date established in Paragraph 1.01 hereof.

       5.     RENT.

              5.01 RENTAL. Lessee shall pay rent for each consecutive twelve-month period beginning on the Commencement Date (each a "Lease Year") during the term of this Lease. Such rental payment shall be payable in equal and successive monthly installments in advance beginning with the Commencement Date and continuing thereafter on the first day of each month during the term of this Lease, such rental payments to be made according to the following schedule:

--------------------------------------------------------------------------------
   Lease Year           Rent Per Lease Year                Monthly Rent
--------------------------------------------------------------------------------
        1                    $14,281.44                      $1,190.12
--------------------------------------------------------------------------------
        2                    $14,281.44                      $1,190.12
--------------------------------------------------------------------------------
        3                    $14,281.44                      $1,190.12
--------------------------------------------------------------------------------
        4                    $14,281.44                      $1,190.12
--------------------------------------------------------------------------------
        5                    $14,281.44                      $1,190.12
--------------------------------------------------------------------------------
        6                    $14,281.44                      $1,190.12
--------------------------------------------------------------------------------
        7                    $14,281.44                      $1,190.12
--------------------------------------------------------------------------------
        8                    $14,281.44                      $1,190.12
--------------------------------------------------------------------------------
        9                    $14,281.44                      $1,190.12
--------------------------------------------------------------------------------
       10                    $14,281.44                      $1,190.12
--------------------------------------------------------------------------------
       11                    $14,281.44                      $1,190.12
--------------------------------------------------------------------------------
       12                    $14,281.44                      $1,190.12
--------------------------------------------------------------------------------
       13                    $14,281.44                      $1,190.12
--------------------------------------------------------------------------------
       14                    $14,281.44                      $1,190.12
--------------------------------------------------------------------------------
       15                    $14,281.44                      $1,190.12
--------------------------------------------------------------------------------
       16                    $14,281.44                      $1,190.12
--------------------------------------------------------------------------------
       17                    $14,281.44                      $1,190.12
--------------------------------------------------------------------------------
       18                    $14,281.44                      $1,190.12
--------------------------------------------------------------------------------
       19                    $14,281.44                      $1,190.12
--------------------------------------------------------------------------------
       20                    $14,281.44                      $1,190.12
--------------------------------------------------------------------------------

              5.02 PAYMENT OF RENTALS. Rentals to be paid hereunder shall be paid monthly in lawful money of the United States of America and shall be paid by the Lessee in advance on the first day of each month during the term of this Lease by the Lessee by crediting the payment owed to Lessee by Lessor under that certain Promissory Note made by Lessor in favor of Lessee dated _________, 2000, on the first day of each month during the term of this Lease. In the event of prepayment of the Promissory Note by Lessor or other action resulting in amounts equal to any monthly rental payment not being concurrently due from Lessor under the Promissory Note, then Lessee shall pay the monthly rental amount in advance on the first day of the month in question by mailing payment to the Lessor c/o Beasley Family Tower, Inc., 3303 Riviera Drive, Suite 200, Naples, FL 34103,
Attn: Ms. Caroline Beasley, or to such other person or address as Lessor may in writing direct. The payment of the monthly rental for the first month of the term of this Lease shall be prorated based on the number of days remaining in such month, including the first day on which this Lease become effective.

              5.03 ELECTRICITY AND OTHER UTILITIES. In addition to the payments prescribed under Section 5.01 of this Lease, Lessee shall pay for its own telephone lines and service, electrical service (including electrical service to the Tower used by Lessee as measured by a separate electrical meter at Lessee's expense). Lessor shall pay for the electrical service to the Tower for the Tower lighting.

       6.     AUTHORITY.

              6.01 QUIET ENJOYMENT. Lessor represents and warrants that it has the full power and authority to enter into this Lease, and covenants and agrees that Lessee, upon paying the rents described herein and observing and keeping the covenants, agreements, and stipulations of this Lease on Lessee's part to be observed and kept, shall lawfully, peaceably, and quietly hold, occupy, and enjoy the Leased Premises, and all other rights and privileges granted herein, without hindrance, eviction, or molestation by Lessor or any party claiming by or through Lessor.

              6.02 LESSEE'S APPROVAL. Lessee represents and warrants that it has the full power and authority to enter into and perform this Lease. Any and all necessary corporate resolutions, encumbrance certificates, etc., shall be supplied by Lessee upon the request of Lessor.

       7.     PERMITS.

              7.01 PERMITS. Lessor shall obtain all necessary licenses or permits in connection with the Tower and Building except that Lessee shall obtain, at its own expense, any and all necessary licenses or permits from such governmental authorities as shall have jurisdiction in connection with the (b) the operations, installation, repair, alteration, or replacement of Lessee's equipment (including, without limitation, Lessee's antenna and transmission and/or receiving equipment); or (c) with any of Lessee's activities thereon or contemplated by this Lease. At Lessor's request, Lessee shall furnish Lessor with copies of same, and shall abide by the terms and provisions of such licenses and permits.

       8.     MAINTENANCE OF LEASED PREMISES AND LESSEE'S PROPERTY.

              8.01   DURING TERM OF LEASE.

                     (a) Lessee, at its own cost and expense, shall maintain and repair Lessee's Property, including specifically its antenna, related equipment, transmission lines, transmitters, and other equipment. Lessor shall perform the same tasks with respect to Lessor's Tower and the Transmitter Building. All such maintenance shall be conducted by the parties in accordance with good engineering standards and in conformity with the requirements of the FCC or any other body having jurisdiction over the Lessee and its property, including, without limitation, any rules, regulations, or guidelines of the FCC implementing the National Environmental Policy Act of 1969 pertaining to electromagnetic or radio frequency radiation. Each of Lessor and Lessee shall take all reasonable precautions to avoid interference or hindrance to and with the operations of the other party hereto. In this regard, each party hereto agrees to eliminate, without cost to the other party hereto, any interference or hindrance to such other party's operation. Maintenance and repair of Lessee's Property shall be performed only by a reputable contractor and in accordance with the provisions of subsections (d), (e), and (f) hereof.

                     (b) Lessor retains the right to inspect Lessee's Property during normal business hours upon reasonable notice to Lessee, except that, in the event of an emergency, as determined by Lessor, Lessor may enter at any time, giving notice of such emergency to Lessee as soon as is practical. In the event that Lessor reasonably determines that Lessee has not maintained Lessee's Property and equipment in good order and repair according to industry standards, and that such repairs are necessary for the safety of the Tower, the Transmitter Building, and Tower Site, or the prevention of interference with Lessor or any other user of the Tower or any other broadcaster, Lessor may, at its option, make such emergency repairs to the property as it deems reasonably necessary, and any amount expended by Lessor therefor shall be reimbursed to it by Lessee immediately upon presentation of a statement and shall be deemed additional rent. Lessor shall not be liable for inconvenience, disturbance, loss of business, or other damage to Lessee by reason of repairing any of Lessee's Property which Lessee has failed to properly maintain.

                     (c) With respect to the non-emergency repairs which Lessor, in its reasonable discretion, determines that Lessee should make to maintain Lessee's Property and equipment in good order, and that such repairs are necessary for the safety of the Tower, the Transmitter Building, and Tower Site, or the prevention of interference with Lessor, in violation of the terms of this Agreement, Lessor shall so notify Lessee in writing, specifying the maintenance and repairs required to be performed by Lessee. In the event that, within ten (10) business days following such written notice (or such longer period as may be reasonably necessary taking into account all facts and circumstances), Lessee shall not have performed such maintenance and repairs, Lessor may, at its sole option, make such repairs as it deems reasonably necessary, and any amount expended by Lessor therefor shall be deemed additional rent. Lessor shall not be liable for inconvenience, disturbance, loss of business, or other damage to Lessee by reason of repairing the property and equipment of Lessee which Lessee has failed to properly maintain.

                     (d) No work (including electrical work), except for emergency repairs that Lessee shall perform to return to, or maintain the station on air in the event of a failure, will be performed by the Lessee in connection with the installation, alteration, maintenance, repair, or removal of any of Lessee's transmission lines, antenna, and other equipment on the Tower unless the Lessee submits to Lessor a copy of the proposed contract and also detailed plans and specifications of the work to be done, and both the contract and the plans and specifications have been approved in writing by Lessor not to be unreasonably withheld, delayed or conditioned. Lessee, upon demand therefor by Lessor, agrees to pay Lessor as additional rent all amounts reasonably expended by Lessor in connection with review of any such contract, plans, and specifications.

                     (e) With respect to any work to be performed by or on behalf of Lessee in connection with the installation, alteration, maintenance, repair, or removal of any equipment on the Tower (including any ascension of the Tower), in the Transmitter Building, or in or about the Tower Site, Lessee may only employ a contractor who has been approved in writing and in advance by Lessor. Lessor agrees that it will not unreasonably withhold its approval of any contractor who has the requisite experience and industry standard insurance coverage and who will, at the sole option of Lessor, provide a bond to cover any work which it has been retained to perform. Lessor agrees to consult on call in any emergency situation and immediately give its approval or disapproval.

                     (f) All work by or on behalf of the Lessee or Lessor shall be carried out (i) in a good and workmanlike manner; (ii) in accordance with established engineering standards and public ordinances, rules, and regulations applicable to such work, including, without limitation, any rules, regulations, or guidelines of the FCC implementing the

National Environmental Policy Act of 1969, pertaining to electromagnetic or radio frequency radiation; (iii) in accordance with plans and specifications, including mechanical and electrical drawings, which have been submitted to and approved in writing and in advance by Lessor; and (iv) in accordance with Lessor's security procedures with respect to protection of the Tower Site.

                     (g) Notwithstanding the receipt of the approvals by Lessor as required in this paragraph, Lessee shall not be relieved of its responsibilities and liabilities for interference or otherwise as herein provided, nor shall said approval be deemed a waiver of any other rights of Lessor under this Lease.

                     (h) In the event that any notice of lien or lien shall be filed against any part of the Tower Site for work claimed to have been done or materials claimed to have been furnished to Lessee, the same shall be dismissed, withdrawn, discharged or bonded (to Lessor's reasonable satisfaction) by Lessee within thirty (30) days thereafter at Lessee's expense; and if Lessee shall fail to take such action as shall cause such lien to be discharged within thirty (30) days, Lessor may, at its option, discharge the same by deposit or by bonding proceedings. Lessor may require the lienor to prosecute the appropriate action to enforce the lienor's claim. In such case, Lessor shall give immediate notice to Lessee of such pending action or proceeding so that Lessee may have an opportunity to legally contest or defend the action or proceeding. If, after such notice to Lessee, a judgment is recovered on the claim, Lessor, at its sole option, may pay the judgment. Any reasonable amount paid or expense incurred or sum of money paid by Lessor (including reasonable attorney's fees) by reason of the failure of Lessee to comply with the foregoing provisions of this paragraph, or in defending any such action, shall be paid to Lessor by Lessee, and shall be treated as additional rent hereunder.

              8.02 AT EXPIRATION OR TERMINATION. At the expiration or termination of this Lease, Lessee shall promptly surrender possession of the Leased Premises to Lessor in as good a condition as the same were received at the commencement of the term, reasonable wear and tear and damage by fire or other casualty beyond Lessee's reasonable control excepted.

       9.     USE AND MAINTENANCE OF COMMON PREMISES.

              9.01 USE OF COMMON PREMISES. Lessee, at its own risk, shall have the right to use in common with Lessor and its licensees, invitees, and other tenants, and in connection with Lessee's permissible activities and operations
(a) any access road from any public highway to the Tower Site or to any building on the Tower Site; (b) any parking lot on the Tower Site; and (c) all common areas in the Transmitter Building (such items (a), (b) and (c) called collectively herein the "Common Premises").

              9.02   MAINTENANCE OF COMMON PREMISES.

                     (a) Lessor shall maintain the Common Premises and any fence around the Tower in good repair. Lessee shall comply with any security policies reasonably established from time to time by Lessor.

                     (b) Lessor assumes the obligation and responsibility for complying with the requirements of the FCC regarding obstruction, marking and lighting of the Tower. Lessor shall maintain the Tower and support systems in good repair and in good operating condition in accordance with the requirements of governmental authorities.

                     (c) In the event that Lessor determines that repairs, alterations, or improvements are necessary or desirable to the Tower or any building or structure constructed by Lessor on the Tower Site, any common areas, or the leased spaces of other tenants, Lessor may, upon reasonable notice and for the shortest practical period of time (except for emergency situations), close entrance doors, common areas, drive-ways, rights-of-way, service areas, parking areas, or any other facilities at its discretion without being liable to Lessee; provided that if any of the above would restrict Lessee's ability to broadcast, Lessor shall use reasonable efforts to restrict any closure or interruption pursuant to this Section 9.02 to the hours of 1:00 a.m. to 5:00 a.m.. The closing of entrances, doors, common areas, parking areas, or other facilities for the making of the repairs, alterations, or improvements described herein shall, under no circumstances, constitute an eviction of the Lessee or be grounds for termination of this Lease or the withholding of any rental payments or other payments or performances required to be paid or made by Lessee under the terms hereof, provided, Lessor shall use reasonable efforts to ensure that any action taken in accordance with this paragraph shall not adversely affect the rights of Lessee hereunder. Under no such circumstances shall Lessee be entitled to terminate this Lease nor shall it be entitled to compensation for any loss or damage it may sustain (including loss of use, loss of advertising/sponsorship revenues, and consequential damages) by reason of such changes or alterations.

       10.    ALTERATIONS BY LESSEE.

              10.01  ALTERATIONS.

                     (a) Lessee shall have the right, at its own expense, to make such changes and alterations in the Lessee's Property situated on the Tower, subject to Paragraph 8.01 and Paragraph 11 hereof, as its operations may require, including the renovation, replacement, or removal of its antenna; provided, however, that such changes or alterations conform with recognized engineering standards and, if necessary, have been approved by the FCC and any other authority having jurisdiction over Lessee; and provided further, that plans and specifications are first submitted to and approved in writing by Lessor. Lessee shall make no changes in the equipment or equipment position without such approval, and Lessor shall not unreasonably fail to give such approval within ten (10) business days.

                     (b) This Lease is based upon carefully computed tower loading capacity. If any change proposed by Lessee in the type, location, or positioning of Lessee's Property should, in Lessor's judgment, require a computer or other type of feasibility study to determine Tower loading capacity, such study shall be performed by an engineer chosen by Lessor, and approved by Lessee (such approval not to be unreasonably withheld, delayed or conditioned) whose decision shall be final and binding upon both parties. The cost of such study or any other costs reasonably incurred by Lessor in determining the feasibility of any proposed change or alteration in the type, location, or positioning of Lessee's Property shall be borne entirely by Lessee.

       11.    INTERFERENCE.

              11.01  PRELIMINARY STEPS TO AVOID INTERFERENCE.

       Before Lessee shall make any new installation on the Leased Premises or on the Tower after the date hereof, notification of the particulars of such proposed installation shall be submitted to Lessor hereto and any other lessees or users of space on the Tower whose names and addresses are supplied to Lessee by Lessor in writing, and the Lessor and such other users will be requested to advise, in writing, the Lessee and Lessor, as applicable, within ten (10) days after receipt of such notification, whether they have any reasonable objections thereto on the grounds that objectionable interference may result; provided, this Section 11.01 shall not apply to any currently installed Lessee's Property or its replacement, maintenance or repair. If the Lessor or any other user shall reasonably object within this period to such plans and Lessee is unwilling to alter its plans to meet the objections, the dispute shall be submitted to an independent professional engineer chosen by Lessor, and such engineers decision shall be final and binding upon all parties. The cost of any such studies shall be borne by Lessee.

              11.02 INTERFERENCE WITH LESSOR, LESSEE, OR OTHERS. Notwithstanding the provisions of Paragraph 11.01, should any change, after the date hereof, in the facilities or mode of operation of Lessee or Lessee's failure to comply with the Maintenance Standards, as defined in Paragraph 11.04, cause any objectionable electrical or physical interference (including interference from any other structure erected on the Tower Site) to the television and/or radio broadcasting and/or receiving operations of any other lessee, then, promptly after written notification of such interference, the Lessee, at its sole expense, will take such steps as may be reasonably required to correct such interference, including, but not limited to, changing frequency, ceasing transmission, reducing power, and/or the installation of any filters or other equipment, provided that, if such interference is caused, after the date hereof, by the failure of the Lessor or any other lessee suffering the interference to comply with the Maintenance Standards, as defined in Paragraph 11.04, then Lessor shall, or shall cause the other lessee suffering the interference, at its sole expense, to comply with such Maintenance Standards. Any dispute as to the cause of interference, or the steps reasonably required to correct it, arising under this Paragraph 11.02, shall be submitted to an independent professional engineer chosen by Lessor, and such engineer's decision shall be final and binding upon the parties. If such interference is found to be caused by such changed facilities or operation, the fees and charges of the engineer to whom the dispute is referred shall be borne by the party whose changed facilities or mode of operations gave rise to the claimed interference. If such interference is found not to be caused by such changed facilities or operations, the fees and charges of the engineer to whom the dispute is referred shall be borne by the objecting party. All other leases and/or agreements to lease space at the Tower Site shall contain this language.

              11.03 INTERFERENCE BY OTHER USER. Any subsequent agreement under which Lessor allows any other person to occupy any portion of the Tower, Tower Site, Transmitter Building or any building on the Tower Site shall provide that, should the installation, operation, or maintenance of the equipment or the activities of such other person cause any objectionable interference with the operations of Lessor or Lessee, then, promptly after written notification of such, such other tenant or user, at its sole expense, will take such steps as may be reasonably necessary to correct such interference, including, but not limited to, changing frequency, ceasing transmission, reducing power, and/or the installation of any filter or other equipment, provided that if such interference is caused by the failure of any other lessee to comply with the Maintenance Standards, as defined in Paragraph 11.04, such other lessee will, at its sole expense, comply with such Maintenance Standards. To the best of its ability, Lessor shall not permit any operations by other tenants, the effect of which would be to prohibit Lessee from operating in the manner contemplated herein, without the prior written consent of Lessee. Lessor shall have no liability for any action or omission taken upon reasonable reliance on the recommendation of qualified engineering personnel. Lessor agrees that it will take commercially reasonable efforts to ensure that the installation, operation or maintenance of its equipment which is installed after the commencement date of this Lease on, in or around the Tower, Tower Site or any buildings on the Tower Site shall not cause any objectionable interference with the operations of Lessee. Immediately upon notification of such interference by Lessee, Lessor shall at its sole expense take such steps as may be reasonably necessary to correct such interference, including, but not limited to, changing frequency, ceasing transmission, reducing power, and/or the installation of any filter or other equipment.

              11.04 DEFINITION OF "MAINTENANCE STANDARDS". For the purposes of this Lease, compliance with "Maintenance Standards" shall mean that a tenant or user of the Tower shall (a) maintain and operate its equipment in accordance with the requirements, rules, regulations, and guidelines of the FCC, and the standards of manufacturers of the equipment; and (b) maintain and operate its equipment in accordance with good engineering practice.

       12.    UTILITIES.

              12.01 UTILITIES. Subject to the required approvals and cooperation of any governmental authority or public utilities, Lessee shall arrange and be responsible for the installation and provision of electrical and telephone lines serving Lessee's Property at any building on the Tower Site owned by Lessor. Lessee shall be responsible for procurement of and payment for all telephone services as described in Paragraph 5.03 and used by Lessee.

       13.    TAXES.

              13.01 PAYMENT OF TAXES. Lessee shall pay all real estate taxes, assessments, or levies assessed or imposed against the Leased Premises. [Foregoing obligation is subject to $200,000 12-month limit when aggregated with other borrowers under Credit Agreement per 1.5D of First Amendment to Credit Agreement]. Lessee shall pay all personal property or other taxes assessed or imposed on Lessee's Property, and shall cooperate with Lessor to ensure that such property is properly separated from that of Lessor or other tenants for assessment purposes.

       14.    INSURANCE.

              14.01 PUBLIC LIABILITY. Lessee shall procure and maintain comprehensive public liability insurance, naming Lessor as an additional insured as its interests shall appear, covering all of the Lessee's operations and activities on the Leased Premises, including but not limited to, the operations of contractors and subcontractors and the operation of vehicles and equipment (including the Tower elevator), with limits of liability for the term of this Lease of not less than Five Million Dollars ($5,000,000.00) in the aggregate for personal injury or death in any occurrence and not less than Five Million Dollars ($5,000,000.00) to cover property damage, with a liability umbrella of not less than One Million Dollars ($1,000,000.00). Certificates evidencing such insurance shall be furnished to Lessor upon its request. The amounts specified hereunder shall be revised every five (5) years to such amounts as Lessor may reasonably require upon the advice of its insurance consultants. [Foregoing obligation is subject to $200,000 12-month limit when aggregated with other borrowers under Credit Agreement per 1.5D of First Amendment to Credit Agreement].

              14.02 CONTRACTOR LIABILITY. Lessee shall also cause the contractors erecting, installing, or maintaining Lessee's Property or performing any other work for Lessee on the Tower Site to procure reasonable public liability insurance acceptable to Lessor and naming the Lessee and Lessor as named insureds. Certificates evidencing such insurance shall be furnished to Lessor in advance of any work being performed.

              14.03 TOWER AND BUILDING INSURANCE. Lessee shall procure and maintain physical damage insurance on the Tower and any building on the Tower Site used or leased by Lessee pursuant to this Lease in an amount sufficient to repair or replace the Tower and any such building with such coverage to be on an "All Risks" basis, including, without limitation, coverage for the perils of fire, lightning, windstorm, hall, flood, earthquake, collapse, explosion, aircraft and vehicle damage, vandalism, and malicious mischief. [Foregoing obligation is subject to $200,000 12-month limit when aggregated with other borrowers under Credit Agreement per 1.5D of First Amendment to Credit Agreement]. Lessee shall be solely responsible for its insurance on Lessee's Property, together with business interruption insurance.

              14.04 TOWER AND/OR BUILDING DAMAGE. In the event that the Tower and/or the Transmitter Building is destroyed or damaged by fire, lightning, windstorm, flood, earthquake, explosion, collapse, aircraft, or other vehicle damage or other casualty covered by insurance, Lessor shall promptly reconstruct or repair the Tower and/or the Transmitter Building to such good condition as existed before the destruction or damage, and give possession to Lessee of substantially the same space leased hereunder. Lessee shall promptly pay over to Lessor any insurance proceeds it receives from insurance policies Lessee is required to procure under Section 14.03 hereof for the purpose of use by Lessor to fund reconstruction of the Towers and/or Transmitter Buildings as required of Lessor under this Section 14.04. If the Tower and/or the Transmitter Building is in need of such repair or is so damaged by fire, lightning, windstorm, flood, earthquake, explosion, aircraft or other vehicle damage, collapse, or other casualty that reconstruction or repair cannot reasonably be undertaken without dismantling Lessee's antenna, then upon written notice to Lessee, Lessor may remove any such antenna and interrupt the signal activity of Lessee, but will use its best efforts to have the antenna replaced as soon as reasonably possible. Lessor agrees to provide Lessee alternative space, if available, on the Tower and/or in such building during such reconstruction/repair period. If such space is not available, then Lessee shall be responsible for procuring its own alternative space. No monetary or other rental shall be due pursuant to the terms of this Lease for such time as Lessee is unable to conduct its broadcasting activities on the Tower without significant diminution of signal quality as a result of such total or partial destruction or damage or need of repair, and Lessor shall refund to Lessee any rent paid in advance for such time. Should Lessor not either (a) inform Lessee in writing within ninety (90) days of the date of destruction of Lessor's intent to replace the Tower and/or the Transmitter Building or (b) replace the Tower and/or the Transmitter Building within one (1) year if Lessor has provided the notice described in clause (a) above, of the date of destruction, or repair the same within such shorter time period after the casualty as may be reasonable, then Lessee, upon thirty (30) days' written notice to Lessor, may terminate this Lease, provided if Lessor has provided the notice described in clause (a) above, Lessee must make such election within one hundred twenty (120) days prior to the expiration of said repair or replacement period. Lessee agrees that it shall maintain adequate business interruption insurance at all times during the term of this Lease to adequately protect it from any interruption of signal activities due to Tower damage and/or damage to the Transmitter Building (including costs of reinstallation of its equipment and lines), and Lessor shall have no liability on account of such business interruption or reinstallation costs due to damage or destruction under this paragraph.

       15.    EMINENT DOMAIN.

                     (a) In the event that all of the Tower Site (or any portion of the Tower Site necessary for the Tower, Transmitter Building guy wires, or other appurtenances necessary to Lessee's broadcasting operations) is acquired or transferred or condemned pursuant to eminent domain proceedings (or the threat thereof), the obligation of the parties under this Lease shall be terminated as of the date of acquisition or transfer. Lessor shall be entitled to the entire condemnation award. If Lessor determines to build a new tower as a replacement for the Tower on the condemned property, Lessor agrees to lease space to Lessee on the new tower and space in the new transmitter building and the generator building (if any) reasonably comparable to the space leased to Lessee pursuant to this Lease and on terms reasonably equivalent to the terms of this Lease.

                     (b) In the event that this Lease is terminated due to eminent domain proceedings, then Lessee shall be relieved of any further obligations to make any rental payments or performances for any period after the date of such termination of this Lease; and subject to offset or withholding by Lessor to cover any unpaid additional rent or other authorized charges which may be owed through the date of termination, Lessee shall be entitled to a refund of any advance rental sums which it has paid in proportion to the period of the Lease through such date of termination.

       16.    SUCCESSORS AND ASSIGNMENT.

              16.01 SUCCESSORS. All rights and liabilities herein given to or imposed upon the respective parties hereto shall, to the extent that such are assignable, extend to and bind the several and respective successors and assigns of the parties hereto.

              16.02 ASSIGNMENT. Lessee shall not assign, sublet, or transfer this Lease or any interest therein, or permit or allow through any act or default of itself, or of any other person, any transfer thereof by operations of law or otherwise without the prior written consent of Lessor except:

                     (a) Lessee may assign this Lease to any bona fide third party purchaser of substantially all the assets comprising of Lessee's radio station broadcasting from the Tower Site, who shall execute an assignment and assumption agreement in form reasonably acceptable to Lessor; and

                     (b) Lessee may assign or transfer all or a portion of the assets of Lessee, including this Lease, to any corporation controlling, controlled by, or under common control with, Lessee.

                     (c) Any assignment or subletting by Lessee except as permitted herein shall be void and of no effect. Any permitted assignment shall not relieve Lessee of any of its liabilities hereunder. A change in control of Lessee, but not the mortgaging by Lessee of its rights hereunder, shall constitute an assignment of this Lease. Lessor agrees to enter into documentation reasonably requested by any lender to Lessee in connection with Lessee's mortgaging of its rights hereunder.

                     (d) Lessor may assign or transfer this Lease without the consent of Lessee, but shall notify Lessee following any transfer or assignment.

       17. RIGHT TO REMOVE LESSEE'S PROPERTY IN EVENT OF TERMINATION. In the event either party elects to terminate this Lease in accordance with the provisions herein or at the expiration of the term hereof, Lessee or its mortgagee shall have the right to remove Lessee's Property, except any fixtures (it being specifically understood and agreed that Lessee's antenna, transmitters, transmission line, and similar broadcasting equipment shall not be deemed fixtures) on the Leased Premises within thirty (30) days of such termination. Such removal shall be conducted in accordance with Paragraph 8.01 hereof Lessee shall promptly repair any and all damage caused by such removal. Any of Lessee's Property remaining on the Leased Premises after the expiration of the thirty (30) day period shall be deemed to be the property of Lessor, which Lessor may have removed at Lessee's expense.

       18.    LESSOR'S PROTECTION.

              18.01  DEFAULT BY LESSEE.

                     (a) If Lessee shall make default in making any payment herein provided for and any such default shall continue for a period of ten (10) business days after written notice to Lessee, or if Lessee shall make default in the performance of any obligation of Lessee herein (other than as to payment of money) and any such default shall continue for a period of thirty (30) days after written notice to Lessee, or if Lessee shall file a voluntary petition in bankruptcy, or if Lessee shall file any petition or institute any proceedings under any Insolvency or Bankruptcy Act or any amendment thereto hereafter made, seeking to effect its reorganization or a composition with its creditors, or if, in any proceedings based on the insolvency of Lessee or relating to bankruptcy proceedings, a receiver or trustee shall be appointed for Lessee or the Leased Premises, or if any proceedings shall be commenced for the reorganization of Lessee (which, in the case of involuntary proceedings, are not dismissed or stayed within 30 days of the commencement thereof), or if the leasehold estate created hereby shall be taken on execution or by any process of law, or if Lessee shall admit in writing its inability to pay its obligations generally as they become due, then Lessor may, at its option, terminate this Lease without notice, and declare all amounts due or to become due hereunder immediately due and payable, and Lessor's agents and servants may immediately, or any time thereafter, reenter the Leased Premises by reasonably necessary force, summary proceedings, or otherwise, and remove all persons and properly therein, without being liable to indictment, prosecution, or damage therefor, and Lessee hereby expressly waives the service of any notice in writing of intention to reenter said Leased Premises. Lessor may, in addition to any other remedy provided by law or permitted herein, at its option, relet the Leased Premises (or any part thereof) on behalf of Lessee, applying any monies collected first to the payment of expenses of resuming or obtaining possession, and, second, to the payment of the costs of placing the premises in rentable condition, including any leasing commission, and, third, to the payment of rent due hereunder, and any other damages due to the Lessor. Any surplus remaining thereafter shall be paid to Lessee, and Lessee shall remain liable for any deficiency in rental, the amount of which deficiency shall be paid upon demand therefor to Lessor.

                     (b) Should Lessor re-enter and terminate according to the provisions of this subparagraph, Lessor may remove and store the Lessee's Property at the expense and for the account of Lessee. Alternatively, Lessor may sell, or cause to be sold, Lessee's Property at public sale to the highest bidder for cash, and remove from the proceeds of such sale any rent or other payment then due Lessor under this Lease. Any disposition of the Lessee's Property pursuant thereto shall be subject to the rights of any lender to Lessee holding a mortgage on Lessee's Property and shall be made in a manner that is commercially reasonable within the meaning of the Uniform Commercial Code as in effect in the State of North Carolina at the time of such disposition.

       19.    INDEMNIFICATION.

                     (a) Each party warrants and represents that it has the authority to enter into this Lease and to grant the rights it grants hereunder, and that performance of its obligations pursuant to this Lease will not violate the rights of any third party whatsoever. Lessee agrees to indemnify and defend Lessor against any claim for damages, losses, liabilities, costs, or expenses, including reasonable attorney's fees, arising (a) out of any breach by Lessee of its warranties, representations, or covenants under this Lease; (b) out of the use, management, or occupancy of the Leased Premises by Lessee, its agents, or invitees; (c) out of any omissions, negligence or willful misconduct of Lessee, its agents, servants, employees, licensees, or invitees; (d) out of failure of Lessee to comply with any laws, statutes, ordinances, or regulations; (e) out of Lessee's failure to maintain equipment in proper working order; and (f) out of Lessee's failure to comply with any of its other obligations under the terms of this Lease.

                     (b) Lessor agrees to indemnify and defend Lessee against any claim for damages, losses, liabilities, costs, or expenses, including reasonable attorney's fees, arising (a) out of any breach by Lessor of its warranties, representations, or covenants under this Lease; (b) out of the use, management, or occupancy of the Leased Premises by Lessor, its agents, or invitees; (c) out of any omissions, negligence or willful misconduct of Lessor, its agents, servants, employees, licensees, or invitees; (d) out of failure of Lessor to comply with any laws, statutes, ordinances, or regulations; (e) out of Lessor's failure to maintain equipment in proper working order; and (f) out of Lessor's failure to comply with any of its other obligations under the terms of this Lease.

                     (c) Any party seeking indemnification hereunder ("Indemnified Party") shall provide the other party ("Indemnifying Party") reasonably prompt notice of known claims giving rise to any claim for indemnity, and the Indemnifying Party shall have the right and opportunity to undertake the legal defense of such claims. The Indemnified Party and its counsel may nevertheless participate in (but not control) such proceedings, negotiations, or defense at its own expense. In all such cases, the Indemnified Party will give all reasonable assistance to the Indemnifying Party, including making the Indemnified Party's employees and documents available as reasonably requested without charge.

       20.    ESTOPPEL CERTIFICATE AND ATTORNMENT.

              20.01 ESTOPPEL CERTIFICATE. Within ten (10) days after either party's request, the other party shall deliver, executed in recordable form, a declaration to any person designated by the requesting party (a) ratifying this Lease; (b) stating the commencement and termination dates; and (c) certifying
(i) that this Lease is in full force and effect, and has not been assigned, modified, supplemented, or amended (except by such writings as shall be stated);
(ii) that all conditions under this Lease to be performed have been satisfied (stating exceptions, if any); (iii) that no defenses or offsets against the enforcement of this Lease by the requesting party exist (or stating those claimed); (iv) advance rent, if any, paid by Lessee; (v) the date to which rent has been paid; (vi) the amount of security deposited with Lessor (if hereafter applicable for any reason); and (vii) such other information as the requesting party reasonably requires. Persons receiving such statements shall be entitled to rely upon them.

              20.02 ATTORNMENT. Lessee shall, in the event of a sale or assignment of Lessor's interest in any of the Leased Premises, or, if any of the Leased Premises or any building thereon comes into the hands of any Trustee under a Deed of Trust or a mortgagee or any other person, whether because of a foreclosure, exercise of a power of sale under a mortgage or Deed of Trust, or otherwise, attorn to the purchaser or such mortgagee, Trustee, or other person, and recognize the same as Landlord hereunder. Lessee shall execute at Lessor's request any attornment agreement reasonably required by any mortgagee, Trustee, or other such person to be executed containing such provisions as such mortgagee, Trustee, or other person reasonably requires, provided, however, that such attornment shall not modify the terms of this Lease.

              20.03 FAILURE TO EXECUTE INSTRUMENTS. Either party's failure, without good and reasonable cause, to execute instruments or certificates provided for in this Paragraph

20, within fifteen (15) days after the receipt by such party of a written request, shall be a default under his Lease.

       21.    MISCELLANEOUS.

              21.01 RELATIONSHIP OF PARTIES. Nothing contained herein and no acts of the parties herein shall be deemed or construed as creating any relationship between the parties hereto other than the relationship of Lessor and Lessee or Landlord and Tenant.

              21.02 GOVERNING LAW. This Lease shall be governed and construed and enforced in accordance with the laws of the State of North Carolina.

              21.03 CAPTIONS. The captions contained in this Lease are included solely for convenience and shall in no event affect or be used in connection with the interpretation of this Lease.

              21.04 AMENDMENTS. This Lease only may be amended or modified as may be agreed upon by written instrument executed by the parties hereto.

              21.05 INTEREST AND ATTORNEY'S FEES. All sums becoming due or payable under this Lease, including all money expended pursuant to the provisions hereof or on account of any default in the performance and observance of any agreements or covenants herein, shall bear interest at the rate of eight and one-half percent (8.5%) per annum (or at such lesser rate which is the maximum permitted by applicable law) from thirty (30) days after the date such sums become due or payable, or, in the event one of the parties expends money because of a default by the other, from thirty (30) days after the date the defaulting party received written notice that such money was expended.

              The prevailing party shall be entitled to its reasonable attorney's fees to collect any payment or to compel any performance ultimately held to be due under the provisions of this Lease.

              21.06 BROKERS AND THIRD PARTIES. Each party represents that it has not had dealings with any real estate broker or other person who may claim a commission or finder's fee with respect to this Lease in any manner. Each party shall hold harmless the other party from all damages resulting from any claims that may be asserted against the Indemnified Party by any broker, finder, or other person with whom the Indemnifying Party has or purportedly has dealt.

              21.07 NOTICES. Notices given pursuant to this Lease shall be in writing and shall be given by actual delivery or by mailing the same to the party entitled thereto at the addresses set forth below or at any such other address as any Party may designate in writing to any other Party pursuant to the provisions of this paragraph. Notice given by mail shall be sent by United States mail, certified or registered, return receipt requested or by nationally recognized courier serviced providing receipt of delivery. Notices shall be deemed to be received on the date of actual receipt, in the case of personal delivery, or on the date of mailing, in the case of mailing. Notices shall be served or mailed to the following addresses, subject to change as provided above:

       If to the Lessor:    Beasley Family Towers, Inc.
                            3033 Riviera Drive, Suite 200
                            Naples, FL 34103
                            Attn:  Ms. B. Caroline Beasley
                            Secretary
                            Phone: (941) 263-5000
                            Fax:   (941) 434-8950


       With a copy (which shall not constitute notice) to:

                            Joseph D. Sullivan, Esq.
                            Latham & Watkins
                            1001 Pennsylvania Ave., N.W.
                            Washington, DC 20004-2505
                            Phone: (202) 637-2200
                            Fax:   (202) 637-2201

       If to the Lessee:    Beasley FM Acquisition Corp.
                            3033 Riviera Drive, Suite 200
                            Naples, FL 34103
                            Attn: Mr. George G. Beasley
                            Chief Executive Officer
                            Phone: (941) 263-5000
                            Fax:   (941) 434-8950



              21.08 WAIVER. It is agreed that the waiving of any of the covenants of this Lease by either party shall be limited to the particular instance, and shall not be deemed to waive any other breaches of such covenant or any provision herein contained.

              21.09 ACCORD AND SATISFACTION. No receipt of money by Lessor after the termination of this Lease or after the service of any notice or after the commencement of any suit reinstates, continues, or extends the term of this Lease or affects any such notice or suit.

              21.10 LIMITATION OF LIABILITY. Except as otherwise expressly stated herein, Lessor shall not be liable or responsible to the Lessee or to anyone claiming under or through the Lessee for any loss or damage caused by the acts or omissions of any other tenants or any other users of the Tower, Transmitter Building, or Tower Site, or for any loss or damage to Lessee's Property caused by fire, water, bursting pipes, leaking gas, sewage, steam pipes, drains, ice, or materials falling from the Tower or the Transmitter Building, or the malfunction of any utility, facility, or installation, or by reason of any other existing condition or defect in the Leased Premises; nor shall Lessor be liable or responsible to the Lessee for any injury or damage suffered by the Lessee and allegedly caused by technical interference with the Lessee's operations, by the activities of any other tenants or users of the Tower, Transmitter Building, and Tower Site, or any other broadcasters. Except for Lessor's own negligent acts, willful misconduct or for breaches of its obligations under this Agreement, Lessor shall not be liable to Lessee, or to any other person for property damage or personal injury, including death. Lessor shall not be liable under any circumstances for loss of use, loss of sponsorship or advertising revenue, or any other consequential damages sustained by Lessee.

              21.11 PARTIAL INVALIDITY. The invalidity of any provision, clause, or phrase contained in this Lease shall not serve to render the balance of this Lease ineffective or void; and the same shall be construed as if such had not been herein set forth.

              21.12 DOCUMENTARY STAMPS. Lessee shall bear the cost of any documentary stamps occasioned by this Lease should it wish to record this Lease.

              21.13 RULES AND REGULATIONS. Lessor may from time to time issue such rules and regulations in writing which it may consider necessary and desirable. Lessee agrees to abide by such rules and regulations so long as they do not unreasonably interfere with Lessee's use and occupancy of the Leased Premises or conflict with this Lease.

              21.14 FORCE MAJEURE. Lessor assumes no responsibility for any losses or damages to Lessee's Property caused by acts of God, including, but not limited to, wind, lightning, rain, ice, earthquake, floods, or rising water, or by aircraft or vehicle damage. Lessor furthermore assumes no responsibility for losses or damages to Lessee's Property caused by any person other than employees and agents of Lessor. In the event that Lessor shall be delayed, hindered in or prevented from the performance of any act required hereunder by reason of acts of God (including, but not limited to, wind, lightning, rain, ice, earthquake, flood, or rising water), aircraft or vehicle damage or other casualty, unforeseen soil conditions, acts of third parties who are not employees of Lessor, strikes, lock-outs, labor troubles, inability to procure material, failure of power, governmental actions, laws or regulations, riots, insurrection, war, or other reasons beyond its control, then the performance of such act shall be excused for the period of delay and the period for performance of any such act shall be extended for a period equivalent to the period of such delay.

              21.15 ENTIRE AGREEMENT. This Lease, together with its Exhibits, constitutes and sets forth the entire agreement and understanding of the parties with respect to the subject matter hereof, and supersedes all prior or contemporaneous offers, negotiations, and agreements (whether oral or written) between the parties (or any of their related entities) concerning the subject matter of this Lease.

              21.16 COUNTERPARTS AND DUPLICATES. This Lease may be executed in counterparts, which, when combined, shall constitute a single instrument. The Lease may also be executed in duplicate editions, each of which shall be effective as an original.

       IN WITNESS WHEREOF, the parties have hereunto set their respective hands and seals, as of the day and year first above written.

ATTEST:                    `         LESSOR:

                                     BEASLEY FAMILY TOWERS, INC.


                                     By:                                  (SEAL)
----------------------------            ----------------------------------
Witness                                 Name:  B. Caroline Beasley
                                        Title: Secretary


                                     LESSEE:

                                     BEASLEY FM ACQUISITION CORP.


                                     By:                                  (SEAL)
----------------------------            ----------------------------------
Witness                                 Name:  George G. Beasley
                                        Title: Chief Executive Officer

                                    EXHIBIT A

                        DESCRIPTION OF WUKS-FM TOWER SITE

That certain single parcel of land as more particularly described as follows:

Lying and being in Shannon, Robeson County, State of North Carolina, identified with the Robeson County tax collector's office as 66862-300 and being 1.5 miles north on Road 1001.

                                    EXHIBIT B

                              DESCRIPTION OF TOWER

That certain six hundred fifty (650) foot uniform cross-section guyed communications tower situated on that certain single parcel of land as more particularly described as follows:

Lying and being in Shannon, Robeson County, State of North Carolina, identified with the Robeson County tax collector's office as 66862-300 and being 1.5 miles north on Road 1001.

                                    EXHIBIT C

                      [TOWER SPACE DIAGRAM OR DESCRIPTION]

                                    EXHIBIT D

               [TRANSMITTER BUILDING SPACE DIAGRAM OR DESCRIPTION]

                         LEASE AGREEMENT (O&O - WAZZ-AM)

       THIS LEASE AGREEMENT ("Lease"), made this ____ day of February, 2000 by and between BEASLEY FAMILY TOWERS, INC., a Delaware corporation ("Lessor"), and BEASLEY FM ACQUISITION CORP., a Delaware corporation ("Lessee").

                                   WITNESSETH:

       WHEREAS, Lessor owns a communications tower as such tower is described on Exhibit C hereto ("Tower"), on a certain tract of real estate located at Fayetteville, North Carolina, as such land is more fully described in Exhibit A attached hereto (hereinafter referred to as the "Tower Site"; the term "Tower Site" shall also include any appurtenant easements or improvements on such land except for the WAZZ/WFLB studio building on the Tower Site owned by Lessee);

       WHEREAS, Lessor desires to lease the Tower for the purpose of Lessee's radio broadcast transmission activities; and

       WHEREAS, Lessee wishes to lease such Tower from Lessor.

       NOW, THEREFORE, IN CONSIDERATION OF the foregoing and the mutual covenants herein contained, the parties hereto agree as follows:

       1.     LEASE COMMENCEMENT.

              1.01 COMMENCEMENT OF TERM. The term of this Lease and the payment of rent and other performances in accordance with the terms of this Lease shall commence on the date hereof.

              1.02 EXHIBITS. All Exhibits referred to in this Lease are incorporated herein by reference.

       2.     DESCRIPTION OF THE LEASEHOLD.

              2.01 LEASED PREMISES. Lessor hereby leases to Lessee, and Lessee leases from Lessor, with a right of access thereto and parking therefor in accordance with Section 9:

                     (a) The Tower [subject to any rights under that certain Lease Agreement, dated __________, by and between Beasley FM Acquisition Corp. and Beasley FM Acquisition Corp., for tower space for the antenna of radio broadcast station WFLB-FM];

                     (b) Space in the transmitter building on the Tower Site as more fully described in Exhibit C hereto (the "Transmitter Building"), for the purposes of the housing, operation and maintenance of Lessee's transmitter and related equipment, (such space "Lessee's Building Space"); and

                     (c)    The Tower Site.

                     (d) All of the property leased under this Paragraph 2.01 shall hereinafter be called the "Leased Premises."

              2.02   OWNERSHIP OF PROPERTY; ACCESS.

                     (a) Except for "Lessee's Property" (as defined below); all tenant improvements including all fixtures and trade fixtures shall become the property of the Lessor, and shall remain with the Tower after the Lessee vacates same.

                     (b) The Lessee's antenna, transmission line, and other equipment, together with any replacements thereof and modifications and additions thereto, which are permitted hereunder, shall be and remain Lessee's Property, and are hereinafter referred to as "Lessee's Property". Lessee will be solely responsible for the maintenance of Lessee's Property, including all expenses associated with such repair.

                     (c) Lessee shall have reasonable right of access to the Tower at all times in emergency situations and whenever reasonably necessary for equipment maintenance and repair. Lessee shall also have reasonable rights of access at any time to the Tower for ingress, egress, utilities, the locating and usage of cabling and related equipment, operations, maintenance, repair or remodeling, or other engineering purposes.

       3.     PERMITTED USES.

              3.01   BY LESSEE.

                     (a) Subject to all appropriate government approvals, including the Federal Communications Commission ("FCC"), the Tower may be used only for activities related to the operation of radio broadcast stations. Such operations, shall be conducted in accordance with the standards imposed by the FCC and any other governmental body with authority over such transmission and operations.

                     (b) Except as expressly permitted by this Lease and unless prior written approval of Lessor has been given, Lessee shall not construct or make any improvements or install any equipment on the Tower. Lessee may repair and maintain equipment as it deems necessary to its operations within Lessee's space in all respects in compliance with the terms hereof. The Tower, Lessee's interior and exterior equipment, and all other improvements shall be maintained in an orderly and professional manner.

              3.02   BY LESSOR.

                     (a) Subject to the rights elsewhere granted to Lessee in this Lease and with prior notice to Lessee and no loss of service or interruption (beyond a temporary, non-recurring and de minimis amount), Lessor reserves the right to use the Tower, at its own expense, as it sees fit and to fasten additional equipment to the Tower for any purpose, including the right to install transmitting and/or receiving antennas of others; provided that Lessor shall use reasonable efforts to restrict any loss of Lessee's service or interruption pursuant to this Section 3.02(a) to the hours of 1:00 a.m. to 5:00 a.m.

                     (b) Subject to the rights elsewhere granted to Lessee in this Lease, Lessor shall have the right to use for itself or lease to others the remainder of the Tower Site or use of any of the improvements thereon, space in any building constructed by Lessor for any purpose, including, but not limited to, any kind of broadcasting or communication, simultaneous transmissions on AM, FM, SSB, VBIF, UHF, and/or microwave frequencies, and all rental revenues received therefrom shall belong exclusively to Lessor. Prior to permitting the fastening of a material amount of additional equipment, Lessor shall cause a structural analysis of the Tower to be conducted by a reputable mechanical consultant chosen by Lessor in order to ensure that any such additions conform to recognized engineering standards.

                     (c) Except as expressly provided for herein, Lessor shall have no liability for any action or omission taken in exercise of its rights hereunder upon reasonable reliance on recommendation of its engineering personnel.

                     (d) Subject to the terms of this Lease, Lessor also reserves the right to erect one (1) or more additional towers on the Tower Site.

       4.     TERM.

              4.01 TERM. This Lease shall have a term of twenty (20) years from the Commencement Date established in Paragraph 1.01 hereof.

       5.     RENT.

              5.01 RENTAL. Lessee shall pay rent for each consecutive twelve-month period beginning on the Commencement Date (each a "Lease Year") during the term of this Lease. Such rental payment shall be payable in equal and successive monthly installments in advance beginning with the Commencement Date and continuing thereafter on the first day of each month during the term of this Lease, such rental payments to be made according to the following schedule:

--------------------------------------------------------------------------------
   Lease Year          Rent Per Lease Year                Monthly Rent
--------------------------------------------------------------------------------
        1                    $4,421.76                       $368.48
--------------------------------------------------------------------------------
        2                    $4,421.76                       $368.48
--------------------------------------------------------------------------------
        3                    $4,421.76                       $368.48
--------------------------------------------------------------------------------
        4                    $4,421.76                       $368.48
--------------------------------------------------------------------------------
        5                    $4,421.76                       $368.48
--------------------------------------------------------------------------------
        6                    $4,421.76                       $368.48
--------------------------------------------------------------------------------
        7                    $4,421.76                       $368.48
--------------------------------------------------------------------------------
        8                    $4,421.76                       $368.48
--------------------------------------------------------------------------------
        9                    $4,421.76                       $368.48
--------------------------------------------------------------------------------
       10                    $4,421.76                       $368.48
--------------------------------------------------------------------------------
       11                    $4,421.76                       $368.48
--------------------------------------------------------------------------------
       12                    $4,421.76                       $368.48
--------------------------------------------------------------------------------
       13                    $4,421.76                       $368.48
--------------------------------------------------------------------------------
       14                    $4,421.76                       $368.48
--------------------------------------------------------------------------------
       15                    $4,421.76                       $368.48
--------------------------------------------------------------------------------
       16                    $4,421.76                       $368.48
--------------------------------------------------------------------------------
       17                    $4,421.76                       $368.48
--------------------------------------------------------------------------------
       18                    $4,421.76                       $368.48
--------------------------------------------------------------------------------
       19                    $4,421.76                       $368.48
--------------------------------------------------------------------------------
       20                    $4,421.76                       $368.48
--------------------------------------------------------------------------------

              5.02 PAYMENT OF RENTALS. Rentals to be paid hereunder shall be paid monthly in lawful money of the United States of America and shall be paid in advance on the first day of each month during the term of this Lease by crediting the payment owed to Lessee by Lessor, under that certain Promissory Note made by Lessor in favor of Lessee, dated ________, 2000, on the first day of each month during the term of this Lease. In the event of prepayment of the Promissory Note by Lessor or other action resulting in amounts equal to any monthly rental payment not being concurrently due from Lessor under the Promissory Note, then Lessee shall pay the monthly rental amount in advance on the first day of the month in question by mailing payment to the Lessor c/o Beasley Family Tower, Inc., 3303 Riviera Drive, Suite 200, Naples, FL 34103,
Attn: Ms. Caroline Beasley, or to such other person or address as Lessor may in writing direct. The payment of the monthly rental for the first month of the term of this Lease shall be prorated based on the number of days remaining in such month, including the first day on which this Lease become effective.

              5.03 ELECTRICITY AND OTHER UTILITIES. In addition to the payments prescribed under Section 5.01 of this Lease, Lessee shall pay for its own telephone lines and service, electrical service (including electrical service to the Tower used by Lessee as measured by a separate electrical meter at Lessee's expense). Lessor shall pay for the electrical service to the Tower for the Tower lighting.

       6.     AUTHORITY.

              6.01 QUIET ENJOYMENT. Lessor represents and warrants that it has the full power and authority to enter into this Lease, and covenants and agrees that Lessee, upon paying the rents described herein and observing and keeping the covenants, agreements, and stipulations of this Lease on Lessee's part to be observed and kept, shall lawfully, peaceably, and quietly hold, occupy, and enjoy the Tower, and all other rights and privileges granted herein, without hindrance, eviction, or molestation by Lessor or any party claiming by or through Lessor.

              6.02 LESSEE'S APPROVAL. Lessee represents and warrants that it has the full power and authority to enter into and perform this Lease. Any and all necessary corporate resolutions, encumbrance certificates, etc., shall be supplied by Lessee upon the request of Lessor.

       7.     PERMITS.

              7.01 PERMITS. Lessor shall obtain all necessary licenses or permits in connection with the Tower except that Lessee shall obtain, at its own expense, any and all necessary licenses or permits from such governmental authorities as shall have jurisdiction in connection with the (b) the operations, installation, repair, alteration, or replacement of Lessee's equipment (including, without limitation, Lessee's antenna and transmission and/or receiving equipment); or (c) with any of Lessee's activities thereon or contemplated by this Lease. At Lessor's request, Lessee shall furnish Lessor with copies of same, and shall abide by the terms and provisions of such licenses and permits.

       8.     MAINTENANCE OF LEASED PREMISES AND LESSEE'S PROPERTY.

              8.01   DURING TERM OF LEASE.

                     (a) Lessee, at its own cost and expense, shall maintain and repair Lessee's Property, including specifically its antenna, related equipment, transmission lines, transmitters, and other equipment. Lessor shall perform the same tasks with respect to the Tower and the Transmitter Building. All such maintenance shall be conducted by the parties in accordance with good engineering standards and in conformity with the requirements of the FCC or any other body having jurisdiction over the Lessee and its property, including, without limitation, any rules, regulations, or guidelines of the FCC implementing the National Environmental Policy Act of 1969 pertaining to electromagnetic or radio frequency radiation. Each of Lessor and Lessee shall take all reasonable precautions to avoid interference or hindrance to and with the operations of the other party hereto. In this regard, each party hereto agrees to eliminate, without cost to the other party hereto, any interference or hindrance to such other party's operation. Maintenance and repair of Lessee's Property shall be performed only by a reputable contractor and in accordance with the provisions of subsections (d), (e), and (f) hereof.

                     (b) Lessor retains the right to inspect Lessee's Property during normal business hours upon reasonable notice to Lessee, except that, in the event of an emergency, as determined by Lessor, Lessor may enter at any time, giving notice of such emergency to Lessee as soon as is practical. In the event that Lessor reasonably determines that Lessee has not maintained Lessee's Property and equipment in good order and repair according to industry standards, and that such repairs are necessary for the safety of the Tower, the Transmitter Building or the Tower Site, or the prevention of interference with Lessor or any other user of the Tower or any other broadcaster, Lessor may, at its option, make such emergency repairs to the property as it deems reasonably necessary, and any amount expended by Lessor therefor shall be reimbursed to it by Lessee immediately upon presentation of a statement and shall be deemed additional rent. Lessor shall not be liable for inconvenience, disturbance, loss of business, or other damage to Lessee by reason of repairing any of Lessee's Property which Lessee has failed to properly maintain.

                     (c) With respect to the non-emergency repairs which Lessor, in its reasonable discretion, determines that Lessee should make to maintain Lessee's Property and equipment in good order, and that such repairs are necessary for the safety of the Tower, the Transmitter Building or Tower Site, or the prevention of interference with Lessor, in violation of the terms of this Agreement, Lessor shall so notify Lessee in writing, specifying the maintenance and repairs required to be performed by Lessee. In the event that, within ten (10) business days following such written notice (or such longer period as may be reasonably necessary taking into account all facts and circumstances), Lessee shall not have performed such maintenance and repairs, Lessor may, at its sole option, make such repairs as it deems reasonably necessary, and any amount expended by Lessor therefor shall be deemed additional rent. Lessor shall not be liable for inconvenience, disturbance, loss of business, or other damage to Lessee by reason of repairing the property and equipment of Lessee which Lessee has failed to properly maintain.

                     (d) No work (including electrical work), except for emergency repairs that Lessee shall perform to return to, or maintain the station on air in the event of a failure, will be performed by the Lessee in connection with the installation, alteration, maintenance, repair, or removal of any of Lessee's transmission lines, antenna, and other equipment on the Tower unless the Lessee submits to Lessor a copy of the proposed contract and also detailed plans and specifications of the work to be done, and both the contract and the plans and specifications have been approved in writing by Lessor not to be unreasonably withheld, delayed or conditioned. Lessee, upon demand therefor by Lessor, agrees to pay Lessor as additional rent all amounts reasonably expended by Lessor in connection with review of any such contract, plans, and specifications.

                     (e) With respect to any work to be performed by or on behalf of Lessee in connection with the installation, alteration, maintenance, repair, or removal of any equipment on the Tower (including any ascension of the Tower), in the Transmitter Building, or in or about the Tower Site. Lessee may only employ a contractor who has been approved in writing and in advance by Lessor. Lessor agrees that it will not unreasonably withhold its approval of any contractor who has the requisite experience and industry standard insurance coverage and who will, at the sole option of Lessor, provide a bond to cover any work which it has been retained to perform. Lessor agrees to consult on call in any emergency situation and immediately give its approval or disapproval.

                     (f) All work by or on behalf of the Lessee or Lessor shall be carried out (i) in a good and workmanlike manner; (ii) in accordance with established engineering standards and public ordinances, rules, and regulations applicable to such work, including, without limitation, any rules, regulations, or guidelines of the FCC implementing the National Environmental Policy Act of 1969, pertaining to electromagnetic or radio frequency radiation;
(iii) in accordance with plans and specifications, including mechanical and electrical drawings, which have been submitted to and approved in writing and in advance by Lessor; and (iv) in accordance with Lessor's security procedures with respect to protection of the Tower Site.

                     (g) Notwithstanding the receipt of the approvals by Lessor as required in this paragraph, Lessee shall not be relieved of its responsibilities and liabilities for interference or otherwise as herein provided, nor shall said approval be deemed a waiver of any other rights of Lessor under this Lease.

                     (h) In the event that any notice of lien or lien shall be filed against any part of the Tower Site for work claimed to have been done or materials claimed to have been furnished to Lessee, the same shall be dismissed, withdrawn, discharged or bonded (to Lessor's reasonable satisfaction) by Lessee within thirty (30) days thereafter at Lessee's expense; and if Lessee shall fail to take such action as shall cause such lien to be discharged within thirty (30) days, Lessor may, at its option, discharge the same by deposit or by bonding proceedings. Lessor may require the lienor to prosecute the appropriate action to enforce the lienor's claim. In such case, Lessor shall give immediate notice to Lessee of such pending action or proceeding so that Lessee may have an opportunity to legally contest or defend the action or proceeding. If, after such notice to Lessee, a judgment is recovered on the claim, Lessor, at its sole option, may pay the judgment. Any reasonable amount paid or expense incurred or sum of money paid by Lessor (including reasonable attorney's fees) by reason of the failure of Lessee to comply with the foregoing provisions of this paragraph, or in defending any such action, shall be paid to Lessor by Lessee, and shall be treated as additional rent hereunder.

              8.02 AT EXPIRATION OR TERMINATION. At the expiration or termination of this Lease, Lessee shall promptly surrender possession of the Leased Premises to Lessor in as good a condition as the same were received at the commencement of the term, reasonable wear and tear and damage by fire or other casualty beyond Lessee's reasonable control excepted.

       9.     USE AND MAINTENANCE OF COMMON PREMISES.

              9.01 USE OF COMMON PREMISES. Lessee, at its own risk, shall have the right to use in common with Lessor and its licensees, invitees, and other tenants, and in connection with Lessee's permissible activities and operations
(a) any access road from any public highway to the Tower Site or to the Transmitter Building or any other building on the Tower Site; (b) any parking lot on the Tower Site; and (c) all common areas in the Transmitter Building (such items (a), (b) and (c) called collectively herein the "Common Premises").

              9.02   MAINTENANCE OF COMMON PREMISES.

                     (a) Lessor shall maintain the Common Premises and any fence around the Tower in good repair. Lessee shall comply with any security policies reasonably established from time to time by Lessor.

                     (b) Lessor assumes the obligation and responsibility for complying with the requirements of the FCC regarding obstruction, marking and lighting of the

Tower. Lessor shall maintain the Tower and support systems in good repair and in good operating condition in accordance with the requirements of governmental authorities.

                     (c) In the event that Lessor determines that repairs, alterations, or improvements are necessary or desirable to the Tower, the Transmitter Building or the leased spaces of other tenants, Lessor may, upon reasonable notice and for the shortest practical period of time (except for emergency situations), close entrance doors, common areas, drive-ways, rights-of-way, service areas, parking areas, or any other facilities at its discretion without being liable to Lessee; provided that if any of the above would restrict Lessee's ability to broadcast, Lessor shall use reasonable efforts to restrict any closure or interruption pursuant to this Section 9.02 to the hours of 1:00 a.m. to 5:00 a.m.. The closing of entrances, doors, common areas, parking areas, or other facilities for the making of the repairs, alterations, or improvements described herein shall, under no circumstances, constitute an eviction of the Lessee or be grounds for termination of this Lease or the withholding of any rental payments or other payments or performances required to be paid or made by Lessee under the terms hereof, provided, Lessor shall use reasonable efforts to ensure that any action taken in accordance with this paragraph shall not adversely affect the rights of Lessee hereunder. Under no such circumstances shall Lessee be entitled to terminate this Lease nor shall it be entitled to compensation for any loss or damage it may sustain (including loss of use, loss of advertising/sponsorship revenues, and consequential damages) by reason of such changes or alterations.

       10.    ALTERATIONS BY LESSEE.

              10.01  ALTERATIONS.

                     (a) Lessee shall have the right, at its own expense, to make such changes and alterations in the Lessee's Property situated on the Tower, subject to Paragraph 8.01 and Paragraph 11 hereof, as its operations may require, including the renovation, replacement, or removal of its antenna; provided, however, that such changes or alterations conform with recognized engineering standards and, if necessary, have been approved by the FCC and any other authority having jurisdiction over Lessee; and provided further, that plans and specifications are first submitted to and approved in writing by Lessor. Lessee shall make no changes in the equipment or equipment position without such approval, and Lessor shall not unreasonably fail to give such approval within ten (10) business days.

              (b) This Lease is based upon carefully computed tower loading capacity. If any change proposed by Lessee in the type, location, or positioning of Lessee's Property should, in Lessor's judgment, require a computer or other type of feasibility study to determine Tower loading capacity, such study shall be performed by an engineer chosen by Lessor, and approved by Lessee (such approval not to be unreasonably withheld, delayed or conditioned) whose decision shall be final and binding upon both parties. The cost of such study or any other costs reasonably incurred by Lessor in determining the feasibility of any proposed change or alteration in the type, location, or positioning of Lessee's Property shall be borne entirely by Lessee.

       11.    INTERFERENCE.

              11.01  PRELIMINARY STEPS TO AVOID INTERFERENCE.

       Before Lessee shall make any new installation on the Tower after the date hereof, notification of the particulars of such proposed installation shall be submitted to Lessor hereto and any other lessees or users of space on the Tower whose names and addresses are supplied to Lessee by Lessor in writing, and the Lessor and such other users will be requested to advise, in writing, the Lessee and Lessor, as applicable, within ten (10) days after receipt of such notification, whether they have any reasonable objections thereto on the grounds that objectionable interference may result; provided, this Section 11.01 shall not apply to any currently installed Lessee's Property or its replacement, maintenance or repair. If the Lessor or any other user shall reasonably object within this period to such plans and Lessee is unwilling to alter its plans to meet the objections, the dispute shall be submitted to an independent professional engineer chosen by Lessor, and such engineers decision shall be final and binding upon all parties. The cost of any such studies shall be borne by Lessee.

              11.02 INTERFERENCE WITH LESSOR, LESSEE, OR OTHERS. Notwithstanding the provisions of Paragraph 11.01, should any change, after the date hereof, in the facilities or mode of operation of Lessee or Lessee's failure to comply with the Maintenance Standards, as defined in Paragraph 11.04, cause any objectionable electrical or physical interference (including interference from any other structure erected on the Tower Site) to the television and/or radio broadcasting and/or receiving operations of any other lessee, then, promptly after written notification of such interference, the Lessee, at its sole expense, will take such steps as may be reasonably required to correct such interference, including, but not limited to, changing frequency, ceasing transmission, reducing power, and/or the installation of any filters or other equipment, provided that, if such interference is caused, after the date hereof, by the failure of the Lessor or any other lessee suffering the interference to comply with the Maintenance Standards, as defined in Paragraph 11.04, then Lessor shall, or shall cause the other lessee suffering the interference, at its sole expense, to comply with such Maintenance Standards. Any dispute as to the cause of interference, or the steps reasonably required to correct it, arising under this Paragraph 11.02, shall be submitted to an independent professional engineer chosen by Lessor, and such engineer's decision shall be final and binding upon the parties. If such interference is found to be caused by such changed facilities or operation, the fees and charges of the engineer to whom the dispute is referred shall be borne by the party whose changed facilities or mode of operations gave rise to the claimed interference. If such interference is found not to be caused by such changed facilities or operations, the fees and charges of the engineer to whom the dispute is referred shall be borne by the objecting party. All other leases and/or agreements to lease space at the Tower Site shall contain this language.

              11.03 INTERFERENCE BY OTHER USER. Any subsequent agreement under which Lessor allows any other person to occupy any portion of the Tower shall provide that, should the installation, operation, or maintenance of the equipment or the activities of such other person cause any objectionable interference with the operations of Lessor or Lessee, then, promptly after written notification of such, such other tenant or user, at its sole expense, will take such steps as may be reasonably necessary to correct such interference, including, but not limited to, changing frequency, ceasing transmission, reducing power, and/or the installation of any filter or other equipment, provided that if such interference is caused by the failure of any other lessee to comply with the Maintenance Standards, as defined in Paragraph 11.04, such other lessee will, at its sole expense, comply with such Maintenance Standards. To the best of its ability, Lessor shall not permit any operations by other tenants, the effect of which would be to prohibit Lessee from operating in the manner contemplated herein, without the prior written consent of Lessee. Lessor shall have no liability for any action or omission taken upon reasonable reliance on the recommendation of qualified engineering personnel. Lessor agrees that it will take commercially reasonable efforts to ensure that the installation, operation or maintenance of its equipment which is installed after the commencement date of this Lease on, in or around the Tower shall not cause any objectionable interference with the operations of Lessee. Immediately upon notification of such interference by Lessee, Lessor shall at its sole expense take such steps as may be reasonably necessary to correct such interference, including, but not limited to, changing frequency, ceasing transmission, reducing power, and/or the installation of any filter or other equipment.

              11.04 DEFINITION OF "MAINTENANCE STANDARDS". For the purposes of this Lease, compliance with "Maintenance Standards" shall mean that a tenant or user of the Tower shall (a) maintain and operate its equipment in accordance with the requirements, rules, regulations, and guidelines of the FCC, and the standards of manufacturers of the equipment; and (b) maintain and operate its equipment in accordance with good engineering practice.

       12.    UTILITIES.

              12.01 UTILITIES. Subject to the required approvals and cooperation of any governmental authority or public utilities, Lessee shall arrange and be responsible for the installation and provision of electrical and telephone lines serving Lessee's Property at any building on the Tower Site owned by Lessor. Lessee shall be responsible for procurement of and payment for all telephone services as described in Paragraph 5.03 and used by Lessee.

       13.    TAXES.

              13.01 PAYMENT OF TAXES. Lessee shall pay all real estate taxes, assessments, or levies assessed or imposed against the Tower Site (including the Tower), and all taxes which may be assessed against the Tower and any buildings thereon. [Foregoing obligation is subject to $200,000 12-month limit when aggregated with other borrowers under Credit Agreement per 1.5D of First Amendment to Credit Agreement]. Lessee shall pay all personal property or other taxes assessed or imposed on Lessee's Property, and shall cooperate with Lessor to ensure that such property is properly separated from that of Lessor or other tenants for assessment purposes.

       14.    INSURANCE.

              14.01 PUBLIC LIABILITY. Lessee shall procure and maintain comprehensive public liability insurance, naming Lessor as an additional insured as its interests shall appear, covering all of the Lessee's operations and activities on the Tower, including but not limited to, the operations of contractors and subcontractors and the operation of vehicles and equipment (including the Tower elevator), with limits of liability for the term of this Lease of not less than Five Million Dollars ($5,000,000.00) in the aggregate for personal injury or death in any occurrence and not less than Five Million Dollars ($5,000,000.00) to cover property damage, with a liability umbrella of not less than One Million Dollars ($1,000,000.00). Certificates evidencing such insurance shall be furnished to Lessor upon its request. The amounts specified hereunder shall be revised every five (5) years to such amounts as Lessor may reasonably require upon the advice of its insurance consultants. [Foregoing obligation is subject to $200,000 12-month limit when aggregated with other borrowers under Credit Agreement per 1.5D of First Amendment to Credit Agreement].

              14.02 CONTRACTOR LIABILITY. Lessee shall also cause the contractors erecting, installing, or maintaining Lessee's Property or performing any other work for Lessee on the Tower Site to procure reasonable public liability insurance acceptable to Lessor and naming the Lessee and Lessor as named insureds. Certificates evidencing such insurance shall be furnished to Lessor in advance of any work being performed.

              14.03 INSURANCE ON THE LEASED PREMISES. Lessee shall procure and maintain physical damage insurance on the Leased Premises in an amount sufficient to repair or replace any of the Leased Premises with such coverage to be on an "All Risks" basis, including, without limitation, coverage for the perils of fire, lightning, windstorm, hall, flood, earthquake, collapse, explosion, aircraft and vehicle damage, vandalism, and malicious mischief. [Foregoing obligation is subject to $200,000 12-month limit when aggregated with other borrowers under Credit Agreement per 1.5D of First Amendment to Credit Agreement]. Lessee shall be solely responsible for its insurance on Lessee's Property, together with business interruption insurance.

              14.04 TOWER AND/OR BUILDING DAMAGE. In the event that the Tower and/or the Transmitter Building is destroyed or damaged by fire, lightning, windstorm, flood, earthquake, explosion, collapse, aircraft, or other vehicle damage or other casualty covered by insurance, Lessor shall promptly reconstruct or repair the Tower and/or the Transmitter Building to such good condition as existed before the destruction or damage, and give possession to Lessee of substantially the same space leased hereunder. Lessee shall promptly pay over to Lessor any insurance proceeds it receives from insurance policies Lessee is required to procure under Section 14.03 hereof for the purpose of use by Lessor to fund reconstruction of the Towers and/or Transmitter Buildings as required of Lessor under this Section 14.04. If the Tower and/or the Transmitter Building is in need of such repair or is so damaged by fire, lightning, windstorm, flood, earthquake, explosion, aircraft or other vehicle damage, collapse, or other casualty that reconstruction or repair cannot reasonably be undertaken without dismantling Lessee's antenna, then upon written notice to Lessee, Lessor may remove any such antenna and interrupt the signal activity of Lessee, but will use its best efforts to have the antenna replaced as soon as reasonably possible. Lessor agrees to provide Lessee an alternative tower or transmitter building, if available, during such reconstruction/repair period. If such tower or transmitter building is not available, then Lessee shall be responsible for procuring its own alternative tower. No monetary or other rental shall be due pursuant to the terms of this Lease for such time as Lessee is unable to conduct its broadcasting activities on the Tower without significant diminution of signal quality as a result of such total or partial destruction or damage or need of repair, and Lessor shall refund to Lessee any rent paid in advance for such time. Should Lessor not either (a) inform

Lessee in writing within ninety (90) days of the date of destruction of Lessor's intent to replace the Tower and/or the Transmitter Building or (b) replace the Tower and/or the Transmitter Building within one (1) year if Lessor has provided the notice described in clause (a) above, of the date of destruction, or repair the same within such shorter time period after the casualty as may be reasonable, then Lessee, upon thirty (30) days' written notice to Lessor, may terminate this Lease, provided if Lessor has provided the notice described in clause (a) above, Lessee must make such election within one hundred twenty (120) days prior to the expiration of said repair or replacement period. Lessee agrees that it shall maintain adequate business interruption insurance at all times during the term of this Lease to adequately protect it from any interruption of signal activities due to Tower or Transmitter Building damage (including costs of reinstallation of its equipment and lines), and Lessor shall have no liability on account of such business interruption or reinstallation costs due to damage or destruction under this paragraph.

       15.    EMINENT DOMAIN.

                     (a) In the event that all of the Tower Site (or any portion of the Tower Site necessary for the guy wires, or other appurtenances necessary to Lessee's broadcasting operations) is acquired or transferred or condemned pursuant to eminent domain proceedings (or the threat thereof), the obligation of the parties under this Lease shall be terminated as of the date of acquisition or transfer. Lessor shall be entitled to the entire condemnation award. If Lessor determines to build a new tower as a replacement for the Tower and/or Transmitter Building on the condemned property, Lessor agrees to lease the new tower and/or transmitter building on terms reasonably equivalent to the terms of this Lease.

                     (b) In the event that this Lease is terminated due to eminent domain proceedings, then Lessee shall be relieved of any further obligations to make any rental payments or performances for any period after the date of such termination of this Lease; and subject to offset or withholding by Lessor to cover any unpaid additional rent or other authorized charges which may be owed through the date of termination, Lessee shall be entitled to a refund of any advance rental sums which it has paid in proportion to the period of the Lease through such date of termination.

       16.    SUCCESSORS AND ASSIGNMENT.

              16.01 SUCCESSORS. All rights and liabilities herein given to or imposed upon the respective parties hereto shall, to the extent that such are assignable, extend to and bind the several and respective successors and assigns of the parties hereto.

              16.02 ASSIGNMENT. Lessee shall not assign, sublet, or transfer this Lease or any interest therein, or permit or allow through any act or default of itself, or of any other person, any transfer thereof by operations of law or otherwise without the prior written consent of Lessor except:

                     (a) Lessee may assign this Lease to any bona fide third party purchaser of substantially all the assets comprising of Lessee's radio station broadcasting from the Tower Site, who shall execute an assignment and assumption agreement in form reasonably acceptable to Lessor; and

                     (b) Lessee may assign or transfer all or a portion of the assets of Lessee, including this Lease, to any corporation controlling, controlled by, or under common control with, Lessee.

                     (c) Any assignment or subletting by Lessee except as permitted herein shall be void and of no effect. Any permitted assignment shall not relieve Lessee of any of its liabilities hereunder. A change in control of Lessee, but not the mortgaging by Lessee of its rights hereunder, shall constitute an assignment of this Lease. Lessor agrees to enter into documentation reasonably requested by any lender to Lessee in connection with Lessee's mortgaging of its rights hereunder.

                     (d) Lessor may assign or transfer this Lease without the consent of Lessee, but shall notify Lessee following any transfer or assignment.

       17. RIGHT TO REMOVE LESSEE'S PROPERTY IN EVENT OF TERMINATION. In the event either party elects to terminate this Lease in accordance with the provisions herein or at the expiration of the term hereof, Lessee or its mortgagee shall have the right to remove Lessee's Property, except any fixtures (it being specifically understood and agreed that Lessee's antenna, transmitters, transmission line, and similar broadcasting equipment shall not be deemed fixtures) on the Leased Premises within thirty (30) days of such termination. Such removal shall be conducted in accordance with Paragraph 8.01 hereof Lessee shall promptly repair any and all damage caused by such removal. Any of Lessee's Property remaining on the Leased Premises after the expiration of the thirty (30) day period shall be deemed to be the property of Lessor, which Lessor may have removed at Lessee's expense.

       18.    LESSOR'S PROTECTION.

              18.01  DEFAULT BY LESSEE.

                     (a) If Lessee shall make default in making any payment herein provided for and any such default shall continue for a period of ten (10) business days after written notice to Lessee, or if Lessee shall make default in the performance of any obligation of Lessee herein (other than as to payment of money) and any such default shall continue for a period of thirty (30) days after written notice to Lessee, or if Lessee shall file a voluntary petition in bankruptcy, or if Lessee shall file any petition or institute any proceedings under any Insolvency or Bankruptcy Act or any amendment thereto hereafter made, seeking to effect its reorganization or a composition with its creditors, or if, in any proceedings based on the insolvency of Lessee or relating to bankruptcy proceedings, a receiver or trustee shall be appointed for Lessee or the Leased Premises, or if any proceedings shall be commenced for the reorganization of Lessee (which, in the case of involuntary proceedings, are not dismissed or stayed within 30 days of the commencement thereof), or if the leasehold estate created hereby shall be taken on execution or by any process of law, or if Lessee shall admit in writing its inability to pay its obligations generally as they become due, then Lessor may, at its option, terminate this Lease without notice, and declare all amounts due or to become due hereunder immediately due and payable, and Lessor's agents and servants may immediately, or any time thereafter, reenter the Leased Premises by reasonably necessary force, summary proceedings, or otherwise, and remove all persons and properly therein, without being liable to indictment, prosecution, or damage therefor, and Lessee hereby expressly waives the service of any notice in writing of intention to reenter said Leased Premises. Lessor may, in addition to any other remedy provided by law or permitted herein, at its option, relet the Leased Premises (or any part thereof) on behalf of Lessee, applying any monies collected first to the payment of expenses of resuming or obtaining possession, and, second, to the payment of the costs of placing the premises in rentable condition, including any leasing commission, and, third, to the payment of rent due hereunder, and any other damages due to the Lessor. Any surplus remaining thereafter shall be paid to Lessee, and Lessee shall remain liable for any deficiency in rental, the amount of which deficiency shall be paid upon demand therefor to Lessor.

                     (b) Should Lessor re-enter and terminate according to the provisions of this subparagraph, Lessor may remove and store the Lessee's Property at the expense and for the account of Lessee. Alternatively, Lessor may sell, or cause to be sold, Lessee's Property at public sale to the highest bidder for cash, and remove from the proceeds of such sale any rent or other payment then due Lessor under this Lease. Any disposition of the Lessee's Property pursuant thereto shall be subject to the rights of any lender to Lessee holding a mortgage on Lessee's Property and shall be made in a manner that is commercially reasonable within the meaning of the Uniform Commercial Code as in effect in the State of North Carolina at the time of such disposition.

       19.    INDEMNIFICATION.

                     (a) Each party warrants and represents that it has the authority to enter into this Lease and to grant the rights it grants hereunder, and that performance of its obligations pursuant to this Lease will not violate the rights of any third party whatsoever. Lessee agrees to indemnify and defend Lessor against any claim for damages, losses, liabilities, costs, or expenses, including reasonable attorney's fees, arising (a) out of any breach by Lessee of its warranties, representations, or covenants under this Lease; (b) out of the use, management, or occupancy of the Leased Premises by Lessee, its agents, or invitees; (c) out of any omissions, negligence or willful misconduct of Lessee, its agents, servants, employees, licensees, or invitees; (d) out of failure of Lessee to comply with any laws, statutes, ordinances, or regulations; (e) out of Lessee's failure to maintain equipment in proper working order; and (f) out of Lessee's failure to comply with any of its other obligations under the terms of this Lease.

                     (b) Lessor agrees to indemnify and defend Lessee against any claim for damages, losses, liabilities, costs, or expenses, including reasonable attorney's fees, arising (a) out of any breach by Lessor of its warranties, representations, or covenants under this Lease; (b) out of the use, management, or occupancy of the Leased Premises by Lessor, its agents, or invitees; (c) out of any omissions, negligence or willful misconduct of Lessor, its agents, servants, employees, licensees, or invitees; (d) out of failure of Lessor to comply with any laws, statutes, ordinances, or regulations; (e) out of Lessor's failure to maintain equipment in proper working order; and (f) out of Lessor's failure to comply with any of its other obligations under the terms of this Lease.

                     (c) Any party seeking indemnification hereunder ("Indemnified Party") shall provide the other party ("Indemnifying Party") reasonably prompt notice of known claims giving rise to any claim for indemnity, and the Indemnifying Party shall have the right and opportunity to undertake the legal defense of such claims. The Indemnified Party and its counsel may nevertheless participate in (but not control) such proceedings, negotiations, or defense at its own expense. In all such cases, the Indemnified Party will give all reasonable assistance to the Indemnifying Party, including making the Indemnified Party's employees and documents available as reasonably requested without charge.

       20.    ESTOPPEL CERTIFICATE AND ATTORNMENT.

              20.01 ESTOPPEL CERTIFICATE. Within ten (10) days after either party's request, the other party shall deliver, executed in recordable form, a declaration to any person designated by the requesting party (a) ratifying this Lease; (b) stating the commencement and termination dates; and (c) certifying
(i) that this Lease is in full force and effect, and has not been assigned, modified, supplemented, or amended (except by such writings as shall be stated);
(ii) that all conditions under this Lease to be performed have been satisfied (stating exceptions, if any); (iii) that no defenses or offsets against the enforcement of this Lease by the requesting party exist (or stating those claimed); (iv) advance rent, if any, paid by Lessee; (v) the date to which rent has been paid; (vi) the amount of security deposited with Lessor (if hereafter applicable for any reason); and (vii) such other information as the requesting party reasonably requires. Persons receiving such statements shall be entitled to rely upon them.

              20.02 ATTORNMENT. Lessee shall, in the event of a sale or assignment of Lessor's interest in any of the Leased Premises, or, if any of the Leased Premises comes into the hands of any Trustee under a Deed of Trust or a mortgagee or any other person, whether because of a foreclosure, exercise of a power of sale under a mortgage or Deed of Trust, or otherwise, attorn to the purchaser or such mortgagee, Trustee, or other person, and recognize the same as Landlord hereunder. Lessee shall execute at Lessor's request any attornment agreement reasonably required by any mortgagee, Trustee, or other such person to be executed containing such provisions as such mortgagee, Trustee, or other person reasonably requires, provided, however, that such attornment shall not modify the terms of this Lease.

              20.03 FAILURE TO EXECUTE INSTRUMENTS. Either party's failure, without good and reasonable cause, to execute instruments or certificates provided for in this Paragraph 20, within fifteen (15) days after the receipt by such party of a written request, shall be a default under his Lease.

       21.    MISCELLANEOUS.

              21.01 RELATIONSHIP OF PARTIES. Nothing contained herein and no acts of the parties herein shall be deemed or construed as creating any relationship between the parties hereto other than the relationship of Lessor and Lessee or Landlord and Tenant.

              21.02 GOVERNING LAW. This Lease shall be governed and construed and enforced in accordance with the laws of the State of North Carolina.

              21.03 CAPTIONS. The captions contained in this Lease are included solely for convenience and shall in no event affect or be used in connection with the interpretation of this Lease.

              21.04 AMENDMENTS. This Lease only may be amended or modified as may be agreed upon by written instrument executed by the parties hereto.

              21.05 INTEREST AND ATTORNEY'S FEES. All sums becoming due or payable under this Lease, including all money expended pursuant to the provisions hereof or on account of any default in the performance and observance of any agreements or covenants herein, shall bear interest at the rate of eight and one-half percent (8.5%) per annum (or at such lesser rate which is the maximum permitted by applicable law) from thirty (30) days after the date such sums become due or payable, or, in the event one of the parties expends money because of a default by the other, from thirty (30) days after the date the defaulting party received written notice that such money was expended.

              The prevailing party shall be entitled to its reasonable attorney's fees to collect any payment or to compel any performance ultimately held to be due under the provisions of this Lease.

              21.06 BROKERS AND THIRD PARTIES. Each party represents that it has not had dealings with any real estate broker or other person who may claim a commission or finder's fee with respect to this Lease in any manner. Each party shall hold harmless the other party from all damages resulting from any claims that may be asserted against the Indemnified Party by any broker, finder, or other person with whom the Indemnifying Party has or purportedly has dealt.

              21.07 NOTICES. Notices given pursuant to this Lease shall be in writing and shall be given by actual delivery or by mailing the same to the party entitled thereto at the addresses set forth below or at any such other address as any Party may designate in writing to any other Party pursuant to the provisions of this paragraph. Notice given by mail shall be sent by United States mail, certified or registered, return receipt requested or by nationally recognized courier serviced providing receipt of delivery. Notices shall be deemed to be received on the date of actual receipt, in the case of personal delivery, or on the date of mailing, in the case of mailing. Notices shall be served or mailed to the following addresses, subject to change as provided above:

       If to the Lessor:    Beasley Family Towers, Inc.
                            3033 Riviera Drive, Suite 200
                            Naples, FL 34103
                            Attn:  Ms. B. Caroline Beasley
                            Secretary
                            Phone: (941) 263-5000

                            Fax:   (941) 434-8950


       With a copy (which shall not constitute notice) to:

                            Joseph D. Sullivan, Esq.
                            Latham & Watkins
                            1001 Pennsylvania Ave., N.W.
                            Washington, DC 20004-2505
                            Phone: (202) 637-2200
                            Fax:   (202) 637-2201

       If to the Lessee:    Beasley FM Acquisition Corp.
                            3033 Riviera Drive, Suite 200
                            Naples, FL 34103
                            Attn:  Mr. George G. Beasley
                            Chief Executive Officer
                            Phone: (941) 263-5000
                            Fax:   (941) 434-8950



              21.08 WAIVER. It is agreed that the waiving of any of the covenants of this Lease by either party shall be limited to the particular instance, and shall not be deemed to waive any other breaches of such covenant or any provision herein contained.

              21.09 ACCORD AND SATISFACTION. No receipt of money by Lessor after the termination of this Lease or after the service of any notice or after the commencement of any suit reinstates, continues, or extends the term of this Lease or affects any such notice or suit.

              21.10 LIMITATION OF LIABILITY. Except as otherwise expressly stated herein, Lessor shall not be liable or responsible to the Lessee or to anyone claiming under or through the Lessee for any loss or damage caused by the acts or omissions of any other tenants or any other users of the Leased Premises, or for any loss or damage to Lessee's Property caused by fire, water, bursting pipes, leaking gas, sewage, steam pipes, drains, ice, or materials falling from the Tower or Transmitter Building, or the malfunction of any utility, facility, or installation, or by reason of any other existing condition or defect in the Leased Premises; nor shall Lessor be liable or responsible to the Lessee for any injury or damage suffered by the Lessee and allegedly caused by technical interference with the Lessee's operations, by the activities of any other tenants or users of the Leased Premises, or any other broadcasters. Except for Lessor's own negligent acts, willful misconduct or for breaches of its obligations under this Agreement, Lessor shall not be liable to Lessee, or to any other person for property damage or personal injury, including death. Lessor shall not be liable under any circumstances for loss of use, loss of sponsorship or advertising revenue, or any other consequential damages sustained by Lessee.

              21.11 PARTIAL INVALIDITY. The invalidity of any provision, clause, or phrase contained in this Lease shall not serve to render the balance of this Lease ineffective or void; and the same shall be construed as if such had not been herein set forth.

              21.12 DOCUMENTARY STAMPS. Lessee shall bear the cost of any documentary stamps occasioned by this Lease should it wish to record this Lease.

              21.13 RULES AND REGULATIONS. Lessor may from time to time issue such rules and regulations in writing which it may consider necessary and desirable. Lessee agrees to abide by such rules and regulations so long as they do not unreasonably interfere with Lessee's use and occupancy of the Tower or conflict with this Lease.

              21.14 FORCE MAJEURE. Lessor assumes no responsibility for any losses or damages to Lessee's Property caused by acts of God, including, but not limited to, wind, lightning, rain, ice, earthquake, floods, or rising water, or by aircraft or vehicle damage. Lessor furthermore assumes no responsibility for losses or damages to Lessee's Property caused by any person other than employees and agents of Lessor. In the event that Lessor shall be delayed, hindered in or prevented from the performance of any act required hereunder by reason of acts of God (including, but not limited to, wind, lightning, rain, ice, earthquake, flood, or rising water), aircraft or vehicle damage or other casualty, unforeseen soil conditions, acts of third parties who are not employees of Lessor, strikes, lock-outs, labor troubles, inability to procure material, failure of power, governmental actions, laws or regulations, riots, insurrection, war, or other reasons beyond its control, then the performance of such act shall be excused for the period of delay and the period for performance of any such act shall be extended for a period equivalent to the period of such delay.

              21.15 ENTIRE AGREEMENT. This Lease, together with its Exhibits, constitutes and sets forth the entire agreement and understanding of the parties with respect to the subject matter hereof, and supersedes all prior or contemporaneous offers, negotiations, and agreements (whether oral or written) between the parties (or any of their related entities) concerning the subject matter of this Lease.

              21.16 COUNTERPARTS AND DUPLICATES. This Lease may be executed in counterparts, which, when combined, shall constitute a single instrument. The Lease may also be executed in duplicate editions, each of which shall be effective as an original.

       IN WITNESS WHEREOF, the parties have hereunto set their respective hands and seals, as of the day and year first above written.

ATTEST:                                 LESSOR:

                                        BEASLEY FAMILY TOWERS, INC.


                                        By:                               (SEAL)
----------------------------                  ----------------------------
Witness                                       Name:  B. Caroline Beasley
                                              Title: Secretary


                                        LESSEE:

                                        BEASLEY FM ACQUISITION CORP.


                                        By:                               (SEAL)
----------------------------                  ----------------------------
Witness                                       Name:  George G. Beasley
                                              Title: Chief Executive Officer

                                    EXHIBIT A

                        DESCRIPTION OF WAZZ-AM TOWER SITE

That certain tract of land (exclusive of the building used as a studio for radio broadcast stations WAZZ and WFLB-FM, and inclusive of the transmitter building situated near the base of the WAZZ-AM Tower on the Tower Site) more particularly described as follows:

BEGINNING at a point in the eastern margin of Lot 6 as shown in Section II and
Section III of Huske Heights as recorded in Plat Book 11, Page 4, Cumberland County Registry, said point being located North 34 degrees 34 minutes West 71.02 feet from the northeast corner of said Lot 6; thence South 31 degrees 59 minutes West 300.75 feet to a point in the eastern margin of Bragg Boulevard; thence running with the eastern margin of said Bragg Boulevard North 58 degrees 21 minutes West 10.00 feet to a point; thence running along the northwest line of said Lot 6 North 31 degrees 59 minutes East 200.00 feet to a point; thence running along a north east line of Franchise Realty Corporation property as recorded in Deed Book 933, Page 1, North 58 degrees 01 minutes West 172.38 feet to a point; thence North 31 degrees 55 minutes East 160.59 feet to an old iron pipe; thence running along the eastern margin of a portion of Lot 9, Lot B, Lot 7 and a portion of Lot 6, South 34 degrees 34 minutes East 199.03 feet to the point and place of BEGINNING, and containing .634 acres, more or less, and being a portion of Lots 6, 7, 8, 9, of Section II and Section III, of Huske Heights, as recorded in Plat Book 11, Page 4, Cumberland County Registry, North Carolina. The above description as prepared by William Larry King, Registered Land Surveyor L 13339, August 6, 1981.

Included within and as a part of the above described property is the following described strip of land which is an easement and not a part of the property owned in fee simple.

Being the northwestern most ten (10.0') feet of Lot Six (6) of the Huske Heights Subdivision, Section III, per plat of same duly recorded in Plat Book 11, Page 4, and being described by metes and bounds as follows:

BEGINNING at a stake in the northern margin of Bragg Boulevard, the westernmost corner of Lot Six (6) of the said Huske Heights Subdivision, Section III, and runs thence with the northwestern line of said Lot Six (6) of the Huske Heights Subdivision, Section III, North 31 degrees 35 minutes East 307.30 feet to an iron stake, the northernmost corner of said Lot Six (6) of the Huske Heights Subdivision, Section III; and runs thence along the northwestern line of said Lot Six (6) of the Huske Heights Subdivision, Section III, South 34 degrees 34 minutes East 10.93 feet to a point in said line; and runs thence, a new line that is located parallel to and 10.0 feet measured southeastwardly and perpendicularly from the northwestern line of said Lot Six (6), South 31 degrees 35 minutes West 302.89 feet to a point in the northern margin of Bragg Boulevard in the southwestern line of said Lot Six (6) of the Huske Heights Subdivision,
Section III; and runs thence along the northern margin of Bragg Boulevard in the southwestern line of said Lot Six (6) of the Huske Heights Subdivision, Section III; and runs thence along the northern margin of Bragg Boulevard, North 59 degrees 25 minutes West 10.0 feet to an iron stake, the point of BEGINNING.

BEGINNING at an existing iron pipe in the southwestern property line of the City of Fayetteville property as recorded in Book 640, Page 227, and also being in the northeastern line of Lot 9 as shown in a Plat of Section II and III of Huske Heights as recorded in Plat Book II, Page 4, and also being the northernmost corner of the property described in the deed from N. Hunter Wyche, Jr., Trustee, to Chesapeake Holdings - Nottoway Limited as recorded in Book 4041, Page 192, and also being a corner of the Mao Yun Lin property as recorded in Book 3673, Page 673; and proceeding thence for a FIRST CALL along the dividing line between the properties recorded in Book 4041 Page 192 and Book 3673, Page 673, South 31 degrees, 59 minutes West 180.11 feet to the westernmost corner of the property described in Book 4041, Page 192; an thence a new line, an extension of the southwestern line of the property described in Book 4041, Page 192, North 58 degrees, 01 minutes West 12.00 feet to a point; thence parallel with and 12.00 feet perpendicular to the first call herein, North 31 degrees, 59 minutes East
185.33 feet to a point in the aforesaid City of Fayetteville property said point also being in the northeastern line of the aforementioned Lot 9; thence along that line South 34 degrees, 30 minutes East 13.09 feet to THE POINT AND PLACE OF BEGINNING containing 2,192.63 square feet and being a portion of the aforementioned property conveyed to Mao Yun Lin as recorded in Book 3673, Page 673.

The property hereinabove described was acquired by Grantor by Deed dated November 27, 1996, recorded March 6, 1997, in Book 4625 Page 0178 in the Cumberland County, North Carolina Registry.

                                    EXHIBIT B

                            DESCRIPTION OF THE TOWER

That certain free-standing approximately three-hundred (300) foot communications tower situated on that certain tract of land more particularly described as follows:

BEGINNING at a point in the eastern margin of Lot 6 as shown in Section II and
Section III of Huske Heights as recorded in Plat Book 11, Page 4, Cumberland County Registry, said point being located North 34 degrees 34 minutes West 71.02 feet from the northeast corner of said Lot 6; thence South 31 degrees 59 minutes West 300.75 feet to a point in the eastern margin of Bragg Boulevard; thence running with the eastern margin of said Bragg Boulevard North 58 degrees 21 minutes West 10.00 feet to a point; thence running along the northwest line of said Lot 6 North 31 degrees 59 minutes East 200.00 feet to a point; thence running along a north east line of Franchise Realty Corporation property as recorded in Deed Book 933, Page 1, North 58 degrees 01 minutes West 172.38 feet to a point; thence North 31 degrees 55 minutes East 160.59 feet to an old iron pipe; thence running along the eastern margin of a portion of Lot 9, Lot B, Lot 7 and a portion of Lot 6, South 34 degrees 34 minutes East 199.03 feet to the point and place of BEGINNING, and containing .634 acres, more or less, and being a portion of Lots 6, 7, 8, 9, of Section II and Section III, of Huske Heights, as recorded in Plat Book 11, Page 4, Cumberland County Registry, North Carolina. The above description as prepared by William Larry King, Registered Land Surveyor L 13339, August 6, 1981.

Included within and as a part of the above described property is the following described strip of land which is an easement and not a part of the property owned in fee simple.

Being the northwestern most ten (10.0') feet of Lot Six (6) of the Huske Heights Subdivision, Section III, per plat of same duly recorded in Plat Book 11, Page 4, and being described by metes and bounds as follows:

BEGINNING at a stake in the northern margin of Bragg Boulevard, the westernmost corner of Lot Six (6) of the said Huske Heights Subdivision, Section III, and runs thence with the northwestern line of said Lot Six (6) of the Huske Heights Subdivision, Section III, North 31 degrees 35 minutes East 307.30 feet to an iron stake, the northernmost corner of said Lot Six (6) of the Huske Heights Subdivision, Section III; and runs thence along the northwestern line of said Lot Six (6) of the Huske Heights Subdivision, Section III, South 34 degrees 34 minutes East 10.93 feet to a point in said line; and runs thence, a new line that is located parallel to and 10.0 feet measured southeastwardly and perpendicularly from the northwestern line of said Lot Six (6), South 31 degrees 35 minutes West 302.89 feet to a point in the northern margin of Bragg Boulevard in the southwestern line of said Lot Six (6) of the Huske Heights Subdivision,
Section III; and runs thence along the northern margin of Bragg Boulevard in the southwestern line of said Lot Six (6) of the Huske Heights Subdivision, Section III; and runs thence along the northern margin of Bragg Boulevard, North 59 degrees 25 minutes West 10.0 feet to an iron stake, the point of BEGINNING.


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

BEGINNING at an existing iron pipe in the southwestern property line of the City of Fayetteville property as recorded in Book 640, Page 227, and also being in the northeastern line of Lot 9 as shown in a Plat of Section II and III of Huske Heights as recorded in Plat Book II, Page 4, and also being the northernmost corner of the property described in the deed from N. Hunter Wyche, Jr., Trustee, to Chesapeake Holdings - Nottoway Limited as recorded in Book 4041, Page 192, and also being a corner of the Mao Yun Lin property as recorded in Book 3673, Page 673; and proceeding thence for a FIRST CALL along the dividing line between the properties recorded in Book 4041 Page 192 and Book 3673, Page 673, South 31 degrees, 59 minutes West 180.11 feet to the westernmost corner of the property described in Book 4041, Page 192; an thence a new line, an extension of the southwestern line of the property described in Book 4041, Page 192, North 58 degrees, 01 minutes West 12.00 feet to a point; thence parallel with and 12.00 feet perpendicular to the first call herein, North 31 degrees, 59 minutes East
185.33 feet to a point in the aforesaid City of Fayetteville property said point also being in the northeastern line of the aforementioned Lot 9; thence along that line South 34 degrees, 30 minutes East 13.09 feet to THE POINT AND PLACE OF BEGINNING containing 2,192.63 square feet and being a portion of the aforementioned property conveyed to Mao Yun Lin as recorded in Book 3673, Page 673.

The property hereinabove described was acquired by Grantor by Deed dated November 27, 1996, recorded March 6, 1997, in Book 4625 Page 0178 in the Cumberland County, North Carolina Registry.


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

                                    EXHIBIT C

               [TRANSMITTER BUILDING SPACE DIAGRAM OR DESCRIPTION]



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